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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Steve J. Fredricks

Chief Legal Officer & Chief Compliance Officer

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Annual Report
October 31, 2020

Madison Conservative Allocation Fund

Madison Moderate Allocation Fund

Madison Aggressive Allocation Fund

Madison Tax-Free Virginia Fund

Madison Tax-Free National Fund

Madison High Quality Bond Fund

Madison Core Bond Fund

Madison Diversified Income Fund

Madison Covered Call & Equity Income Fund

Madison Dividend Income Fund

Madison Investors Fund

Madison Mid Cap Fund

Madison Small Cap Fund

Madison International Stock Fund

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies from Madison Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Madison Funds website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you can update your mailing preferences with your financial intermediary, or enroll in e-delivery at madisonfunds.com (for accounts held directly with the funds).

You may elect to receive all future reports in paper free of charge by calling Madison Funds at (800) 877-6089 if you hold shares directly with the funds. Your election to receive reports in paper will apply to all funds held with Madison Funds. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Madison Funds  |  October 31, 2020

Table of Contents

Page
Management’s Discussion of Fund Performance
Period in Review	2
Allocation Funds Summary	3
Conservative Allocation Fund	3
Moderate Allocation Fund	4
Aggressive Allocation Fund	4
Tax-Free Virginia Fund	5
Tax-Free National Fund	6
High Quality Bond Fund	7
Core Bond Fund	8
Diversified Income Fund	9
Covered Call & Equity Income Fund	10
Dividend Income Fund	11
Investors Fund	12
Mid Cap Fund	12
Small Cap Fund	13
International Stock Fund	14
Notes to Management’s Discussion of Fund Performance	16
Portfolios of Investments
Conservative Allocation Fund	17
Moderate Allocation Fund	17
Aggressive Allocation Fund	18
Tax-Free Virginia Fund	18
Tax-Free National Fund	19
High Quality Bond Fund	23
Core Bond Fund	22
Diversified Income Fund	25
Covered Call & Equity Income Fund	28
Dividend Income Fund	29
Investors Fund	29
Mid Cap Fund	30
Small Cap Fund	30
International Stock Fund	31
Financial Statements
Statements of Assets and Liabilities	32
Statements of Operations	34
Statements of Changes in Net Assets	36
Financial Highlights	42
Notes to Financial Statements	49
Report of Independent Registered
Public Accounting Firm	60
Other Information	61
Trustees and Officers	67

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within this report. Performance data shown represents past performance, past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Madison Funds  |  October 31, 2020

Management’s Discussion of Fund Performance (unaudited)

Period in Review

The conventional timeframe to think about investment results is in calendar years broken into quarters. For reports such as this one, defined by a fiscal year that runs from October 31, 2019 through October 31, 2020, the results can be hard to reconcile even in calm periods. But for this particular annual period, quarters and calendars take a backseat to the split that was not only the central story for the stock and bond markets, but our lives in general: pre- and post-COVID-19.

Thinking back to the fall of 2019 takes us back to another world, where we were enjoying restaurant dinners, movies and concerts without a care. It does feel like a long time ago. With regard to this reporting period, we experienced almost four months of pre-COVID, with late February 2020 marking the demarcation line. The course of the 10-year Treasury is as good a guide as any. It began the period yielding around 1.9%, historically low, but above the three-year low of 1.5% (close to the all-time low) which we had seen the previous summer. The arrival of COVID-19 drove rates down precipitously, with the late February to early March chart looking like Niagara Falls with a fall to an unheard level of below 0.6%. This flight to safety was only partially mitigated as the period continued, with the yield ending at 0.87%.

Meanwhile the stock market experienced a similar freefall. From the beginning of our reporting period on November 1, 2019 through March 23, the market as measured by the S&P 500® dropped -25.7% (closer to -34% from its February high), with the damage concentrated in late February and March. Just as notable was the recovery. From the period low on March 23 through the period ended on October 31, 2020, the S&P 500® was up 47.7%, pushing the total return for the period to a solidly positive 9.7% gain.

While the viral pandemic cut its jagged path across the country the markets seemed much more focused on the economic interventions, with the fiscal and monetary responses driving the recovery even as the COVID-19 numbers showed little signs of abatement. Beginning on March 15, the Federal Reserve (Fed) took decisive action to combat the market meltdown. It returned rates to the near-zero level it had deployed for the years following the Great Recession and announced a $700 billion round of quantitative easing, large-scale asset purchases. The Coronavirus Aid, Relief, and Economic Security (CARES) Act was passed by Congress with overwhelming, bipartisan support and signed into law by President Trump on March 27, 2020. This was the largest stimulus legislation in U.S. history, nearly $2 trillion.

These actions helped mitigate what was emerging as the virus’ devastating blow to the U.S. economy. The shuttering of broad segments of the economy, such as entertainment and travel, had immediate and serious impacts on employment. Unemployment spiked more in three months than in two years of the Great Recession. The official unemployment rate, which does not count underemployment or those who have dropped out of the labor market, jumped from 3.8% in February to 13% in May. School shutdowns created a crisis for many working families, even for those whose jobs were secure. Food insecurity skyrocketed, with one in six adults with children in their households reporting shortages. While the bond market appeared to be anchored to the low Fed rates, the stock market, always forward looking, seemed to believe that all of these hardships would be temporary, tempered initially by the CARES Act and an anticipated second round of fiscal stimulus while eventually being resolved either via COVID mitigation, commercial accommodations or vaccine development. Positive news on vaccines at the end of the period were especially welcomed by both a nation tiring of living restrictions and the stock market.

While it is impossible to overlook the deaths and hardships we continue to suffer, the resilience of the stock market may be a harbinger of the resilience of the American people and our economy. We personally do not foresee a smooth or painless recovery as we enter 2021, with the possibility of serious setbacks as we await the day when we can look back on COVID-19 as a bitter memory. Our response is to be vigilant stewards of our shareholders’ investments, focusing on the highest quality investments available in each of our portfolios’ mandates. It is our fervent hope that when we return in a year to discuss the next annual period, we will be talking about much of what we suffer today in the past tense.

Madison Funds  |  Management’s Discussion of Fund Performance - continued  |  October 31, 2020

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds invest primarily in shares of registered investment companies (the “Underlying Funds”). The funds are diversified among a number of asset classes and their allocation among Underlying Funds are based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

●	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
●	Scenario analysis– historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the funds under different economic and market conditions.
●	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	5.62	4.98	5.25	5.09	-0.47	2.93	4.00	4.47
Class B Shares[3]	4.89	4.20	4.45	4.46	0.39	3.11	4.12	4.46
Class C Shares[4]	4.89	4.19	4.47	4.29	3.89	4.19	4.47	4.29
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	6.31	5.20	4.16	3.62	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	6.83	6.10	6.16	6.00	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Conservative Allocation Fund (Class A at NAV) returned 5.62% for the one-year period ended October 31, 2020, compared to its Conservative Allocation Custom benchmark’s 6.83%. The Fund’s peer group, Morningstar Allocation 30-50% Equity, returned 2.15%.

At the beginning of 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s -34% decline to the March low.

Although we did add risk back to the portfolio in the spring, most notably to corporate bonds and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the path forward for the global economy. These concerns coupled with historically high equity market valuations and elevated volatility have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.

Overall, the portfolio outperformed in two of the three main asset class categories. Results were favorable among both fixed income and foreign stocks, but outside excess cash, our holdings within U.S. equities provided the largest detractor to performance.

Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. As mentioned earlier, increases to corporate bonds after the March sell-off were also additive.

Our sizeable overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side.

On the U.S. equity side, large positive contributions from technology and other growth leaning holdings were overcome by sizeable underperformance from the Fund’s actively managed U.S. stock positions.

Relative to peers, results were quite favorable, boosted by our relative overweight allocations to U.S. versus foreign stocks, our preference for large caps within U.S. equities and by taking considerably less of the downside market experience in the spring.

Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of inconsistencies present in both the markets and economy.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Bond Funds	65.7%
Foreign Stock Funds	8.5%
Short-Term Investments	5.8%
Stock Funds	20.4%
Net Other Assets and Liabilities	(0.4)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Madison Core Bond Fund Class Y	23.0%
Vanguard Short-Term Corporate Bond ETF	12.0%
Baird Aggregate Bond Fund Institutional Shares	10.1%
iShares MBS ETF	9.7%
Madison Investors Fund Class R6	6.8%
iShares 20+ Year Treasury Bond ETF	6.2%
Madison Dividend Income Fund Class I	5.8%
Vanguard Intermediate-Term Corporate Bond ETF	4.0%
Vanguard Information Technology ETF	2.9%
VanEck Vectors Gold Miners ETF	2.7%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2020

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	4.75	5.01	6.31	6.70	-1.30	2.97	5.05	6.06
Class B Shares[3]	4.00	4.23	5.52	6.05	-0.50	3.18	5.19	6.05
Class C Shares[4]	3.99	4.23	5.51	5.90	2.99	4.23	5.51	5.90
S&P 500® Index	9.71	10.42	11.71	13.01	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	6.88	6.59	7.49	7.62	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Moderate Allocation Fund (Class A at NAV) returned 4.75% for the one-year period, compared to its Moderate Allocation Custom benchmark’s 6.88%. The Fund’s peer group, Morningstar Allocation 50-70% Equity, returned 3.65%.

At the beginning of 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s -34% decline to the March low.

Although we did add risk back to the portfolio in the spring, most notably to corporate bonds and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the path forward for the global economy. These concerns coupled with historically high equity market valuations and elevated volatility have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.

Overall, the portfolio outperformed in two of the three main asset class categories. Results were favorable among both fixed income and foreign stocks, but outside excess cash, our holdings within U.S. equities provided the largest detractor to performance.

Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. As mentioned earlier, increases to corporate bonds after the March sell-off were also additive.

Our sizeable overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side.

On the U.S. equity side, large positive contributions from technology and other growth leaning holdings were overcome by sizeable underperformance from the Fund’s actively managed U.S. stock positions.

Relative to peers, results were quite favorable, boosted by our relative overweight allocations to U.S. versus foreign stocks, our preference for large caps within U.S. equities and by taking considerably less of the downside market experience in the spring.

Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of inconsistencies present in both the markets and economy.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Bond Funds	41.3%
Foreign Stock Funds	16.5%
Short-Term Investments	8.8%
Stock Funds	34.0%
Net Other Assets and Liabilities	(0.6)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Madison Core Bond Fund Class Y	12.4%
Madison Investors Fund Class R6	11.4%
Vanguard Short-Term Corporate Bond ETF	9.9%
Madison Dividend Income Fund Class I	8.8%
Baird Aggregate Bond Fund Institutional Shares	7.9%
iShares MBS ETF	5.2%
VanEck Vectors Gold Miners ETF	5.0%
Vanguard Information Technology ETF	4.9%
Vanguard FTSE All-World ex-U.S. ETF	4.7%
iShares 20+ Year Treasury Bond ETF	4.3%

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Madison Funds | Management’s Discussion of Fund Performance - Madison Aggressive Allocation Fund - continued | October 31, 2020

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	3.59	4.76	6.97	7.80	-2.34	2.70	5.72	7.17
Class B Shares[3]	2.88	3.99	6.18	7.16	-1.54	2.98	5.87	7.16
Class C Shares[4]	2.88	3.99	6.18	7.00	1.90	3.99	6.18	7.00
S&P 500 Index	9.71	10.42	11.71	13.01	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	6.67	6.83	8.46	8.84	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Aggressive Allocation Fund (Class A at NAV) returned 3.59% for the one-year period, compared to its Aggressive Allocation Custom benchmark’s 6.67%. The Fund’s peer group, Morningstar Allocation: 70-85% Equity, returned 1.49%.

At the beginning of 2020 we believed markets were overly optimistic and priced such that everything would need to go right and with very little margin for error. Our belief was that a slowing economy would challenge the prevailing optimism, but we had no idea we were heading into a very dark time for the global economy. Our late-cycle economy concerns had us allocated rather conservatively in the portfolio all the way back to late 2019, with an underweight allocation to equities, an elevated cash position and sizeable U.S. Treasury bond holdings. Our caution initially provided a drag on return versus the blended benchmark. However, as the COVID-19 crisis emerged, our risk-light stance greatly muted the downside experience of the portfolio during the S&P 500® Index’s -34% decline to the March low.

Although we did add risk back to the portfolio in the spring, most notably to corporate bonds and Asian emerging markets equities, we remain relatively defensive as we still harbor serious concerns about the path forward for the global economy. These concerns coupled with historically high equity market valuations and elevated volatility have us mindful that risk markets are susceptible to a sudden downside burst. This residual defensiveness in the form of excess cash holdings provided a meaningful drag on performance over the period as risk markets charged ahead.

Overall, the portfolio outperformed in two of the three main asset class categories. Results were favorable among both fixed income and foreign stocks, but outside excess cash, our holdings within U.S. equities provided the largest detractor to performance.

Within fixed income, our long-term U.S. Treasury holdings provided the biggest positive contribution over the period. As mentioned earlier, increases to corporate bonds after the March sell-off were also additive.

Our sizeable overweight to Asian emerging markets stocks helped the portfolio outperform on the foreign equity side.

On the U.S. equity side, large positive contributions from technology and other growth leaning holdings were overcome by sizeable underperformance from the Fund’s actively managed U.S. stock positions.

Relative to peers, results were quite favorable, boosted by our relative overweight allocations to U.S. versus foreign stocks, our preference for large caps within U.S. equities and by taking considerably less of the downside market experience in the spring.

Moving forward we intend to keep our focus squarely on risk management as we remain concerned by the number of inconsistencies present in both the markets and economy.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Bond Funds	19.9%
Foreign Stock Funds	24.7%
Short-Term Investments	13.1%
Stock Funds	44.1%
Net Other Assets and Liabilities	(1.8)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Madison Investors Fund Class R6	12.6%
Madison Dividend Income Fund Class I	11.1%
VanEck Vectors Gold Miners ETF	7.0%
Vanguard Information Technology ETF	6.8%
SPDR S&P Emerging Asia Pacific ETF	6.2%
Vanguard FTSE All-World ex-U.S. ETF	5.9%
Madison Core Bond Fund Class Y	5.6%
iShares MSCI China ETF	5.1%
Vanguard FTSE All World ex-U.S. Small-Cap ETF	4.9%
Vanguard Short-Term Corporate Bond ETF	4.8%

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	3.24	3.09	2.59	2.80
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	3.46	3.76	3.36	3.66

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free Virginia Fund (Class Y) returned 3.24% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned 3.46%. The Morningstar Municipal Single State Intermediate peer group returned 2.82% for the period.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and security selection within the BBB quality bucket. Specific to maturity profile, the Fund benefited from higher than benchmark exposure to maturities less than 5 years as well as higher exposure to maturities between 7 and 10 years where the yield curve was more positively sloped. Also additive to return was the Fund’s allocation to local general obligation bonds and revenue bonds which outperformed general obligations issued by the state of Virginia. The Fund was less exposed to BBB-rated issues which detracted to performance as these securities provided more relative yield in the benchmark.

The municipal bond market experienced unprecedented turmoil during the first quarter of 2020 as the coronavirus pandemic curtailed economic growth and

Madison Funds | Management’s Discussion of Fund Performance - Madison Tax-Free Virginia Fund - continued | October 31, 2020

slashed state and local tax receipts. The market recovered rapidly as Congress passed a massive stimulus package known as the CARES act and the Federal Reserve established a lending facility to support municipal bonds in the event public markets were unable to provide financing. To date, only two issuers (State of Illinois and New York MTA) have borrowed from the Fed as the markets returned to more normal order flow. However, it is important to note that state and local budgets remained strained with the continuing effects of the pandemic weighing on a cloudy economic outlook. In addition, the continuing struggle to pass another round of federal stimulus directly aiding state and local governments and the possibility of a divided Congress for the incoming administration leaves many questions unanswered. Fortunately, there seems to be agreement that help is needed but how much and when that aid might come is a negative development for the market.

We envision demand for tax-exempt securities to remain steady for the coming quarters despite the headwinds facing municipalities. Tax rates look to remain at current levels or increase somewhat for higher wage earners. In addition, the general low level of interest rates in the fixed income complex make municipal bonds look attractive on a taxable-equivalent basis versus Treasuries and high-grade corporate bonds. The supply of muni bonds is expected to increase with additional issuance needed to fund pandemic relief for constituents and the potential for a robust infrastructure package to spur economic growth. However, we anticipate tax-exempt investors will become more attentive to the absolute level of yields as well as relative valuations versus other fixed income sectors.

In general, investors seem to be geared towards locking in the highest yields possible while dismissing signs of potential trouble spots percolating within the muni market. While it is true muni defaults are rare, the number of impairments and credit downgrades is experiencing an upsurge. The good news is a vast majority of impairments and defaults are within the riskiest sectors including retirement communities, local housing, land secured, charter schools and hospitals. Without taking uncompensated risk, we foresee tax-exempt investors taking advantage of the upward sloping muni curve by positioning a portion of holdings beyond 7 years. In addition, the nearly identical yields for munis with maturities less than five years poses an opportunity for investors to reposition into 8 to 12-year paper. The result of this two-pronged approach is a barbell portfolio (e.g. a portfolio with limited intermediate maturities). Lastly, we believe uncertainties about the economy and investors’ potential reactions to tax-exempt headlines warrants swapping lower quality holdings into higher quality credits.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20

Airport	3.2%
Development	3.3%
Education	10.5%
Facilities	6.8%
General	16.0%
General Obligation	26.7%
Medical	5.3%
Power	1.5%
Transportation	9.5%
Utilities	1.5%
Water	12.6%
Net Other Assets and Liabilities	3.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.2%
County of Arlington VA, 5.0%, 8/15/30	3.5%
James City County Economic Development Authority, 5.0%, 6/15/30	3.0%
City of Norfolk VA, 5.0%, 8/1/47	2.8%
County of Henrico VA Water & Sewer Revenue, 4.0%, 5/1/32	2.8%
Metropolitan Washington Airports Authority Revenue, 5.0%, 10/1/43	2.7%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.7%
Hampton Roads Transportation Accountability Commission, 5.0%, 7/1/42	2.7%
Commonwealth of Virginia, 5.0%, 6/1/23	2.6%
Virginia College Building Authority, 5.0%, 2/1/23	2.6%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	3.36	3.26	2.84	3.10
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	3.46	3.76	3.36	3.66

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free National Fund (Class Y) returned 3.36% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned 3.46%. The Morningstar Muni National Long peer group returned 2.49%.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation and security selection within the BBB quality bucket. Specific to maturity profile, the Fund benefited from higher than benchmark exposure to maturities less than 5 years as well as higher exposure to maturities between 7 and 10 years where the yield curve was more positively sloped. Also additive to return was the Fund’s allocation to local general obligation bonds and essential service revenue bonds which outperformed the broader market. The Fund was less exposed to BBB-rated issues which detracted to performance as these securities provided more relative yield in the benchmark.

The municipal bond market experienced unprecedented turmoil during the first quarter of 2020 as the coronavirus pandemic curtailed economic growth and slashed state and local tax receipts. The market recovered rapidly as Congress passed a massive stimulus package known as the CARES act and the Federal Reserve established a lending facility to support municipal bonds in the event public markets were unable to provide financing. To date, only two issuers (State of Illinois and New York MTA) have borrowed from the Fed as the markets returned to more normal order flow. However, it is important to note that state and local budgets remained strained with the continuing effects of the pandemic weighing on a cloudy economic outlook. In addition, the continuing struggle to pass another round of federal stimulus directly aiding state and local governments and the possibility of a divided Congress for the incoming administration leaves many questions unanswered. Fortunately, there seems to be agreement that help is needed but how much and when that aid might come is a negative development for the market.

Madison Funds | Management’s Discussion of Fund Performance - Madison Tax-Free National Fund - continued | October 31, 2020

We envision demand for tax-exempt securities to remain steady for the coming quarters despite the headwinds facing municipalities. Tax rates look to remain at current levels or increase somewhat for higher wage earners. In addition, the general low level of interest rates in the fixed income complex make municipal bonds look attractive on a taxable-equivalent basis versus Treasuries and high-grade corporate bonds. The supply of muni bonds is expected to increase with additional issuance needed to fund pandemic relief for constituents and the potential for a robust infrastructure package to spur economic growth. However, we anticipate tax-exempt investors will become more attentive to the absolute level of yields as well as relative valuations versus other fixed income sectors.

In general, investors seem to be geared towards locking in the highest yields possible while dismissing signs of potential trouble spots percolating within the muni market. While it is true muni defaults are rare, the number of impairments and credit downgrades is experiencing an upsurge. The good news is a vast majority of impairments and defaults are within the riskiest sectors including retirement communities, local housing, land secured, charter schools and hospitals. Without taking uncompensated risk, we foresee tax-exempt investors taking advantage of the upward sloping muni curve by positioning a portion of holdings beyond 7 years. In addition, the nearly identical yields for munis with maturities less than five years poses an opportunity for investors to reposition into 8 to 12-year paper. The result of this two-pronged approach is a barbell portfolio (e.g. a portfolio with limited intermediate maturities). Lastly, we believe uncertainties about the economy and investors’ potential reactions to tax-exempt headlines warrants swapping lower quality holdings into higher quality credits.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20

Alabama	4.4%
Arkansas	0.9%
California	0.6%
Colorado	2.2%
Florida	8.3%
Georgia	3.3%
Hawaii	2.3%
Idaho	2.4%
Illinois	6.7%
Indiana	2.6%
Kansas	3.7%
Kentucky	2.1%
Michigan	1.6%
Mississippi	2.5%
Missouri	2.0%
New Jersey	5.6%

New Mexico	1.0%
New York	5.0%
North Carolina	3.8%
Ohio	2.5%
Oklahoma	4.0%
Pennsylvania	3.1%
South Carolina	1.1%
Tennessee	2.4%
Texas	10.9%
Utah	1.6%
Virginia	5.5%
Washington	1.0%
West Virginia	2.3%
Wisconsin	1.9%
Net Other Assets and Liabilities	2.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
City of Austin TX, General Obligation, 5.0%, 9/1/26	2.9%
Cook County School District No. 111, General Obligation, 5.0%, 12/1/35	2.9%
Hampton Roads Sanitation District, 5.0%, 10/1/36	2.8%
Vanderburgh County Redevelopment District, 5.0%, 2/1/26	2.6%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.6%
City of Fort Worth TX, General Obligation, 4.0%, 3/1/29	2.5%
Medical Center Educational Building Corp., 5.0%, 6/1/30	2.5%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.5%
Orlando Utilities Commission, 5.0%, 10/1/22	2.4%
North Carolina Medical Care Commission, 5.0%, 6/1/40	2.4%

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	4.08	3.09	2.23	1.72
Bloomberg Barclays U.S. Intermediate Govt/Credit A+ Bond Index	5.59	4.17	3.06	2.56

*Performance data shown represents past performance. Investment returns reflect the investment adviser’s voluntary waiver of a portion of its management fee effective August 7, 2020. Without the fee waiver, the returns shown would be lower. The voluntary fee waiver may be amended or discontinued at any time without prior notice. Investment returns and principal value will fluctuate, so that fund shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown. Visit madisonfunds.com or call 800.877.6089 to obtain performance data current to the most recent month-end.

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Quality Bond Fund (Class Y) returned 4.08% for the one-year period, lagging the benchmark Bloomberg Barclays U.S. Intermediate Government/ Credit A+ Bond Index, which returned 5.59%. The Fund outperformed the Morningstar Short-Term Bond category peer group’s return of 3.02% over the same period.

After spending much of the period with a flat or inverted yield curve, recent policy changes have resulted in significant curve steepening as front-end rates anchored by Federal Reserve (Fed) policy fell, while longer rates rose in response to renewed economic activity. Recently, the Federal Open Market Committee announced their intention to target an average inflation rate of 2% over an entire economic cycle. This implies the Fed could allow inflation to run ‘hot’ to offset periods of low inflation. This is a significant change to monetary policy and will impact interest rates in the future. With the Fed reaffirming that the Fed Funds Rate is likely to stay near zero until at least 2023 with asset purchases continuing, policy will be closely watched as the current economic recovery progresses.

As the period ended, risk assets continued to recover ground lost during the COVID-19 economic shut down earlier this year. The Fed continued its purchases of both corporate bond exchange-traded funds (ETFs) and the underlying corporate bonds. Given the total size of these markets, the amount of purchases is fairly limited in scope. However, most market participants believe that the Fed will increase purchases if volatility increases. Corporations have issued a record amount of debt this year but with the Fed actively involved in these markets, the implicit backstop continues to make corporate bonds attractive to purchase versus Treasuries.

Conservative duration positioning was detractive to performance over the course of the period as interest rates moved sharply lower in response to the COVID-19

Madison Funds | Management’s Discussion of Fund Performance - Madison High Quality Bond Fund - continued | October 31, 2020

policy actions. Sector/quality was additive to performance during the period as increased allocations to corporate credit contributed positively as credit risk premiums contracted during this summer’s economic restart. Conservative maturity positioning was detractive to yield/income as the portfolio’s yield advantage was reduced due to sharply lower rates across all maturities. The portfolio benefitted from the move to a steeper yield curve in response to anticipated Fed policy changes. The shift in portfolio assets from 1- to 3-year Treasury to longer 7- to 10-year credit & agency holdings contributed to the positive impact of curve positioning during the period. Security selection detracted slightly from portfolio returns over the period as risk premiums on high quality names tightened less on a relative basis than lower quality issues.

In recent months, the portfolio continued to add exposure to corporate securities as increased corporate issuance provided attractive purchase candidates. By adding holdings of attractive high-quality credits, the portfolio sought to maintain yield and take advantage of attractive roll down characteristics of the recently steepened yield curve. The portfolio continues to sell short-term Treasuries to fund 7- to 10-year credit purchases and increased 5- to 7-year Treasury holdings. We view Treasuries maturing inside of two years as anchored near zero yields given our near-term Fed policy outlook making them attractive swap candidates to maintain portfolio yield and duration.

We believe that while the domestic economy has bounced back significantly from the depths of the COVID-19 shut down, we are entering a more gradual and difficult period. The path forward is largely dependent upon the progress of reopening efforts and identification of successful COVID-19 therapies and vaccines. Against this backdrop, we expect increased market volatility across sectors. However, with monetary stimulus remaining at all-time highs, the stage is set for a significant rebound as the path forward becomes more certain. While the relative attractiveness of corporate credit remains strong, the impact of the pandemic upon certain sectors for last years to come. The past 12 months has, once again, reinforced the need for diversification and rewarded those who have maintained exposure to high quality fixed income within their overall portfolio. We will continue to position the portfolio with a defensive duration posture and high-quality credit holdings as we navigate the coming months.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Communication Services	1.6%
Consumer Discretionary	6.9%
Consumer Staples	3.2%
Fannie Mae	9.5%
Financials	15.5%
Freddie Mac	7.9%
Health Care	1.7%
Industrials	0.3%
Information Technology	6.5%
Short-Term Investments	1.9%
U.S. Treasury Notes	44.7%
Net Other Assets and Liabilities	0.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
U.S. Treasury Notes, 2.500%, 8/15/23	3.2%
Fannie Mae, 2.125%, 4/24/26	2.9%
U.S. Treasury Notes, 2.375%, 8/15/24	2.9%
Fannie Mae, 1.875%, 4/5/22	2.8%
Freddie Mac, 0.375%, 4/20/23	2.7%
Freddie Mac, 0.375%, 7/21/25	2.7%
U.S. Treasury Notes, 2.125%, 5/15/25	2.6%
U.S. Treasury Notes, 2.250%, 11/15/24	2.6%
U.S. Treasury Notes, 2.750%, 11/15/23	2.6%
U.S. Treasury Notes, 2.125%, 2/29/24	2.6%

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	7.00	4.83	3.94	2.89	2.23	3.24	2.97	2.42
Class B Shares[3]	6.10	4.05	3.14	2.28	1.60	2.96	2.79	2.28
Class Y Shares[6]	7.13	5.09	4.17	3.13	–	–	–	–
Bloomberg Barclays U.S. Aggregate Bond Index	6.19	5.06	4.08	3.55	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Core Bond Fund (Class Y) returned 7.13% for the one-year period, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index®, which gained 6.19%. The Fund outperformed the Morningstar Intermediate Core Bond peer group, which gained 5.95% for the period.

The primary drivers of Fund performance versus the benchmark over the last year was an overweight to corporate bonds during the second and third quarter of 2020. The Fund added a significant amount of corporate bonds through the primary issuance market as firms raised cash in the face of economic uncertainty. New issue concessions were significant, and many deals performed extremely well after issuance. Performance was also positively impacted by the yield advantage over the benchmark. The Fund averaged a yield advantage of 54 basis points (bps) over the benchmark during the last year. This was primarily due to an overweight to corporate and securitized bonds.

The Fund’s securitized bond allocation underperformed the Bloomberg Barclay’s U.S. Securitized Index® over the one-year period. Consumers took advantage of lower interest rates and refinanced mortgage debt. Given higher prices on mortgage backed securities these prepayments hurt performance. Additionally, the Fund’s securitized product allocation had a lower duration versus the benchmark and underperformed as interest rates fell.

Finally, the Fund benefited from a slightly longer duration on average during the trailing one-year period. The Fund’s duration averaged 103% of the benchmark’s over the last year. Additionally, the Fund is overweight in Treasury securities with maturities longer than seven years. Over the previous year, interest rates have fallen

Madison Funds | Management’s Discussion of Fund Performance - Madison Core Bond Fund - continued | October 31, 2020

significantly with the ten-year and thirty-year Treasury falling 82 bps and 52 bps, respectfully. The Fund’s allocation to longer Treasuries benefited from the fall in rates.

Moving forward, the Fund will continue to be overweight risk assets to provide additional yield in the portfolio. The Fund will also be overweight longer maturity Treasuries given the expectation of accommodative monetary policy for the foreseeable future. Longer maturity Treasuries also provide a hedge to risk assets as Treasury yields general fall as volatility increases.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Asset Backed Securities	7.5%
Collateralized Mortgage Obligations	4.1%
Commercial Mortgage-Backed Securities	4.1%
Corporate Notes and Bonds	41.7%
Foreign Corporate Bonds	0.2%
Mortgage Backed Securities	16.0%
Short-Term Investments	5.6%
U.S. Government and Agency Obligations	20.3%
Net Other Assets and Liabilities	0.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
U.S. Treasury Notes, 1.625%, 8/15/22	2.7%
U.S. Treasury Notes, 1.500%, 8/15/26	2.1%
U.S. Treasury Notes, 0.625%, 8/15/30	1.6%
U.S. Treasury Bonds, 4.500%, 5/15/38	1.5%
U.S. Treasury Notes, 2.750%, 2/15/24	1.4%
U.S. Treasury Bonds, 6.625%, 2/15/27	1.4%
U.S. Treasury Bonds, 5.375%, 2/15/31	1.2%
U.S. Treasury Notes, 2.875%, 5/15/28	1.2%
U.S. Treasury Notes, 2.375%, 5/15/27	1.1%
U.S. Treasury Bonds, 3.750%, 8/15/41	0.9%

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds may constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted in invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	1.27	6.00	7.16	7.48	–	-4.56	3.94	5.90	6.85	–
Class B Shares[3]	0.56	5.19	6.37	6.84	–	-3.71	4.16	6.05	6.84	–
Class C Shares[4]	0.62	5.24	6.38	–	6.36	-0.33	5.24	6.38	–	6.36
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	6.31	5.20	4.16	3.62	3.18	NA	NA	NA	NA	NA
S&P 500® Index	9.71	10.42	11.71	13.01	13.34	NA	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	8.70	8.22	8.18	8.48	8.40	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Diversified Income Fund (Class A at NAV) returned 1.27% for the one-year period, underperforming its blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 8.70%. The Fund underperformed its Morningstar Moderate Allocation category peer group, which advanced 3.65% over the last year.

The equity portion of the Fund declined -2.1% for the fiscal year ended, which compared to the S&P 500® return of 8.6%. Relative to the index, sector allocation and stock selection were detractive. For sector allocation, an underweight position in Technology adversely impacted performance. In terms of stock selection, there were positive results in Utilities, Industrials, Energy, Financials and Consumer Staples, which was more than offset by weakness in Technology, Health Care, Communication Services and Consumer Discretionary. Within Financials, asset manager BlackRock (BLK) was the most additive stock in the portfolio. In Technology, semiconductor manufacturer Texas Instruments (TXN) contributed nicely to results. Within Consumer Discretionary, home improvement retailer Home Depot (HD) outperformed. Other notable outperforming stocks include industrial distributor Fastenal (FAST) within Industrials and renewable power generator NextEra Energy (NEE) in Utilities. On the negative side, in Technology, software and service provider Microsoft (MSFT) was the most detractive stock in the portfolio. Router manufacturer Cisco Systems (CSCO) was another Technology stock that lagged the index. Within Financials, banks U.S. Bancorp (USB) and J.P. Morgan (JPM) negatively impacted results. Property and casualty insurer Chubb (CB) was another notable underperforming stock in Financials. The Fund sold off CB and MSFT, while continuing to hold aforementioned names.

During the fiscal year ended, the fixed portion of the Fund outperformed, returning 6.90%, compared to the Bloomberg Barclay’s U.S. Aggregate Index’s return of 6.48%. The largest contributor to returns over the period was the funds increased allocation to credit holdings as risk premiums responded favorably to policy initiatives following the COVID-19 shut down.

After spending much of the period with a flat or inverted yield curve, recent policy changes have resulted in significant curve steepening as front-end rates anchored by Federal Reserve (Fed) policy fell, while longer rates rose in response to renewed economic activity. Recently, the Federal Open Market Committee announced their intention to target an average inflation rate of 2% over an entire economic cycle. This implies the Fed could allow inflation to run ‘hot’ to offset periods of low inflation. This is a significant change to monetary policy and will impact interest rates in the future. With the Fed reaffirming that the Fed Funds Rate is likely to stay near zero until at least 2023 with asset purchases continuing, policy will be closely watched as the current economic recovery progresses.

As the period ended, risk assets continued to recover ground lost during the COVID-19 economic shut down earlier this year. The Fed continued its purchases of both corporate bond exchange-traded funds (ETFs) and the underlying corporate bonds. Given the total size of these markets, the amount of purchases is fairly limited in scope. However, most market participants believe that the Fed will

Madison Funds | Management’s Discussion of Fund Performance - Madison Diversified Income Fund - continued | October 31, 2020

increase purchases if volatility increases. Corporations have issued a record amount of debt this year but with the Fed actively involved in these markets, the implicit backstop continues to make corporate bonds attractive to purchase versus Treasuries.

Throughout the period, the Fund added corporate bonds as spreads remained wide by historic standards. Additionally, the Fund added asset-backed securities and nonagency mortgage backed securities given attractive relative valuations. The Fund sold Treasuries to fund most of these purchases. At current yield levels, short-to-intermediate Treasuries provide little value and are natural sell candidates. The Fund continues to own long Treasuries to provide a hedge if volatility returns.

We believe that while the domestic economy has bounced back significantly from the depths of the COVID-19 shut down, we are entering a more gradual and difficult period. The path forward is largely dependent upon the progress of reopening efforts and identification of successful COVID-19 therapies and vaccines. Against this backdrop, we expect increased market volatility across sectors. However, with monetary stimulus remaining at all-time highs, the stage is set for a significant rebound as the path forward becomes more certain.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Asset Backed Securities	1.8%
Collateralized Mortgage Obligations	1.2%
Commercial Mortgage-Backed Securities	1.5%
Common Stocks	68.8%
Corporate Notes and Bonds	13.6%
Long Term Municipal Bonds	0.7%
Mortgage Backed Securities	5.7%
Short-Term Investments	0.8%
U.S. Government and Agency Obligations	5.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Home Depot Inc./The	3.1%
Verizon Communications Inc.	2.9%
Comcast Corp.	2.7%
Johnson & Johnson	2.6%
BlackRock Inc.	2.5%
Bristol-Myers Squibb Co.	2.3%
Caterpillar Inc.	2.3%
McDonald’s Corp.	2.3%
NextEra Energy Inc.	2.2%
Texas Instruments Inc.	2.2%

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large- and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio managers’ ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	7.10	4.15	4.54	5.70	–	0.92	2.12	3.30	5.08	–
Class C Shares[4]	6.31	3.38	3.75	–	4.83	5.33	3.38	3.75	–	4.83
Class Y Shares[6]	7.34	4.38	4.78	5.95	–	–	–	–	–	–
Class R6 Shares[7]	7.51	4.54	4.93	–	6.01	–	–	–	–	–
S&P 500® Index	9.71	10.42	11.71	13.01	13.34	NA	NA	NA	NA	NA
CBOE S&P 500 BuyWrite® Index	-10.93	–0.64	2.98	5.44	4.62	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Covered Call & Equity Fund (Class Y) returned 7.34% for the one-year period, compared to the 9.71% return for the S&P 500® and -10.93% for its benchmark CBOE S&P 500 BuyWrite Index. The Fund’s peer group, the Morningstar Options-Based, returned -1.20%.

Equity markets have certainly provided us with a variety of emotions over the past 12 months. The closing months of 2019 and the opening months of 2020 witnessed a continuation of the upward market trajectory which pervaded most of last year. COVID-19 ended that trend in mid-February as virus fears and the near shutdown of the global economy resulted in over a 30% market correction. Receding virus fears and a slow move to resume some economic activity prompted a very strong market rebound which eclipsed previous all-time highs by early September. With fears returning of a new virus resurgence and uncertainty over the upcoming presidential election, markets corrected somewhat and remained volatile as the period ended. With governments stepping in to provide a bridge to many of the economically affected, it remains uncertain how long this pandemic will last and when we can perceive a return to normal activity. Even as the talk of vaccines becomes more hopeful, a full return to normalcy is many months or quarters away. It is very difficult to predict a return to pre-pandemic conditions, but market activity appears to be very optimistically discounting a much quicker recovery than is likely. Covered call writing is, unquestionably, a conservative strategy and not expected to keep up in a bull market environment. We continue to maintain that the greater risk to the market is to the downside and we will execute the strategy in order to generate income and downside protection rather than increasing market exposure and risk.

While the Fund slightly lagged the overall market as defined by the S&P 500®, it outperformed its primary benchmark, the CBOE S&P Buywrite Index (BXM), by a very wide margin. This index essentially replicates a continual covered call strategy against the S&P 500® and is regarded as the passive alternative to a covered call strategy. As is typical with a defensive strategy such as ours, the Fund performed well during down market periods and did its best to keep up in upswings. During this period of wild market swings and differing market leadership, the Fund’s stock selections was a very strong positive contributor to returns. Many of the top contributors to performance were industrial or commodity cyclicals which

Madison Funds | Management’s Discussion of Fund Performance - Madison Covered Call & Equity Income Fund - continued | October 31, 2020

rebounded strongly on the expectation of an economic rebound. Among the top performers were Range Resources in natural gas and Freeport McMoran in copper. Gold related holdings also performed well in such an uncertain period with Barrick Gold, Newmont and the VanEck Gold Miner ETF leading the way. Industrial cyclical FedEx also was among the better performers. On the negative side, consumer- related companies were among the underperformers. Lumen Technologies, Nordstrom and CVS were impacted negatively. Discovery and Alcoa also lagged during the period.

The Fund’s sector allocation was moderately negative primarily due to lower exposure to the Technology sector and higher exposure to the Energy sector.

The Fund’s cash exposure was generally a positive contributor to performance despite the fact that the market was up almost 10% during the period. However, the call option overlay was detractive to performance over the entirety of the period as would be expected during an up-market year. From an income generation perspective the Fund has continued to generate a very attractive yield which has fallen within our expected range.

Given the defensive nature of covered call writing as a strategy, and our conservative approach to actively managing the strategy, protecting downside risk, and generating income in a low yield environment continues to offer a reasonable attraction to investors. Now that we have been through a severe correction, the subsequent recovery in the market makes us feel that risk awareness is lacking once again. With limited visibility into the potential outcomes in the near term, we believe it to be prudent to remain conservatively positioned.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/20
Communication Services	6.9%
Consumer Discretionary	7.8%
Consumer Staples	7.4%
Energy	9.4%
Exchange Traded Funds	2.7%
Financials	11.4%
Health Care	7.4%
Industrials	4.7%
Information Technology	4.0%
Materials	10.1%
Money Market Funds	26.1%
Utilities	2.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Range Resources Corp.	4.9%
Berkshire Hathaway Inc.	4.0%
General Motors Co.	3.8%
CVS Health Corp.	3.4%
Bank of America Corp.	3.1%
T-Mobile U.S. Inc.	3.1%
General Dynamics Corp.	2.9%
Steel Dynamics Inc.	2.9%
VanEck Vectors Gold Miners ETF	2.8%
JM Smucker Co./The	2.8%

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 30-60 securities which generally have a dividend yield of at least the S&P 500’s average yield, a strong balance sheet, a dividend that has been maintained and likely to increase and trades at a high relative dividend yield due to issues viewed by the adviser as temporary, among other characteristics.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 5/29/20 Inception	Since 8/31/20 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	–	–	–	–	4.53	–	–	–	–	–
Class Y Shares[6]	-1.42	6.91	9.59	10.07	–	–	–	–	–	–
Class I Shares[7]	–	–	–	–	–	-3.53	–	–	–	–
S&P 500® Index	9.71	10.42	11.71	13.01	8.14	-6.36	NA	NA	NA	NA
Russell 1000® Value Index	-7.57	1.94	5.82	9.48	3.51	-3.74	NA	NA	NA	NA
Lipper Equity Income Funds Index	-4.15	3.74	6.96	9.38	3.38	-4.35	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Dividend Income Fund (Class Y) returned -1.42% for the one-year period, which underperformed the S&P 500® return of 9.71% and outperformed its Morningstar peer group, U.S. Large Value, which returned -7.47%.

Relative to the index, sector allocation and stock selection were detractive. For sector allocation, an underweight position in Technology adversely impacted performance. In terms of stock selection, there were positive results in Utilities, Industrials, Energy, Financials and Consumer Staples, which was more than offset by weakness in Technology, Health Care, Communication Services and Consumer Discretionary. Within Financials, asset manager BlackRock (BLK) was the most additive stock in the portfolio. In Technology, semiconductor manufacturer Texas Instruments (TXN) contributed nicely to results. Within Consumer Discretionary, home improvement retailer Home Depot (HD) outperformed. Other notable outperforming stocks include industrial distributor Fastenal (FAST) within Industrials and renewable power generator NextEra Energy (NEE) in Utilities. On the negative side, in Technology, software and service provider Microsoft (MSFT) was the most detractive stock in the portfolio. Router manufacturer Cisco Systems (CSCO) was another Technology stock that lagged the index. Within Financials, banks U.S. Bancorp (USB) and J.P. Morgan (JPM) negatively impacted results. Property and casualty insurer Chubb (CB) was another notable underperforming stock in Financials. The Fund sold off CB and MSFT, while continuing to hold aforementioned names.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Communication Services	7.8%
Consumer Discretionary	11.1%
Consumer Staples	12.1%
Financials	14.1%
Health Care	15.4%
Industrials	13.4%
Information Technology	15.9%
Materials	2.7%
Short-Term Investments	1.4%
Utilities	5.8%
Net Other Assets and Liabilities	0.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Home Depot Inc./The	4.4%
Verizon Communications Inc.	4.1%
Johnson & Johnson	3.8%
Comcast Corp.	3.8%
BlackRock Inc.	3.6%
Caterpillar Inc.	3.3%
Bristol-Myers Squibb Co.	3.2%
NextEra Energy Inc.	3.1%
McDonald’s Corp.	3.1%
Texas Instruments Inc.	3.0%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2020

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies selected via bottom-up fundamental analysis. The Fund typically owns 25-40 securities which have demonstrated stable revenue and earnings growth patterns, have high profitability metrics, and have maintained proportionately low levels of debt. A rigorous analytical process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been exceeded, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception	Since 8/31/20 Inception	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception
Class A Shares[2]	5.75	10.74	12.07	–	11.46	–	-0.33	8.57	10.75	–	10.53
Class Y Shares[6]	6.06	11.02	12.35	12.21	–	–	–	–	–	–	–
Class I Shares[7]	–	–	–	–	–	-2.73	–	–	–	–	–
Class R6 Shares[7]	6.21	11.20	12.55	–	11.95	–	–	–	–	–	–
S&P 500® Index	9.71	10.42	11.71	13.01	11.87	-6.36	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Investors Fund (Class Y) returned 6.06% for the one-year period, while the S&P 500® Index returned 9.71% for the same period. The Fund slightly outperformed the Morningstar Large Blend peer group whose average return was 6.05% for the year. Similar to the comparable 2018 and 2019 periods, the current fiscal year end was characterized by a stronger return performance for faster growing, higher valuation multiple stocks (“growth stocks”).

The Fund managers found opportunities to sell and trim portfolio stocks with higher economic sensitivities while adding stocks of businesses that should be more resilient to classical economic cycles and COVID-related disruptions. The portfolio managers added five new stocks to the portfolio from the software, health care equipment, interactive media, media, and insurance industries over the course of the year that are expected to contribute positively to future returns. These new stocks are expected to be resilient to COVID-related disruptions and were purchased at what the fund managers believe were fair prices that should allow for price appreciation over time. Seven stocks were sold from the portfolio because they were deemed to have unfavorable prospective risk-reward profiles. As a group, the stocks sold are experiencing higher present-day business disruption from COVID-19 compared to the new stocks that were purchased. This activity led to fund turnover of 41%, which is near the higher end of the Fund’s expected annual turnover range. We believe the turnover has been productive because it related to improving the risk-reward proposition of the Fund.

Relative sector underperformance was most pronounced in the Information Technology and Consumer Discretionary Sectors, which returned 34.5% and 24.7%, respectively, within the S&P 500®, while the Fund’s holdings in those sectors returned less. The index’s returns in these two sectors was driven by mega cap information technology and internet retail stocks. Offsetting the underperformance from these two sectors, the Fund’s holdings outperformed the S&P 500® in the Energy, Industrials, Real Estate, Health Care, and Communications Services sectors, although by modest levels in each sector.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Communication Services	12.1%
Consumer Discretionary	11.7%
Financials	17.6%
Health Care	13.7%
Industrials	9.9%
Information Technology	19.8%
Materials	6.4%
Real Estate	2.6%
Short-Term Investments	6.1%
Net Other Assets and Liabilities	0.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Lowe’s Cos. Inc.	5.6%
Liberty Broadband Corp.	5.1%
Progressive Corp./The	4.8%
Becton Dickinson and Co.	4.6%
Alphabet Inc.	4.3%
Cognizant Technology Solutions Corp.	4.0%
PPG Industries Inc.	4.0%
Berkshire Hathaway Inc.	3.8%
Analog Devices Inc.	3.8%
US Bancorp	3.7%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such midcap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. The Fund generally holds 25-40 individual securities in its portfolio at any given time. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Madison Funds | Management’s Discussion of Fund Performance - Madison Mid Cap Fund - continued | October 31, 2020

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge							% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 2/29/12 Inception	Since 4/19/13 Inception	Since 8/31/20 Inception	1 Year	3 Years	5 Years	Since 4/19/13 Inception
Class A Shares[2]	-3.81	8.46	9.09	–	–	9.91	–	-9.37	6.35	7.81	9.05
Class B Shares[3]	-4.59	7.64	8.26	–	–	9.08	–	-8.68	6.62	7.96	9.08
Class Y Shares[6]	-3.52	8.89	9.51	11.50	–	–	–	–	–	–	–
Class I Shares[7]	–	–	–	–	–	–	-2.77	–	–	–
Class R6 Shares[7]	-3.26	9.10	9.76	–	11.12	–	–	–	–	–	–
Russell Midcap® Index	4.12	6.77	8.95	11.40	11.08	10.43	-1.32	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mid Cap Fund (Class Y) returned -3.52% for the one-year period, underperforming both its index and peer group. The Russell Midcap® Index returned 4.12% and the Morningstar Mid-Cap Blend peer group returned -0.96%.

The Fund’s underweight allocation to Healthcare and Information Technology, the two strongest performing sectors of the benchmark during the period, hurt the Fund’s relative performance. The other ten sectors of the Russell Midcap® Index were a -5.89% detractor to the benchmark return. Our positive contribution from sector allocation was driven by the poor performance from the Energy, Utilities, and Real Estate sectors. We benefitted from not owning any stocks in these three sectors. Our large overweight within the underperforming Financials sector was a drag on sector allocation, though stock selection within the sector was a partial offset. True to our bottom-up approach, our strongest contributors to performance came from some of our largest and highest conviction holdings, including three long-time holdings, one from the Communications Services sector and two from the Industrials sector.

Portfolio turnover was 24%, which is within our expected annual range of 20% to 30%. During the year, we established seven new positions and exited eight positions. Our bottom up process uncovered value in businesses that generally fell on the smaller end of midcap market capitalization range, as well as in industries considered to hold more value. This is not surprising as the hottest, and most expensive, areas of the stock market were more larger capitalization growth companies. As one example, we found value in stocks tied to the commercial real estate market. As COVID-19 hit and work-from-home became more commonplace, the stock market was quick to discard companies with exposure to commercial real estate, specifically office space. This wholesale selling left some business with strong competitive moats and able management teams trading at valuations that appeared far too cheap in relation to normalized earnings power, even if what is normalized moving forward may be a bit lower.

The positions exited during the year were sold for a variety of reasons, but most commonly were due to valuation, overall portfolio risk mitigation and to make room for new investments. The stocks sold represented a few different industries but were perhaps more pronounced in the Consumer Discretionary sector, where the selling was primarily due to stocks that had surpassed our estimates of fair value.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Communication Services	9.8%
Consumer Discretionary	11.2%
Consumer Staples	1.4%
Financials	26.3%
Health Care	4.1%
Industrials	21.7%
Information Technology	13.0%
Materials	1.8%
Short-Term Investments	10.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Liberty Broadband Corp.	6.9%
IHS Markit Ltd.	5.1%
Dollar Tree Inc.	4.9%
Arch Capital Group Ltd.	4.7%
Laboratory Corp. of America Holdings	4.1%
Brown & Brown Inc.	4.1%
Copart Inc.	4.0%
Gartner Inc.	4.0%
Markel Corp.	3.9%
Carlisle Cos. Inc.	3.6%

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small-cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small-cap securities.

Madison focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 8/31/19 Inception	1 Year	3 Years	5 Years	Since 8/31/19 Inception
Class A Shares[2]	3.02	–	–	–	7.64	-2.90	–	–	2.34
Class Y Shares[6]	3.27	3.45	6.48	8.80	–	–	–	–	–
Russell 2000® Index	-0.14	2.19	7.27	9.64	4.63	NA	NA	NA	NA
Russell 2500™ Index[8]	2.12	4.54	8.18	10.60	5.92	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Small Cap Fund (Class Y) returned 3.27% for the one-year period, which outperformed its benchmark, the Russell 2000® Index returned -0.14%. The Fund’s peer group, Morningstar Small Blend, returned -6.39%.

On a macro level, the period experienced a global pandemic that silenced a globe, left millions of Americans out of work and left hundreds of thousands infected with a novel virus. As of this writing, 285,000 Americans have died, an unimaginable tragedy one year ago. The stock market experienced one of the quickest crashes in history when the global economy ground to a halt. Then, against almost any reasonable expectation, it roared back to record highs. In that context, the changes at the Madison Small Cap Fund seem minimal. During the period, our research team

Madison Funds | Management’s Discussion of Fund Performance - Madison Small Cap Fund - continued | October 31, 2020

grew by two young analysts and one of our team members transitioned out of the Portfolio Management position, as he enters a new stage in his life. Investors in the Fund have been blessed with a long tenure from former Co-PM Rick Lane, CFA. His passion for investing has been a driving force in the fund since its inception in 1996. He continues to be an excellent advisor, analyst, and thinker and we believe he has formed a strong team in his place for decades to come. We have been grateful and excited to take the reins of managing the portfolio this year.

We came into the March 2020 swoon positioned with a slightly elevated cash level of 10% and a large overweight in Consumer Staples. Both those factors allowed us to preserve investor capital as much as possible in March. Once the dust settled, we went to work. Generally, we found opportunities in two main buckets: 1) companies that were well-positioned in the pandemic; and 2) cyclically exposed companies that should outperform during the early innings of an economic recovery. In the first bucket, we would point to our continued overweight in Staples, which drove most of our outperformance in 2020. As consumers spent more time at home, unable to travel or go to the office, home improvements boomed. Which ultimately benefited several of our housing and home improvement driven investments. We also found some outperformance in healthcare through our investments in diagnostics and life sciences. These investments saw strong demand for their services relating to vaccine and therapeutic effort. In the second bucket, we took advantage of volatility to increase our exposure to more cyclical industrials and financials.

Looking forward, we would characterize the portfolio at fiscal year-end as a blend of quality defense names and initial positions in the more cyclical investments that should react well in an eventual economic recovery. Despite these nuances, we continued to execute within our investment philosophy; purchasing stakes in companies with strong economic moats, attractive financial characteristics run by disciplined management teams. Defensive or offensive, we believe all our investments have a strong growth opportunity ahead of them.

The future is uncertain, and the recovery will probably be bumpy. We are cautious, but hopeful that the new vaccines will raise the country out of the pandemic state in the coming year. We think the portfolio reflects this cautious optimism. We further believe that the quiet, low volatility markets of the past several years have evolved into a more tumultuous backdrop. We are opportunistic investors and if we remain nimble, that volatility can provide further opportunities for excess returns. We wish everyone a safe and healthy remainder of 2020, as we optimistically anticipate better days ahead.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20

Consumer Discretionary	5.3%
Consumer Staples	10.3%
Financials	8.8%
Health Care	21.9%
Industrials	19.7%
Information Technology	18.1%
Materials	6.4%
Short-Term Investments	9.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20
Hain Celestial Group Inc./The	3.5%
CommVault Systems Inc.	3.2%
MGIC Investment Corp.	2.8%
Covetrus Inc.	2.7%
Encompass Health Corp.	2.7%
FireEye Inc.	2.5%
Edgewell Personal Care Co.	2.4%
Globus Medical Inc.	2.4%
LiveRamp Holdings Inc.	2.3%
WillScot Mobile Mini Holdings Corp.	2.3%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which they believe have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when the portfolio managers believe that income bearing securities have greater capital appreciation potential than equity securities. The Fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 60-80 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2020[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-6.78	-1.59	0.95	3.38	-12.17	-3.51	-0.23	2.76
Class B Shares[3]	-7.49	-2.34	0.19	2.76	-11.42	-3.38	-0.17	2.76
Class Y Shares[6]	-6.58	-1.37	1.20	3.63	–	–	–	–
MSCI EAFE Index (net)	-6.86	-1.24	2.85	3.82	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison International Stock Fund (Class Y) returned -6.58% for the one-year period, outperforming its benchmark, the MSCI EAFE Index (net), which returned -6.86%. The Fund’s peer group, Morningstar Foreign Large Blend, returned -4.46%.

Strong stock selection in the communication services sector was additive to relative returns. Nintendo is a Japanese video game manufacturer whose thesis is driven by the transition to higher-margin digital sources of revenue. The company’s aggressive push into mobile gaming is also important to the thesis, as we expect it to increase the addressable market and allow the company to monetize its content to an audience beyond the Nintendo platform. While the video game industry is certainly a beneficiary of the fact that more people are staying home during the pandemic, our specific thesis on Nintendo proved strong. During the period, both gross margins and operating margins rose significantly, and the early indications on sales of new release games has been encouraging. Also in the sector, Japanese video game company Nexon, rose more than 140%. The company reported better-than-expected results during the period driven by their South Korean business, which similar to Nintendo, continues to benefit from increased gaming activity in the stay-at-home environment. Nexon also performed well on the surprising news that the company would be added to the Nikkei index. Additionally, the stock is performing well on the back of some successful video game launches. Stock selection was also beneficial in the industrials sector. ABB is a Switzerland-domiciled industrial conglomerate with leading positions in electrification, industrial automation, and robotics and motion. Our thesis is predicated on new management restructuring the business such that decisions are pushed out to the divisions to increase accountability and drive profitability back toward prior levels. During the period, the company handily beat consensus expectations. Organic order growth, revenues, and margin performance were impressive across all four divisions.

Madison Funds | Management’s Discussion of Fund Performance - Madison International Stock Fund - continued | October 31, 2020

In contrast, stock selection in the Consumer Discretionary sector hurt relative returns in the period. Compass Group is a high-quality catering and support services company domiciled in the United Kingdom. The stock understandably lagged during the first quarter because a significant portion of their business was shut due to the COVID-19 crisis. The stock did not rebound as the global economy began to reopen because the company chose to issue £2 billion in equity to reinforce the balance sheet and remove any liquidity questions from the investment. We, and the market, were a bit surprised to see them raise this much and they likely believe the rebound will be much more gradual than the market has initially forecasted. However, we believe this raise puts them in a very strong position for a recovery and enables them to cope with any shorter-term liquidity needs for at least three years. We continue to closely monitor the stock. Elsewhere, our performance was negatively impacted by a few stocks, including aerospace and defense company Safran and Canadian energy company Suncor, both in industries that were hit particularly hard by COVID-19 and the oil price war between Russia and Saudi Arabia in the first quarter. Suncor fell on the first quarter’s rapid decline in oil prices, which in turn resulted from the dual shocks of lower demand due to COVID-19 and the breakdown of supply agreements between OPEC and Russia. The stock remains in the eye of the storm as an oil producer in an unprecedented period of demand destruction. During the third quarter, the company decided to accelerate maintenance due to a fire at its base plant. That decision, coupled with continued low oil prices, has made for a difficult quarter for the stock. Continued maintenance, however, should prepare the company for the next few years, including the anticipated increase in capacity. We believe the company is making the right long-term decisions and we continue to like their assets and management. A moderately better environment for the industry could catalyze significant value creation at Suncor. We continue to monitor the stock closely. Safran is a French tier-1 supplier of systems and equipment in the aerospace industry and is a partner in the leading propulsion business in the world. The company’s partnership with GE has been very successful, and it remains the dominant propulsion provider in the narrow-body segment of the commercial airline industry. Our thesis on Safran is predicated on the fact that a significant portion of planes in the narrow-body fleet are reaching the age at which they will soon need their engines overhauled. We also view favorably the higher-margin after-market spares business, as well as the fact that the company’s service business is growing faster than the OEM business, driving total company margins and returns higher. The stock underperformed, as most commercial aircraft were grounded due to coronavirus-related restrictions on travel and business. We continue to view the company as a quality compounder due in part to the aforementioned growth of its after-market business. We expect Safran to rebound significantly when the virus subsides. In the meantime, its cash flow and strong balance sheet will help management navigate the challenging environment.

We believe that global markets have plenty of room to continue broadening, which would likely be positive for international stocks and for relative value stocks. Prior to mid-2019, our bottom-up research had guided us toward a portfolio with high return on equity (ROE) whose valuations ultimately became slightly elevated. In what appeared to be the late stages of a long-running economic cycle, we felt that higher-quality companies that would likely withstand a gradual downturn were worth a slightly higher valuation. However, as 2019 progressed, it was also clear that the market had become severely unbalanced, with growth outperforming value to a history-making degree – even before the pandemic. At the time, our analysts began to identify promising names that were a bit further down the relative value curve. These companies still had superior financial productivity, but cheaper valuations and some with a more cyclical orientation. Recognizing that adding these names could provide balance for the portfolio in an increasingly unbalanced market, our positioning gradually began to shift. The result was a portfolio with a lower valuation, but still producing a solid ROE premium.

On a regional basis, we are encouraged by developments in Europe, where valuations are deeply discounted. The 27 nations that make up the European Union passed a massive €750 billion stimulus package that was notable even more for its structure than its enormous size. Some €390 billion of the aid package is set to be given out as grants that do not need to be repaid, rather than as loans, and the member nations issued the debt to fund the stimulus collectively, using the EU’s credit rating. While the behind-the-scenes negotiations to get there were reportedly as acrimonious as ever, the end result is nevertheless a departure from the Europe of 10 years ago, in which the prosperous, efficient economies of northern Europe shunned any hint of debt mutualization with their indebted neighbors to the south. Some investors consider fiscal unity an implicit commitment to protect and continue the EU experiment, and we see anything that diminishes the existential threat at the heart of European assets as a boost for investors. As a result, the Euro has strengthened against the dollar enough to benefit risk assets, but not enough to hinder exporters. We see the stronger Euro as a sign of green shoots emerging, but we believe the catalyst for a true re-rating in European equities would be an improvement in corporate profits. We have not seen that happen in Europe or anywhere as yet, however.

Finally, while Japan has had strong performance this year, we remain underweight. While many Japanese stocks may look inexpensive, that’s because many earn very low financial returns. While this underweight to Japan was a detractor to performance, our stock selection in Japan was strong and more than offset the underweight. However, given the slow pace of corporate governance reforms, there are more compelling relative value stocks elsewhere in the world.

In conclusion, after a long period of what we feel is an irrational near-obsession with the most expensive growth stocks at the expense of most other names, the market seems to be warming up to the potential of undervalued stocks yet again. We believe that finding stocks that offer an attractive trade-off between valuation and the potential for value creation is always an important driver of long-term performance, and signs of re-emergence of more rational behavior in the marketplace is a welcome development for stock-pickers.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20

Japan	17.5%
France	15.0%
United Kingdom	13.4%
Germany	9.3%
Switzerland	5.8%
Netherlands	4.3%
Ireland	4.0%
China	3.6%
Canada	3.3%
Denmark	3.3%
Finland	2.4%
Norway	2.3%
Italy	2.2%
Sweden	2.0%
South Korea	1.6%
Portugal	1.4%
United States	1.4%
Australia	1.2%
Hong Kong	1.1%
Israel	1.0%
Singapore	1.0%
Spain	0.9%
Luxembourg	0.8%
Mexico	0.6%
Other Net Assets	0.6%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20

Communication Services	12.6%
Consumer Discretionary	5.9%
Consumer Staples	7.6%
Energy	2.1%
Financials	14.4%
Health Care	11.2%
Industrials	19.1%
Information Technology	8.3%
Materials	6.2%
Real Estate	3.9%
Short-Term Investments	1.4%
Utilities	6.7%
Net Other Assets and Liabilities	0.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/20

Nintendo Co. Ltd.	3.1%
Vivendi S.A.	3.0%
Medtronic PLC	3.0%
Sanofi	2.8%
Novartis AG	2.7%
Engie S.A.	2.5%
Nexon Co. Ltd.	2.4%
ABB Ltd.	2.3%
RELX PLC	2.3%
Koninklijke DSM N.V.	2.3%

Madison Funds | Management’s Discussion of Fund Performance - concluded | October 31, 2020

Notes to Management’s Discussion of Fund Performance

NA	Not Applicable.
[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Investors, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond Fund Class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for Class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for Class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 and Class I shares are generally only available for purchase by retirement plan investors and certain other institutional investors, as described in the current prospectus.
[8]	Effective August 31, 2019 the secondary benchmark for the Fund is changed from the Russell 2000® Index to the Russell 2500™ Index to better reflect the manner in which the Fund is being managed.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-US Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg Barclays US Aggregate Bond Index and 18% MSCI ACWI ex-US Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The ICE Bank of America Merrill Lynch 1-22 Year U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, their political subdivisions, in the U.S. domestic market, with a remaining term to final maturity less than 22 years.

The ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg Barclays U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2500™ Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the U.S. equity universe.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2020 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Madison Funds | October 31, 2020

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 94.6%

Bond Funds - 65.7%
Baird Aggregate Bond Fund Institutional Shares	587,513	$6,920,902
iShares 20+ Year Treasury Bond ETF	26,976	4,250,608
iShares 7-10 Year Treasury Bond ETF	4,312	517,699
iShares MBS ETF (A)	60,138	6,632,620
Madison Core Bond Fund Class Y (B)	1,472,222	15,767,502
Vanguard Intermediate-Term Corporate Bond ETF	28,609	2,731,015
Vanguard Short-Term Corporate Bond ETF	99,287	8,218,978
		45,039,324
Foreign Stock Funds - 8.5%
iShares MSCI China ETF	14,202	1,103,780
iShares MSCI Minimum Volatility Factor EAFE ETF	10,155	665,051
JPMorgan BetaBuilders Japan ETF	14,129	343,617
SPDR S&P Emerging Asia Pacific ETF	12,213	1,396,923
Vanguard FTSE All World ex-U.S. Small-Cap ETF	8,059	825,483
Vanguard FTSE All-World ex-U.S. ETF	30,122	1,488,328
		5,823,182
Stock Funds - 20.4%
Madison Dividend Income Fund Class Y (B)	152,257	3,979,989
Madison Investors Fund Class Y (B)	194,524	4,691,920
Madison Mid Cap Fund Class Y (B)	65,172	729,280
VanEck Vectors Gold Miners ETF	49,932	1,871,950
Vanguard Information Technology ETF	6,723	2,003,387
Vanguard S&P Mid-Cap 400 Growth ETF	4,518	680,637
		13,957,163
Total Investment Companies
(Cost $61,429,634)		64,819,669

SHORT-TERM INVESTMENTS - 5.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	3,969,686	3,969,686
Total Short-Term Investments
(Cost $3,969,686)		3,969,686
TOTAL INVESTMENTS - 100.4% (Cost $65,399,320**)		68,789,355
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(243,215)
TOTAL NET ASSETS - 100.0%		$68,546,140

**	Aggregate cost for Federal tax purposes was $65,429,547.
(A)	All or a portion of these securities, with an aggregate fair value of $3,217,646, are on loan as part of a securities lending program. See Note 9 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	7-day yield.
EAFE	Europe, Australasia and Far East.
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 91.8%

Bond Funds - 41.3%
Baird Aggregate Bond Fund Institutional Shares	875,699	$10,315,734
iShares 20+ Year Treasury Bond ETF	35,476	5,589,954
iShares 7-10 Year Treasury Bond ETF	16,678	2,002,361
iShares MBS ETF (A)	60,804	6,706,073
Madison Core Bond Fund Class Y (B)	1,500,955	16,075,227
Vanguard Short-Term Corporate Bond ETF	156,050	12,917,819
		53,607,168
Foreign Stock Funds - 16.5%
iShares MSCI China ETF	54,075	4,202,709
JPMorgan BetaBuilders Japan ETF	81,118	1,972,790
SPDR S&P Emerging Asia Pacific ETF	46,917	5,366,366
Vanguard FTSE All World ex-U.S. Small-Cap ETF	37,071	3,797,182
Vanguard FTSE All-World ex-U.S. ETF	122,377	6,046,648
		21,385,695
Stock Funds - 34.0%
Madison Dividend Income Fund Class Y (B)	439,319	11,483,821
Madison Investors Fund Class Y (B)	613,288	14,792,518
Madison Mid Cap Fund Class Y (B)	196,889	2,203,193
VanEck Vectors Gold Miners ETF	171,814	6,441,306
Vanguard Information Technology ETF	21,349	6,361,788
Vanguard S&P Mid-Cap 400 Growth ETF	19,369	2,917,940
		44,200,566
Total Investment Companies
(Cost $111,114,938)		119,193,429

SHORT-TERM INVESTMENTS - 8.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	11,461,186	11,461,186
Total Short-Term Investments
(Cost $11,461,186)		11,461,186
TOTAL INVESTMENTS - 100.6%
(Cost $122,576,124**)		130,654,615
NET OTHER ASSETS AND LIABILITIES - (0.6%)		(722,242)
TOTAL NET ASSETS - 100.0%		$129,932,373

**	Aggregate cost for Federal tax purposes was $122,617,459.
(A)	All or a portion of these securities, with an aggregate fair value of $6,496,371, are on loan as part of a securities lending program. See Note 9 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	7-day yield.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 88.7%

Bond Funds - 19.9%
Baird Aggregate Bond Fund Institutional Shares	94,621	$1,114,632
iShares 20+ Year Treasury Bond ETF	12,272	1,933,699
iShares 7-10 Year Treasury Bond ETF	7,870	944,872
iShares MBS ETF (A)	18,064	1,992,279
Madison Core Bond Fund Class Y (B)	332,834	3,564,656
Vanguard Short-Term Corporate Bond ETF	36,817	3,047,711
		12,597,849
Foreign Stock Funds - 24.7%
iShares MSCI China ETF	41,605	3,233,541
JPMorgan BetaBuilders Japan ETF	65,572	1,594,711
SPDR S&P Emerging Asia Pacific ETF (A)	34,360	3,930,097
Vanguard FTSE All World ex-U.S. Small-Cap ETF	30,157	3,088,981
Vanguard FTSE All-World ex-U.S. ETF	75,451	3,728,034
		15,575,364
Stock Funds - 44.1%
Madison Dividend Income Fund Class Y (B)	267,913	7,003,254
Madison Investors Fund Class Y (B)	330,559	7,973,078
Madison Mid Cap Fund Class Y (B)	174,844	1,956,503
VanEck Vectors Gold Miners ETF	117,151	4,391,991
Vanguard Information Technology ETF	14,491	4,318,174
Vanguard S&P Mid-Cap 400 Growth ETF	14,608	2,200,695
		27,843,695
Total Investment Companies
(Cost $52,018,695)		56,016,908
SHORT-TERM INVESTMENTS - 13.1%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	7,493,448	7,493,448
State Street Navigator Securities Lending Government Money Market Portfolio,0.09% (C) (D)	744,975	744,975
		8,238,423
Total Short-Term Investments
(Cost $8,238,423)		8,238,423
TOTAL INVESTMENTS - 101.8% (Cost $60,257,118**)		64,255,331
NET OTHER ASSETS AND LIABILITIES - (1.8%)		(1,136,726)
TOTAL NET ASSETS - 100.0%		$63,118,605

**	Aggregate cost for Federal tax purposes was $60,288,780.
(A)	All or a portion of these securities, with an aggregate fair value of $2,672,240, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(B)	Affiliated Company (see Note 12).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)
MUNICIPAL BONDS - 96.9%

Airport - 3.2%
Metropolitan Washington Airports Authority Revenue, 5%, 10/1/21	$100,000	$104,235
Metropolitan Washington Airports Authority Revenue, Series A, AMT, 5%, 10/1/43	500,000	588,980
		693,215
Development - 3.3%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	150,000	176,520
Norfolk Economic Development Authority, (Prerefunded 11/1/22 @ $100), 5%, 11/1/29	480,000	523,718
		700,238
Education - 10.5%
Campbell County Industrial Development Authority, 3%, 6/1/48	415,000	434,268
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	226,743
Virginia College Building Authority, Series E, 5%, 2/1/23	500,000	553,245
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	426,156
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 2/1/30	305,000	336,525
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/32	250,000	295,118
		2,272,055
Facilities - 6.8%
Henry County Virginia Industrial Development Authority , 4.125%, 11/1/50	250,000	277,027
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	121,313
Prince Edward County Industrial Development Authority, 5%, 9/1/32	405,000	486,506
Stafford County & Staunton Industrial Development Authority, Series B, (NATL-RE), 4.5%, 8/1/25	20,000	20,018
Western Regional Jail Authority, (Prerefunded 12/1/25 @ $100), 3.125%, 12/1/29	245,000	277,338
Western Regional Jail Authority, 3.125%, 12/1/29	255,000	278,853
		1,461,055
General - 16.0%
Chesterfield County Economic Development Authority Revenue, Series B, 3%, 4/1/38	285,000	310,787
James City County Economic Development Authority, 5%, 6/15/30	500,000	649,205
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	902,850
Virginia Beach Development Authority, 5%, 9/1/28	100,000	113,961
Virginia Beach Development Authority, 5%, 9/1/29	125,000	141,896
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	270,135
Virginia Public Building Authority, 5%, 8/1/25	235,000	286,606
Virginia Resources Authority, Series C, 5%, 11/1/30	250,000	320,860
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/34	125,000	143,076
Wise County Industrial Development Authority Revenue, 5%, 11/1/20	100,000	100,000
Wise County Industrial Development Authority Revenue, 5%, 11/1/21	100,000	104,551
Wise County Industrial Development Authority Revenue, 5%, 11/1/22	100,000	109,024
		3,452,951
General Obligation - 26.7%
City of Alexandria VA, (ST AID WITHHLDG), 5%, 7/15/27	150,000	188,687
City of Alexandria VA, Series A, (ST AID WITHHLDG), 5%, 7/15/28	100,000	128,657
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	214,651
City of Norfolk VA, (Prerefunded 8/1/28 @ $100), (ST AID WTHHLDG), 5%, 8/1/47	455,000	611,161
City of Poquoson VA, (ST AID WITHHLDG), 4%, 2/15/29	425,000	517,433
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	75,000	82,346
City of Richmond VA, Series C, (ST AID WITHHLDG), 5%, 7/15/22	100,000	100,357
City of Richmond VA, Series A, (ST AID WITHHLDG), 3%, 7/15/34	435,000	488,357
City of Virginia Beach VA, Series A, (ST AID WITHHLDG), 5%, 7/15/21	200,000	206,624
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	319,461
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	561,510
County of Arlington VA, Series B, (Prerefunded 8/15/24 @ $100), (ST AID WITHHLDG), 5%, 8/15/27	175,000	205,845
County of Arlington VA, Series A, (Prerefunded 8/15/26 @ $100), 5%, 8/15/30	600,000	758,412
County of Fairfax VA, Series B, (ST AID WITHHLDG), 4%, 10/1/22	250,000	267,862
County of Fairfax VA, Series A, (ST AID WITHHLDG), 5%, 10/1/26	410,000	518,359
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	108,731
County of Spotsylvania VA, (ST AID WITHHLDG), 5%, 1/15/24	200,000	230,400
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	$90,000	$107,809
Town of Leesburg VA, Series A, (Prerefunded 1/15/21 @ $100), 5%, 1/15/41	135,000	136,303
		5,752,965

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Madison Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MUNICIPAL BONDS - continued

Medical - 5.3%
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	$480,000	$510,811
Prince William County Industrial Development Authority, Series B, 4%, 11/1/22	300,000	319,944
Stafford County Economic Development Authority Revenue, 5%, 6/15/25	260,000	307,401
		1,138,156
Power - 1.5%
Puerto Rico Electric Power Authority, Series V, (BHAC-CR, MBIA-RE, FGIC), 5.25%, 7/1/24	290,000	329,481

Transportation - 9.5%
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/42	470,000	574,293
Puerto Rico Highways & Transportation Authority, Series N, (ASSURED GTY), 5.25%, 7/1/34	100,000	115,366
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	55,000	57,819
Virginia Commonwealth Transportation Board, 5%, 5/15/22	100,000	107,249
Virginia Commonwealth Transportation Board, Series A, (Prerefunded 3/15/22 @ $100), 5%, 9/15/24	225,000	239,605
Virginia Commonwealth Transportation Board, Series B, (Prerefunded 9/15/22 @ $100), 5%, 3/15/25	535,000	582,294
Virginia Commonwealth Transportation Board, 5%, 9/15/27	200,000	257,316
Virginia Port Authority Revenue, Series B, 5%, 7/1/21	100,000	103,020
		2,036,962
Utilities - 1.5%
City of Richmond VA Public Utility Revenue, Series A, (Prerefunded 1/15/23 @ $100), 5%, 1/15/38	300,000	331,104

Water - 12.6%
County of Henrico VA Water & Sewer Revenue, 4%, 5/1/32	500,000	599,340
County of Henrico VA Water & Sewer Revenue, 5%, 5/1/27	150,000	187,173
Fairfax County Water Authority, Series B, 5.25%, 4/1/23	180,000	201,663
Fairfax County Water Authority, (Prerefunded 4/1/22 @ $100), 5%, 4/1/27	150,000	160,052
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%,
10/1/35	410,000	535,825
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	250,000	326,722
Prince William County Service Authority, 5%, 7/1/22	250,000	269,760
Upper Occoquan Sewage Authority, 3%, 7/1/49	380,000	409,488
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	35,000	36,614
		2,726,637
TOTAL INVESTMENTS - 96.9% (Cost $19,520,971**)		20,894,819
NET OTHER ASSETS AND LIABILITIES - 3.1%		677,493
TOTAL NET ASSETS - 100.0%		$21,572,312

**	Aggregate cost for Federal tax purposes was $19,520,971.

ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)
MUNICIPAL BONDS - 97.3%

Alabama - 4.4%
Butler County Board of Education, (AGM), 5%, 7/1/37	$235,000	$272,617
Lee County Board of Education Authority Revenue, 4%, 2/1/28	490,000	561,819
Town of Pike Road Authority Revenue, 4%, 9/1/31	170,000	189,407
		1,023,843
Arkansas - 0.9%
Arkansas Development Finance Authority, 5%, 2/1/26	175,000	205,406

California - 0.6%
Los Angeles County Metropolitan Transportation Authority, 5%, 7/1/40	120,000	147,066

Colorado - 2.2%
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	511,580

Florida - 8.3%
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	500,000
Northern Palm Beach County Improvement District, (AGM), 5%, 8/1/21	250,000	258,118
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	572,302
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	312,705
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	304,052
		1,947,177
Georgia - 3.3%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	430,578
City of Atlanta GA Water & Wastewater Revenue, (Prerefunded 05/01/25 @ $100), 5%, 11/1/43	275,000	331,700
		762,278
Hawaii - 2.3%
State of Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	529,360

Idaho - 2.4%
Idaho Health Facilities Authority, Series A, 5%, 3/1/34	500,000	553,510

Illinois - 6.7%
City of Chicago IL Waterworks Revenue, 5%, 11/1/20	150,000	150,000
Cook County School District No. 111, General Obligation, (BAM), 5%, 12/1/35	545,000	670,110
Du Page County School District No. 45, General Obligation, 4%, 1/1/26	460,000	533,159
Regional Transportation Authority, Series A, (GO of AUTH) *, 7.2%, 11/1/20	40,000	40,000
Sales Tax Securitization Corp., Series C, 5%, 1/1/27	140,000	166,775
		1,560,044
Indiana - 2.6%
Vanderburgh County Redevelopment District, (AGM), 5%, 2/1/26	500,000	609,120

Kansas - 3.7%
City of Wichita KS, General Obligation, Series 816, 5%, 12/1/24	510,000	607,017
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	250,019
		857,036
Kentucky - 2.1%
Eastern Kentucky University, Series A, (ST INTERCEPT), 5%, 4/1/33	445,000	494,715

Michigan - 1.6%
Central Michigan University, 5%, 10/1/21	150,000	155,818
Redford Unified School District No. 1, General Obligation, (Q-SBLF) *, 5%, 5/1/22	220,000	230,270
		386,088
Mississippi - 2.5%
Medical Center Educational Building Corp., 5%, 6/1/30	475,000	584,478

Missouri - 2.0%
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	480,832

New Jersey - 5.6%
New Jersey Economic Development Authority Revenue, (ST APPROP), 5%, 3/1/26	450,000	483,430
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/28	250,000	322,648
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/29	250,000	328,448
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	166,299
		1,300,825

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Madison Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MUNICIPAL BONDS - continued

New Mexico - 1.0%
County of Otero NM, (BAM), 4%, 12/1/28	$195,000	$231,603

New York - 5.0%
Brookhaven Local Development Corp., 5%, 11/1/24	110,000	124,325
New York State Dormitory Authority, Series C, (NATL), 5.25%, 7/1/21	225,000	231,707
New York State Dormitory Authority, Series 1, (BHAC-CR) *, 5.5%, 7/1/31	250,000	326,203
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	415,000	491,584
		1,173,819
North Carolina - 3.8%
North Carolina Medical Care Commission, 5%, 6/1/40	500,000	572,045
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	285,000	312,984
		885,029
Ohio - 2.5%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	578,360

Oklahoma - 4.0%
Elk City Industrial Authority, 4%, 5/1/30	435,000	510,355
Tulsa County Industrial Authority, 3%, 2/1/31	400,000	436,552
		946,907
Pennsylvania - 3.1%
Commonwealth Financing Authority Revenue, Series A, 5%, 6/1/35	370,000	430,802
Waverly Township Municipal Authority, (BAM ST AID WITHHLDG), 4%, 2/15/26	250,000	283,998
		714,800
South Carolina - 1.1%
City of Newberry SC Revenue, (AGM), 4%, 4/1/22	240,000	250,858

Tennessee - 2.4%
City of Newport Tennessee Electric System Revenue, (AGM), 4%, 5/1/32	370,000	426,836
Town of Decatur TN Water & Sewer Revenue, General Obligation, 3%, 6/1/24	120,000	130,676
		557,512
Texas - 10.9%
Beaumont Independent School District,General Obligation, (Prerefunded 2/15/21 @ $100), (PSF-GTD), 4.75%, 2/15/38	300,000	303,891
City of Austin TX, General Obligation, 5%, 9/1/26	550,000	671,561
City of Center TX, General Obligation, 3%, 8/15/34	410,000	453,554
City of Fort Worth TX, General Obligation, 4%, 3/1/29	500,000	592,355
Red River Education Finance Corp., REF-ST Edwards University Project., 5%, 6/1/21	300,000	305,106
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	219,628
		2,546,095
Utah - 1.6%
Utah Transit Authority, (BHAC-CR, MBIA), 5%, 6/15/35	280,000	386,540

Virginia - 5.5%
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	500,000	653,445
Western Regional Jail Authority, (Prerefunded 12/1/26 @ $100), 5%, 12/1/34	250,000	317,435
Western Regional Jail Authority, 5%, 12/1/34	250,000	309,058
		1,279,938

Washington - 1.0%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	235,432

West Virginia - 2.3%
West Virginia Economic Development Authority, Series A, 5%, 7/1/37	450,000	545,612

Wisconsin - 1.9%
Wisconsin Health & Educational Facilities Authority, Series A, 4%, 11/15/35	400,000	450,212
TOTAL INVESTMENTS - 97.3% (Cost $21,122,610**)		22,736,075
NET OTHER ASSETS AND LIABILITIES - 2.7%		640,535
TOTAL NET ASSETS - 100.0%		$23,376,610

**	Aggregate cost for Federal tax purposes was $21,122,610.

AGM	Assured Guaranty Municipal Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
GO of AUTH	General Obligation of the Authority.
HUD SECT 8	HUD Insured Multifamily Housing.
MBIA	MBIA Insurance Corp.
NATL	National Interstate Corporation.
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
ST INTERCEPT	State Intercept.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 35.7%

Communication Services - 1.6%
Comcast Corp., 3.15%, 3/1/26	$372,000	$412,693
Walt Disney Co./The, 3.8%, 3/22/30	2,125,000	2,492,129
		2,904,822
Consumer Discretionary - 6.9%
Costco Wholesale Corp., 1.375%, 6/20/27	2,125,000	2,165,332
Cummins Inc., 1.5%, 9/1/30	1,500,000	1,481,234
Home Depot Inc./The, 2.7%, 4/15/30	2,125,000	2,345,864
Kimberly-Clark Corp., 1.05%, 9/15/27	2,000,000	2,004,662
NIKE Inc., 2.75%, 3/27/27	2,125,000	2,340,168
Target Corp., 2.9%, 1/15/22	2,000,000	2,064,011
Target Corp., 3.5%, 7/1/24	305,000	338,006
		12,739,277
Consumer Staples - 3.2%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,500,000
Hershey Co./The, 1.7%, 6/1/30	2,000,000	2,045,277
PepsiCo Inc., 2.75%, 3/19/30	2,125,000	2,362,891
		5,908,168
Financials - 15.5%
American Express Credit Corp., MTN, 2.7%, 3/3/22	1,500,000	1,544,667
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (A), 2.816%, 7/21/23	625,000	648,037
Bank of America Corp., FRN, MTN, (SOFR + 1.010%) (A), 1.197%, 10/24/26	2,000,000	2,001,820
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	1,500,000	1,572,072
BlackRock Inc., 3.5%, 3/18/24	2,000,000	2,194,350
Huntington National Bank/The, 3.55%, 10/6/23	1,500,000	1,626,807
John Deere Capital Corp., MTN, 2.65%, 1/6/22	2,000,000	2,053,958
JPMorgan Chase & Co., 2.972%, 1/15/23	1,500,000	1,546,615
JPMorgan Chase & Co., FRN, (3M USD LIBOR + 1.155%) (A), 3.22%, 3/1/25	2,125,000	2,287,614
Mastercard Inc., 3.3%, 3/26/27	2,259,000	2,557,102
PNC Financial Services Group Inc./The, 3.3%, 3/8/22	1,500,000	1,555,451
State Street Corp., (SOFR + 0.940%) (A), 2.354%, 11/1/25	2,125,000	2,249,739
Truist Financial Corp., MTN, 2.85%, 10/26/24	2,000,000	2,160,054
Truist Financial Corp., MTN, 1.95%, 6/5/30	500,000	515,251
U.S. Bancorp, MTN, 2.625%, 1/24/22	2,000,000	2,052,616
Wells Fargo & Co., MTN, (3M USD LIBOR + 0.825%) (A), 2.406%, 10/30/25	2,000,000	2,109,633
		28,675,786
Health Care - 1.7%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,503,177
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,582,186
		3,085,363
Industrials - 0.3%
Caterpillar Inc., 3.9%, 5/27/21	500,000	510,398

Information Technology - 6.5%
Apple Inc., 2.4%, 5/3/23	1,500,000	1,575,090
Cisco Systems Inc., 2.2%, 2/28/21	1,500,000	1,509,589
Intel Corp., 3.3%, 10/1/21	2,000,000	2,054,405
Microsoft Corp., 2.875%, 2/6/24	750,000	804,065
salesforce.com Inc., 3.25%, 4/11/23	2,125,000	2,269,668
Texas Instruments Inc., 1.375%, 3/12/25	2,125,000	2,194,398
Visa Inc., 2.2%, 12/14/20	1,700,000	1,702,522
		12,109,737
Total Corporate Notes and Bonds
(Cost $63,943,455)		65,933,551

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 62.1%

Fannie Mae - 9.5%
1.375%, 10/7/21	4,500,000	4,551,594
1.875%, 4/5/22	5,000,000	5,121,818
2.125%, 4/24/26	5,000,000	5,430,379
0.750%, 10/8/27	2,500,000	2,484,440
		17,588,231
Freddie Mac - 7.9%
2.375%, 1/13/22	4,500,000	4,619,139
0.375%, 4/20/23	5,000,000	5,019,185
0.375%, 7/21/25	5,000,000	4,975,999
		14,614,323
U.S. Treasury Notes - 44.7%
2.625%, 11/15/20	4,500,000	4,503,947
2.250%, 7/31/21	4,500,000	4,570,488
1.875%, 11/30/21	4,500,000	4,583,848
2.000%, 2/15/22	4,500,000	4,607,578
1.125%, 2/28/22	4,500,000	4,558,535
1.875%, 7/31/22	4,500,000	4,634,824
1.750%, 5/15/23	4,500,000	4,678,594
1.625%, 5/31/23	4,000,000	4,148,906
2.500%, 8/15/23	5,500,000	5,852,558
2.750%, 11/15/23	4,500,000	4,846,641
2.125%, 2/29/24	4,500,000	4,783,184
2.375%, 8/15/24	5,000,000	5,396,680
2.250%, 11/15/24	4,500,000	4,852,793
2.125%, 5/15/25	4,500,000	4,861,055
1.625%, 5/15/26	2,500,000	2,657,715
1.500%, 8/15/26	3,500,000	3,700,840
0.625%, 3/31/27	3,000,000	3,010,430
2.375%, 5/15/27	3,000,000	3,346,523
2.250%, 11/15/27	2,750,000	3,056,904
		82,652,043
Total U.S. Government and Agency Obligations (Cost $112,858,157)		114,854,597

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 1.9%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	3,492,749	$3,492,749
Total Short-Term Investments
(Cost $3,492,749)		3,492,749
TOTAL INVESTMENTS - 99.7% (Cost $180,294,361**)		184,280,897
NET OTHER ASSETS AND LIABILITIES - 0.3%		600,559
TOTAL NET ASSETS - 100.0%		$184,881,456

**	Aggregate cost for Federal tax purposes was $180,294,361.

(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2020.

(B)	7-day yield.

LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.

SOFR	Secured Overnight Financing Rate.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 7.5%
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 0.468%, 5/15/23	$325,000	$325,386
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	750,000	750,354
Chase Auto Credit Linked Notes, Series 2020-1, Class B (A), 0.991%, 1/25/28	1,250,000	1,252,543
Chesapeake Funding II LLC, Series 2018-3A, Class B (A), 3.62%, 1/15/31	100,000	104,396
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	226,666	228,237
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	244,929	248,626
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	188,881	191,791
Chesapeake Funding II LLC, Series 2018-2A, Class B (A), 3.52%, 8/15/30	350,000	360,613
Chesapeake Funding II LLC, Series 2020-1A, Class A1 (A), 0.87%, 8/16/32	191,081	191,807
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	385,000	408,490
Dell Equipment Finance Trust, Series 2020-2, Class A2 (A), 0.47%, 10/24/22	500,000	500,852
Dell Equipment Finance Trust, Series 2019-2, Class A3 (A), 1.91%, 10/22/24	550,000	560,174
Enterprise Fleet Financing LLC, Series 2017-3, Class A3 (A), 2.36%, 5/20/23	949,482	959,305
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	446,419	453,937
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	400,000	403,445
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	500,000	522,501
GM Financial Consumer Automobile Receivables Trust 2020-2, Series 2020-2, Class B, 2.54%, 8/18/25	1,000,000	1,052,951
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class A2 (A), 1.76%, 6/15/22	300,000	302,437
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3 (A), 0.46%, 8/15/24	1,000,000	1,000,445
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	830,000	841,949
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	350,000	360,967
Wheels SPV LLC, Series 2019-1A, Class A3 (A), 2.35%, 5/22/28	300,000	308,856
Total Asset Backed Securities (Cost $11,215,899)		11,330,062

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.1%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (C), 2.879%, 7/25/49	439,940	449,772
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	1,089,983	97,389
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	612,595	662,778
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	726,914	801,454
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	165,010	185,060
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	126,988	149,187
Fannie Mae REMICS, Series 2020-44, Class TI, CMO, IO, 5.5%, 12/25/35	4,242,083	799,293
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	101,066	101,693
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	89,948	694
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	363,907	371,574
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	1,403,658	85,372
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	766,801	15,433
JPMorgan Mortgage Trust, Series 2019-3, Class A4 (A) (B) (D), 4%, 9/25/49	1,090	1,088
JPMorgan Mortgage Trust, Series 2019-5, Class A3 (A) (B) (D), 4%, 11/25/49	216,207	223,644
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (D), 4%, 11/25/49	44,138	44,397
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (D), 3.5%, 2/25/50	441,918	453,260
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (D), 3%, 2/25/50	445,855	457,941
OBX Trust, Series 2019-INV1, Class A8 (A) (B) (D), 4%, 11/25/48	177,967	178,380
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (B) (D), 3%, 11/25/45	342,057	353,980
PSMC Trust, Series 2019-2, Class A1 (A) (B) (D), 3.5%, 10/25/49	274,281	281,857
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (D), 3%, 6/25/43	327,580	331,255
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (D), 4%, 4/25/49	150,634	152,784
Total Collateralized Mortgage Obligations (Cost $6,377,570)		6,198,285

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.1%
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (D), 3.136%, 11/25/27	900,000	991,953
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (B) (D), 0.578%, 1/25/22	21,293,934	96,462
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	400,000	429,195
FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/26	1,000,000	1,098,605
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (B) (D), 0.312%, 9/25/26	15,638,242	253,036
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	1,000,000	1,129,190
FREMF Mortgage Trust, Series 2011-K12, Class B (A) (B) (D), 4.342%, 1/25/46	500,000	501,065
FREMF Mortgage Trust, Series 2013-K33, Class B, VRN (A) (B), 3.498%, 8/25/46	900,000	956,252
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (D), 3.565%, 11/25/47	750,000	781,266
Total Commercial Mortgage-Backed Securities (Cost $5,893,844)		6,237,024

CORPORATE NOTES AND BONDS - 41.7%

Communication Services - 2.7%
AT&T Inc., 2.25%, 2/1/32	500,000	490,136
AT&T Inc., 4.75%, 5/15/46	500,000	576,864
Comcast Corp., 3.4%, 4/1/30	225,000	257,471
Comcast Corp., 1.5%, 2/15/31	300,000	293,109
Comcast Corp., 4.7%, 10/15/48	250,000	333,592
Diamond Sports Group LLC / Diamond Sports Finance Co. (A), 5.375%, 8/15/26	225,000	131,484
Hughes Satellite Systems Corp., 5.25%, 8/1/26	200,000	214,355
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 9/20/21	187,500	189,257
Verizon Communications Inc., 4.4%, 11/1/34	500,000	617,614
Vodafone Group PLC (E), 3.75%, 1/16/24	250,000	272,897
Vodafone Group PLC (E), 5%, 5/30/38	250,000	310,833
Walt Disney Co./The, 3.8%, 3/22/30	300,000	351,830
		4,039,442
Consumer Discretionary - 7.7%
ACCO Brands Corp. (A), 5.25%, 12/15/24	250,000	256,250
Advance Auto Parts Inc., 1.75%, 10/1/27	250,000	248,179
Avon International Operations Inc. (A), 7.875%, 8/15/22	250,000	254,375
Central Garden & Pet Co., 6.125%, 11/15/23	250,000	254,175
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	500,000	529,841
Costco Wholesale Corp., 1.6%, 4/20/30	400,000	404,066
Costco Wholesale Corp., 1.75%, 4/20/32	150,000	152,745
Cummins Inc., 1.5%, 9/1/30	500,000	493,745
Diamond Resorts International Inc. (A), 7.75%, 9/1/23	250,000	234,726
Discovery Communications LLC, 5%, 9/20/37	500,000	598,157
DISH DBS Corp., 6.75%, 6/1/21	525,000	535,500
eBay Inc., 1.9%, 3/11/25	325,000	337,310
Estee Lauder Cos. Inc./The, 2.6%, 4/15/30	200,000	217,448
Expedia Group Inc., 3.25%, 2/15/30	500,000	485,608
Ford Foundation/The, Series 2020, 2.415%, 6/1/50	400,000	390,668
Home Depot Inc./The, 3.35%, 4/15/50	250,000	282,500
Kimberly-Clark Corp., 3.1%, 3/26/30	325,000	370,501
Lennar Corp., 4.75%, 4/1/21	500,000	504,375
Lowe’s Cos. Inc., 3%, 10/15/50	500,000	512,120
McDonald’s Corp., MTN, 2.125%, 3/1/30	250,000	259,361
McDonald’s Corp., MTN, 4.2%, 4/1/50	250,000	302,868
NIKE Inc., 2.85%, 3/27/30	250,000	279,869
NIKE Inc., 3.375%, 3/27/50	750,000	862,424
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	503,750
QVC Inc., 4.75%, 2/15/27	250,000	255,079
Scientific Games International Inc. (A), 5%, 10/15/25	275,000	276,031
Southwest Airlines Co., 5.25%, 5/4/25	350,000	388,161
Southwest Airlines Co., 5.125%, 6/15/27	500,000	555,995
Tractor Supply Co., 1.75%, 11/1/30	350,000	344,024
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	500,000	561,171
		11,651,022
Consumer Staples - 1.9%
General Mills Inc., 2.875%, 4/15/30	200,000	216,730
Hershey Co./The, 0.9%, 6/1/25	250,000	252,586
Hormel Foods Corp., 1.8%, 6/11/30	200,000	204,722
Keurig Dr Pepper Inc., 3.8%, 5/1/50	300,000	341,907
Mars Inc. (A), 3.875%, 4/1/39	400,000	467,455
Mars Inc. (A), 2.375%, 7/16/40	350,000	344,506
Pilgrim’s Pride Corp. (A), 5.75%, 3/15/25	350,000	358,313
Simmons Foods Inc. (A), 5.75%, 11/1/24	375,000	370,781
Sysco Corp., 5.95%, 4/1/30	300,000	382,799
		2,939,799

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued

Energy - 4.7%
Berry Petroleum Co. LLC (A), 7%, 2/15/26	$150,000	$102,163
Boardwalk Pipelines L.P., 4.45%, 7/15/27	400,000	428,462
Enbridge Inc., Series 20-A, (5 year CMT + 5.314%) (B) (E), 5.75%, 7/15/80	275,000	280,410
Energy Transfer Operating L.P., 5.25%, 4/15/29	375,000	406,276
EnLink Midstream Partners L.P., 5.45%, 6/1/47	400,000	256,916
Enterprise Products Operating LLC, 3.75%, 2/15/25	500,000	554,221
Indigo Natural Resources LLC (A), 6.875%, 2/15/26	275,000	270,187
Kinder Morgan Inc., 5.55%, 6/1/45	400,000	468,318
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	304,259
Marathon Petroleum Corp., 3.8%, 4/1/28	600,000	632,268
MPLX L.P., 4.8%, 2/15/29	250,000	282,518
MPLX L.P., 2.65%, 8/15/30	350,000	336,826
Occidental Petroleum Corp., 3.5%, 8/15/29	500,000	360,730
Occidental Petroleum Corp., 4.4%, 8/15/49	250,000	167,500
ONEOK Inc., 5.85%, 1/15/26	150,000	170,578
Phillips 66, 2.15%, 12/15/30	500,000	469,486
QEP Resources Inc., 5.375%, 10/1/22	300,000	264,000
Sabine Pass Liquefaction LLC (A), 4.5%, 5/15/30	250,000	279,680
Southern Star Central Corp. (A), 5.125%, 7/15/22	165,000	165,378
Sunoco L.P. / Sunoco Finance Corp., 4.875%, 1/15/23	250,000	251,875
Valero Energy Corp., 6.625%, 6/15/37	500,000	588,071
		7,040,122
Financial Exchanges & Data - 0.2%
MetLife Inc., Series G, (5 year CMT + 3.576%) (B), 3.85%, 9/15/25	350,000	351,001

Financials - 10.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 4.5%, 9/15/23	150,000	155,776
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 4.625%, 10/15/27	250,000	247,779
Air Lease Corp., 3.75%, 2/1/22	300,000	307,035
American International Group Inc., 4.75%, 4/1/48	500,000	627,452
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	500,000	518,430
Bank of America Corp., FRN, MTN, (SOFR + 1.370%) (B), 1.922%, 10/24/31	250,000	247,929
Bank of New York Mellon Corp./The, Series G, (5 year CMT + 4.358%) (B), 4.7%, 9/20/25	275,000	294,250
Belrose Funding Trust (A), 2.33%, 8/15/30	350,000	348,732
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	500,000	503,003
Capital One Financial Corp., 3.3%, 10/30/24	350,000	379,639
Cboe Global Markets Inc., 3.65%, 1/12/27	445,000	503,277
Credit Acceptance Corp. (A), 5.125%, 12/31/24	155,000	153,837
Credit Suisse Group AG(SOFR + 2.044%) (A) (B) (E), 2.193%, 6/5/26	200,000	206,703
Discover Financial Services, Series D, (5 year CMT + 5.783%) (B), 6.125%, 6/23/25	325,000	350,350
Empower Finance L.P. (A), 3.075%, 9/17/51	350,000	361,980
Fifth Third Bancorp, 2.55%, 5/5/27	350,000	372,985
Five Corners Funding Trust II (A), 2.85%, 5/15/30	250,000	269,100
Genworth Mortgage Holdings Inc. (A), 6.5%, 8/15/25	250,000	260,625
Goldman Sachs Group Inc./The(3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	500,000	542,817
Huntington Bancshares Inc., Series G, (H15T7Y + 4.045%) (B), 4.45%, 10/15/27	125,000	124,375
Huntington Bancshares Inc., 2.55%, 2/4/30	300,000	312,523
Huntington National Bank/The, 3.55%, 10/6/23	500,000	542,269
Intercontinental Exchange Inc., 3.75%, 9/21/28	250,000	287,949
JPMorgan Chase & Co., 3.125%, 1/23/25	500,000	545,387
JPMorgan Chase & Co., Series II, FRN, (SOFR + 2.745%) (B), 4%, 4/1/25	600,000	567,723
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	252,514
Liberty Mutual Group Inc. (A), 3.95%, 5/15/60	150,000	162,932
M&T Bank Corp., 3.55%, 7/26/23	250,000	270,412
Markel Corp.(5 year CMT + 5.662%) (B), 6%, 6/1/25	250,000	265,625
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	500,000	550,695
Morgan Stanley, FRN, (SOFR + 1.990%) (B), 2.188%, 4/28/26	175,000	183,299
Morgan Stanley, 4.3%, 1/27/45	500,000	646,382
MPT Operating Partnership L.P. / MPT Finance Corp., 5%, 10/15/27	250,000	261,612
National Securities Clearing Corp. (A), 1.5%, 4/23/25	400,000	410,961
PNC Bank NA, 2.7%, 10/22/29	250,000	268,026
Prudential Financial Inc.(5 year CMT + 3.035%) (B), 3.7%, 10/1/50	250,000	255,625
Regions Financial Corp., 2.75%, 8/14/22	600,000	623,202
Regions Financial Corp., 2.25%, 5/18/25	500,000	528,789
Royal Bank of Canada, MTN (E), 1.15%, 6/10/25	500,000	508,075
State Street Corp.(SOFR + 1.490%) (B), 3.031%, 11/1/34	250,000	272,088
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	306,511
Truist Bank, 2.25%, 3/11/30	325,000	334,233
Truist Financial Corp., MTN, 1.95%, 6/5/30	225,000	231,863
USAA Capital Corp. (A), 2.125%, 5/1/30	175,000	182,245
Wells Fargo & Co., FRN, (SOFR + 2.000%) (B), 2.188%, 4/30/26	350,000	363,893
Wells Fargo & Co., MTN, (SOFR + 2.100%) (B), 2.393%, 6/2/28	250,000	259,829
		16,170,736
Health Care - 3.2%
AbbVie Inc. (A), 5%, 12/15/21	200,000	207,652
AbbVie Inc., 3.75%, 11/14/23	400,000	435,676
Becton, Dickinson and Co., 2.894%, 6/6/22	400,000	413,771
Cigna Corp., 4.9%, 12/15/48	500,000	646,265
CVS Health Corp., 5.125%, 7/20/45	500,000	632,869
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	250,000	255,468
MEDNAX Inc. (A), 5.25%, 12/1/23	225,000	226,688
Royalty Pharma PLC (A) (E), 2.2%, 9/2/30	500,000	492,123
Royalty Pharma PLC (A) (E), 3.55%, 9/2/50	500,000	478,626
UnitedHealth Group Inc., 3.7%, 8/15/49	250,000	299,081
Upjohn Inc. (A), 2.7%, 6/22/30	400,000	413,395
Zoetis Inc., 3%, 5/15/50	250,000	262,343
		4,763,957
Industrials - 5.0%
Avis Budget Car Rental LLC / Avis Budget
Finance Inc. (A), 5.25%, 3/15/25	250,000	235,625
Boeing Co./The, 3.625%, 2/1/31	350,000	348,965
Boeing Co./The, 5.805%, 5/1/50	350,000	412,198
Carlisle Cos. Inc., 3.5%, 12/1/24	500,000	547,530
Carrier Global Corp. (A), 3.577%, 4/5/50	200,000	215,967
DAE Funding LLC (A), 5.25%, 11/15/21	500,000	506,330
DAE Funding LLC (A), 5%, 8/1/24	250,000	252,600
Delta Air Lines Inc., 7.375%, 1/15/26	200,000	207,000
FedEx Corp., 3.8%, 5/15/25	300,000	337,515
General Electric Co., 3.45%, 5/1/27	250,000	265,126
Howmet Aerospace Inc., 5.125%, 10/1/24	200,000	210,460
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	90,000	90,045
Otis Worldwide Corp., 2.565%, 2/15/30	350,000	372,582
Quanta Services Inc., 2.9%, 10/1/30	500,000	521,869
Tennant Co., 5.625%, 5/1/25	275,000	285,175
Textron Inc., 2.45%, 3/15/31	250,000	248,214
TransDigm Inc. (A), 6.25%, 3/15/26	475,000	495,183
Vulcan Materials Co., 3.5%, 6/1/30	500,000	561,067
WRKCo Inc., 3.9%, 6/1/28	700,000	793,060
WRKCo Inc., 3%, 6/15/33	300,000	319,541
Xylem Inc., 2.25%, 1/30/31	350,000	366,022
		7,592,074
Information Technology - 2.5%
Alliance Data Systems Corp. (A) (F), 4.75%, 12/15/24	500,000	463,750
Broadcom Inc., 4.15%, 11/15/30	250,000	280,069
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	350,000	477,814
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	275,000	288,062
Intuit Inc., 1.65%, 7/15/30	250,000	250,325
Lam Research Corp., 1.9%, 6/15/30	350,000	359,973
Marvell Technology Group Ltd. (E), 4.2%, 6/22/23	500,000	540,951
Micron Technology Inc., 2.497%, 4/24/23	250,000	260,183
NXP BV / NXP Funding LLC / NXP USA Inc. (A) (E), 3.15%, 5/1/27	200,000	216,513
Salesforce.com Inc., 3.7%, 4/11/28	500,000	587,242
		3,724,882
Materials - 0.9%
Berry Global Inc., 5.125%, 7/15/23	118,000	119,445
Cornerstone Chemical Co. (A), 6.75%, 8/15/24	250,000	235,000
EI du Pont de Nemours and Co., 1.7%, 7/15/25	150,000	155,521
LYB International Finance III LLC, 3.625%, 4/1/51	400,000	399,468
Nutrition & Biosciences Inc. (A), 3.468%, 12/1/50	500,000	511,823
		1,421,257
Real Estate - 0.9%
Host Hotels & Resorts L.P., Series I, 3.5%, 9/15/30	350,000	334,248
Iron Mountain Inc. (A), 4.5%, 2/15/31	250,000	248,892
Omega Healthcare Investors Inc., 3.375%, 2/1/31	250,000	241,010
Store Capital Corp., 4.5%, 3/15/28	500,000	537,631
		1,361,781
Utilities - 1.3%
Berkshire Hathaway Energy Co. (A), 1.65%, 5/15/31	350,000	346,269
Dominion Energy Gas Holdings LLC, Series B, 3%, 11/15/29	350,000	380,672
Duke Energy Corp., 3.75%, 9/1/46	500,000	563,792
Florida Power and Light Co., 2.85%, 4/1/25	325,000	353,431
Interstate Power & Light Co., 3.5%, 9/30/49	250,000	273,654
		1,917,818
Total Corporate Notes and Bonds
(Cost $59,580,905)		62,973,891

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
FOREIGN CORPORATE BONDS - 0.2%

Industrials - 0.2%
Delta Air Lines Inc. / SkyMiles IP Ltd. (A), 4.75%, 10/20/28	$250,000	$255,553
Total Foreign Corporate Bonds
(Cost $250,000)		255,553

MORTGAGE BACKED SECURITIES - 16.0%

Fannie Mae - 8.3%
3%, 9/1/30 Pool # 890696	589,390	629,595
3%, 12/1/30 Pool # AL8924	305,094	322,743
7%, 11/1/31 Pool # 607515	5,467	6,310
3.5%, 12/1/31 Pool # MA0919	205,087	218,352
6.5%, 3/1/32 Pool # 631377	19,909	22,218
6.5%, 5/1/32 Pool # 636758	1,072	1,211
7%, 5/1/32 Pool # 644591	477	497
6.5%, 6/1/32 Pool # 545691	43,152	48,821
3.5%, 8/1/32 Pool # MA3098	350,674	374,017
3.5%, 9/1/32 Pool # MA3126	228,798	244,168
5.5%, 11/1/33 Pool # 555880	48,828	57,498
5%, 5/1/34 Pool # 780890	21,455	24,747
7%, 7/1/34 Pool # 792636	6,988	7,294
2.5%, 10/1/34 Pool # MA3797	167,200	173,740
4%, 2/1/35 Pool # MA2177	495,456	540,471
5%, 8/1/35 Pool # 829670	50,919	58,583
5%, 9/1/35 Pool # 820347	73,774	85,085
5%, 9/1/35 Pool # 835699	51,147	57,762
3.5%, 12/1/35 Pool # MA2473	542,503	582,890
4.5%, 12/1/35 Pool # 745147	7,858	8,692
5%, 12/1/35 Pool # 850561	17,774	20,513
6%, 11/1/36 Pool # 902510	45,011	53,162
6%, 10/1/37 Pool # 947563	58,072	68,296
6.5%, 12/1/37 Pool # 889072	42,225	50,297
6.5%, 8/1/38 Pool # 987711	110,272	136,550
3%, 11/1/39 Pool # MA3831	348,664	365,136
4%, 9/1/40 Pool # AE3039	515,876	570,996
4%, 1/1/41 Pool # AB2080	410,360	452,405
5.5%, 7/1/41 Pool # AL6588	346,027	403,639
4%, 9/1/41 Pool # AJ1406	232,042	252,610
4%, 10/1/41 Pool # AJ4046	503,733	558,773
3.5%, 11/1/41 Pool # AB3867	202,874	220,770
4%, 3/1/42 Pool # AL1998	746,064	827,788
3.5%, 6/1/42 Pool # AO4134	772,428	843,793
3.5%, 8/1/42 Pool # AP2133	453,224	492,005
3%, 9/1/42 Pool # AP6568	77,864	85,123
3.5%, 9/1/42 Pool # AB6228	287,679	312,046
4%, 10/1/42 Pool # AP7363	525,111	577,497
3.5%, 1/1/43 Pool # AQ9326	412,564	461,702
3%, 2/1/43 Pool # AL3072	696,392	764,504
3.5%, 3/1/43 Pool # AT0310	398,505	432,854
3.5%, 4/1/43 Pool # AT2887	322,615	352,882
4%, 1/1/45 Pool # AS4257	131,961	144,860
4.5%, 10/1/46 Pool # MA2783	97,124	106,620
3%, 1/1/47 Pool # BE0108	512,709	560,195
		12,579,710
Freddie Mac - 7.7%
4.5%, 2/1/25 Pool # J11722	59,884	63,578
4.5%, 5/1/25 Pool # J12247	125,960	133,792
8%, 6/1/30 Pool # C01005	411	491
6.5%, 1/1/32 Pool # C62333	18,757	21,435
2.5%, 2/1/32 Pool # ZS8641	429,511	447,500
3.5%, 8/1/32 Pool # C91485	236,827	255,757
4%, 5/1/33 Pool # G18693	568,188	605,232
4.5%, 6/1/34 Pool # C01856	286,512	315,640
2.5%, 10/1/34 Pool # SB8010	673,718	700,602
2.5%, 6/1/35 Pool # RC1421	713,637	742,046
6.5%, 11/1/36 Pool # C02660	6,116	7,062
5.5%, 1/1/37 Pool # G04593	163,497	190,648
5.5%, 11/1/37 Pool # A68787	120,394	140,392
5.5%, 12/1/38 Pool # G05267	288,990	334,571
4.5%, 8/1/39 Pool # G08361	333,021	374,231
3.5%, 11/1/40 Pool # G06168	341,922	369,927
4%, 10/1/41 Pool # Q04092	567,322	625,956
4.5%, 3/1/42 Pool # G07491	375,683	422,429
3%, 9/1/42 Pool # C04233	459,692	489,693
3%, 2/1/43 Pool # Q15767	342,237	374,223
3%, 4/1/43 Pool # V80025	330,965	354,834
3%, 4/1/43 Pool # V80026	321,768	343,019
3.5%, 8/1/44 Pool # Q27927	383,933	418,150
3%, 7/1/45 Pool # G08653	699,272	735,721
3.5%, 8/1/45 Pool # Q35614	457,967	495,966
3%, 11/1/45 Pool # G08675	572,055	600,518
3%, 1/1/46 Pool # G08686	730,136	766,594
3%, 10/1/46 Pool # G60722	604,949	655,646
3.5%, 11/1/47 Pool # Q52079	610,807	647,437
		11,633,090
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	6,112	7,080
6.5%, 4/20/31 Pool # 3068	3,132	3,716
4%, 4/15/39 Pool # 698089	23,299	25,105
		35,901
Total Mortgage Backed Securities
(Cost $23,020,302)		24,248,701

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.3%

U.S. Treasury Bonds - 8.0%
6.625%, 2/15/27	1,500,000	2,066,543
5.375%, 2/15/31	1,250,000	1,810,791
4.500%, 5/15/38	1,500,000	2,285,625
3.750%, 8/15/41	1,000,000	1,429,024
3.000%, 5/15/45	1,000,000	1,301,445
3.000%, 5/15/47	850,000	1,116,654
3.375%, 11/15/48	500,000	704,805
1.250%, 5/15/50	1,500,000	1,362,656
		12,077,543
U.S. Treasury Notes - 12.3%
0.125%, 10/15/24	759,728	801,008
2.000%, 11/15/21	1,000,000	1,019,219
1.625%, 8/15/22	4,000,000	4,105,000
2.750%, 2/15/24	2,000,000	2,165,547
2.250%, 11/15/25	1,000,000	1,092,656
1.500%, 8/15/26	3,000,000	3,172,148
2.375%, 5/15/27	1,500,000	1,673,262
2.875%, 5/15/28	1,500,000	1,742,227
2.625%, 2/15/29	410,000	472,045
0.625%, 8/15/30	2,500,000	2,445,312
		18,688,424
Total U.S. Government and Agency Obligations (Cost $27,596,604)		30,765,967

	Shares
SHORT-TERM INVESTMENTS - 5.6%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (G)	8,446,803	8,446,803
Total Short-Term Investments
(Cost $8,446,803)		8,446,803
TOTAL INVESTMENTS - 99.5% (Cost $142,381,927**)		150,456,286
NET OTHER ASSETS AND LIABILITIES - 0.5%		746,866
TOTAL NET ASSETS - 100.0%		$151,203,152

**	Aggregate cost for Federal tax purposes was $144,526,291.

(A)	Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2020.

(C)	Stepped rate security. Rate shown is as of October 31, 2020.
(D)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.8% of total net assets.

(F)	Restricted. The aggregate cost of such securities is $500,000. The aggregate value is $463,750, representing 0.3% of net assets. (G) 7-day yield.

DAC	Designated Activity Company.

IO	Interest Only.

LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.

PLC	Public Limited Company.
SOFR	Secured Overnight Financing Rate.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 68.8%

Communication Services - 5.6%
Comcast Corp., Class A	101,000	$4,266,240
Verizon Communications Inc.	79,000	4,502,210
		8,768,450
Consumer Discretionary - 7.9%
Home Depot Inc./The	18,500	4,934,135
Lowe’s Cos. Inc.	12,000	1,897,200
McDonald’s Corp.	17,000	3,621,000
Starbucks Corp.	23,000	2,000,080
		12,452,415
Consumer Staples - 8.4%
Coca-Cola Co./The	39,500	1,898,370
Colgate-Palmolive Co.	18,000	1,420,020
Hershey Co./The	9,000	1,237,140
Nestle S.A., ADR	22,000	2,469,940
PepsiCo Inc.	25,500	3,398,895
Procter & Gamble Co./The	21,000	2,879,100
		13,303,465
Financials - 9.7%
BlackRock Inc.	6,700	4,014,707
CME Group Inc.	8,500	1,281,120
JPMorgan Chase & Co.	26,300	2,578,452
Northern Trust Corp.	39,000	3,052,530
Travelers Cos. Inc./The	24,000	2,897,040
US Bancorp	39,500	1,538,525
		15,362,374
Health Care - 10.8%
Amgen Inc.	9,200	1,995,848
Bristol-Myers Squibb Co.	61,500	3,594,675
Johnson & Johnson	30,200	4,140,722
Medtronic PLC	18,000	1,810,260
Merck & Co. Inc.	35,000	2,632,350
Novartis AG, ADR	12,500	976,000
Pfizer Inc.	54,000	1,915,920
		17,065,775
Industrials - 9.1%
3M Co.	16,500	2,639,340
Caterpillar Inc.	23,000	3,612,150
Emerson Electric Co.	40,000	2,591,600
Fastenal Co.	55,500	2,399,265
Honeywell International Inc.	6,700	1,105,165
Union Pacific Corp.	11,500	2,037,685
		14,385,205
Information Technology - 11.3%
Accenture PLC, Class A	8,500	1,843,735
Analog Devices Inc.	23,500	2,785,455
Automatic Data Processing Inc.	9,000	1,421,640
Cisco Systems Inc.	91,000	3,266,900
Paychex Inc.	26,000	2,138,500
TE Connectivity Ltd.	29,000	2,809,520
Texas Instruments Inc.	24,000	3,470,160
		17,735,910
Materials - 1.9%
Linde PLC	13,300	2,930,522

Utilities - 4.1%
Dominion Energy Inc.	36,500	2,932,410
NextEra Energy Inc.	48,000	3,514,080
		6,446,490
Total Common Stocks
(Cost $81,472,396)		108,450,606

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.8%
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 0.468%, 5/15/23	$175,000	$175,208
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	350,000	350,165
Chesapeake Funding II LLC, Series 2018- 3A, Class B (A), 3.62%, 1/15/31	100,000	104,396
Chesapeake Funding II LLC, Series 2017- 4A, Class A1 (A), 2.12%, 11/15/29	90,667	91,295
Chesapeake Funding II LLC, Series 2018- 1A, Class A1 (A), 3.04%, 4/15/30	188,407	191,251
Chesapeake Funding II LLC, Series 2018- 2A, Class A1 (A), 3.23%, 8/15/30	70,830	71,922
Chesapeake Funding II LLC, Series 2020- 1A, Class A1 (A), 0.87%, 8/16/32	95,540	95,904
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 1/15/26	130,000	137,932
Dell Equipment Finance Trust, Series 2019- 2, Class A3 (A), 1.91%, 10/22/24	250,000	254,625
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 (A), 2.06%, 5/20/25	267,852	272,362
Evergreen Credit Card Trust, Series 2019-1, Class B (A), 3.59%, 1/15/23	200,000	201,722
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class B, 2.87%, 10/16/24	150,000	156,750
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class A2 (A), 1.76%, 6/15/22	100,000	100,812
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3 (A), 0.46%, 8/15/24	250,000	250,111
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	250,000	253,599
Verizon Owner Trust, Series 2020-A, Class B, 1.98%, 7/22/24	100,000	103,133
Wheels SPV LLC, Series 2019-1A, Class A2 (A), 2.3%, 5/22/28	66,761	67,463
Total Asset Backed Securities
(Cost $2,843,065)		2,878,650

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	140,022	151,492
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	181,728	200,364
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	59,526	69,931
Fannie Mae REMICS, Series 2020-44, Class TI, CMO, IO, 5.5%, 12/25/35	1,447,299	272,700
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	50,533	50,847
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	145,563	148,630
Freddie Mac REMICS, Series 3187, Class Z, 5%, 7/15/36	163,151	185,529
JPMorgan Mortgage Trust, Series 2019-3, Class A4 (A) (B) (C), 4%, 9/25/49	349	348
JPMorgan Mortgage Trust, Series 2019-5, Class A4 (A) (B) (C), 4%, 11/25/49	36,782	36,998
JPMorgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.5%, 2/25/50	135,785	139,270
JPMorgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3%, 2/25/50	178,342	183,177

OBX Trust, Series 2019-INV1, Class A8 (A) (B) (C), 4%, 11/25/48	35,593	35,676
Onslow Bay Mortgage Loan Trust, Series 2015-1, Class 2A4 (A) (B) (C), 3%, 11/25/45	146,596	151,705
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	54,856	56,371
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3%, 6/25/43	140,392	141,966
Total Collateralized Mortgage Obligations (Cost $1,799,070)		1,825,004

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.5%
Fannie Mae-Aces, Series 2013-M12, Class APT (B) (C), 2.411%, 3/25/23	268,379	276,585
Fannie Mae-Aces, Series 2017-M15, Class A1, VRN (B) (C), 2.959%, 9/25/27	378,691	408,656
Fannie Mae-Aces, Series 2017-M15, Class ATS2 (B) (C), 3.136%, 11/25/27	250,000	275,542
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	250,000	268,247
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	600,000	677,514
FREMF Mortgage Trust, Series 2011-K12, Class B (A) (B) (C), 4.342%, 1/25/46	250,000	250,533
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	200,000	208,338
Total Commercial Mortgage-Backed Securities (Cost $2,205,669)		2,365,415

CORPORATE NOTES AND BONDS - 13.6%

Communication Services - 0.9%
AT&T Inc., 2.25%, 2/1/32	150,000	147,041
AT&T Inc., 4.75%, 5/15/46	200,000	230,746
Comcast Corp., 4.15%, 10/15/28	275,000	327,046
Comcast Corp., 3.4%, 4/1/30	50,000	57,216
Comcast Corp., 1.5%, 2/15/31	100,000	97,703
Verizon Communications Inc., 4.329%, 9/21/28	331,000	397,321
Verizon Communications Inc., 3.875%, 2/8/29	100,000	117,035
Walt Disney Co./The, 3.8%, 3/22/30	50,000	58,638
		1,432,746
Consumer Discretionary - 1.9%
Charter Communications Operating LLC /
Charter Communications Operating Capital
Corp., 4.464%, 7/23/22	200,000	211,936
Costco Wholesale Corp., 1.6%, 4/20/30	250,000	252,541
Discovery Communications LLC, 5%, 9/20/37	250,000	299,079
DISH DBS Corp., 6.75%, 6/1/21	100,000	102,000
eBay Inc., 1.9%, 3/11/25	50,000	51,894
Expedia Group Inc., 3.25%, 2/15/30	200,000	194,243
Ford Foundation/The, Series 2020, 2.415%, 6/1/50	125,000	122,084
Home Depot Inc./The, 3.35%, 4/15/50	100,000	113,000
Kimberly-Clark Corp., 3.1%, 3/26/30	100,000	114,000
Lennar Corp., 4.75%, 4/1/21	150,000	151,312
Lowe’s Cos. Inc., 3%, 10/15/50	250,000	256,060
McDonald’s Corp., MTN, 2.125%, 3/1/30	50,000	51,872
McDonald’s Corp., MTN, 4.875%, 12/9/45	300,000	389,880
NIKE Inc., 3.375%, 3/27/50	150,000	172,485
Southwest Airlines Co., 5.25%, 5/4/25	50,000	55,452
Southwest Airlines Co., 5.125%, 6/15/27	200,000	222,398

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued

Consumer Discretionary - continued
Tractor Supply Co., 1.75%, 11/1/30	$125,000	$122,866
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	173,963
		3,057,065
Consumer Staples - 0.6%
Hershey Co./The (D), 0.9%, 6/1/25	50,000	50,517
Hormel Foods Corp., 1.8%, 6/11/30	100,000	102,361
Keurig Dr Pepper Inc., 3.8%, 5/1/50	75,000	85,477
Mars Inc. (A), 2.375%, 7/16/40	250,000	246,075
Mars Inc. (A), 3.95%, 4/1/49	200,000	241,268
Sysco Corp., 5.95%, 4/1/30	100,000	127,600
		853,298
Energy - 2.2%
BP Capital Markets America Inc., 3.119%, 5/4/26	200,000	219,029
ConocoPhillips Co., 4.15%, 11/15/34	129,000	144,461
Enbridge Inc., Series 20-A, (5 year CMT + 5.314%) (B) (E), 5.75%, 7/15/80	75,000	76,475
Energy Transfer Operating L.P., 5.25%, 4/15/29	75,000	81,255
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	332,533
Exxon Mobil Corp., 4.114%, 3/1/46	225,000	258,784
Kinder Morgan Inc., 5.55%, 6/1/45	200,000	234,159
Marathon Petroleum Corp., 4.7%, 5/1/25	100,000	110,640
MPLX L.P., 4.8%, 2/15/29	150,000	169,511
MPLX L.P., 2.65%, 8/15/30	100,000	96,236
Occidental Petroleum Corp., 3.5%, 8/15/29	100,000	72,146
Phillips 66, 2.15%, 12/15/30	200,000	187,794
Phillips 66, 4.65%, 11/15/34	250,000	282,262
Sabine Pass Liquefaction LLC (A), 4.5%, 5/15/30	200,000	223,744
Schlumberger Holdings Corp. (A), 4%, 12/21/25	20,000	22,291
Schlumberger Holdings Corp. (A), 3.9%, 5/17/28	292,000	312,256
Valero Energy Corp., 6.625%, 6/15/37	250,000	294,035
Valero Energy Partners L.P., 4.5%, 3/15/28	300,000	321,522
		3,439,133
Financials - 3.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (E), 4.625%, 10/15/27	150,000	148,667
American Express Co., 2.5%, 8/1/22	150,000	155,229
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	400,000	430,942
Bank of America Corp., FRN, MTN, (SOFR + 1.370%) (B), 1.922%, 10/24/31	150,000	148,758
Bank of Montreal, MTN (E), 3.3%, 2/5/24	110,000	118,786
Bank of New York Mellon Corp./The, Series G, (5 year CMT + 4.358%) (B), 4.7%, 9/20/25	75,000	80,250
Belrose Funding Trust (A), 2.33%, 8/15/30	100,000	99,638
Capital One Financial Corp., 3.3%, 10/30/24	200,000	216,936
Cboe Global Markets Inc., 3.65%, 1/12/27	130,000	147,025
Credit Suisse Group AG, (SOFR + 2.044%) (A) (B) (E), 2.193%, 6/5/26	125,000	129,190
Discover Financial Services, Series D, (5 year CMT + 5.783%) (B), 6.125%, 6/23/25	125,000	134,750
Empower Finance L.P. (A), 3.075%, 9/17/51	100,000	103,423
Fifth Third Bancorp, 2.55%, 5/5/27	125,000	133,209

Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	350,000	379,972
Healthpeak Properties Inc., 3.25%, 7/15/26	100,000	110,914
Huntington Bancshares Inc., 2.55%, 2/4/30	100,000	104,174
JPMorgan Chase & Co., 2.972%, 1/15/23	300,000	309,323
JPMorgan Chase & Co., Series II, (SOFR + 2.745%) (B), 4%, 4/1/25	250,000	236,551
JPMorgan Chase & Co., 2.95%, 10/1/26	225,000	247,928
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	125,000	126,257
Liberty Mutual Group Inc. (A), 3.95%, 5/15/60	25,000	27,155
Markel Corp., (5 year CMT + 5.662%) (B), 6%, 6/1/25	100,000	106,250
Mitsubishi UFJ Financial Group Inc. (E), 3.195%, 7/18/29	200,000	220,278
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	113,663
Morgan Stanley, 4.3%, 1/27/45	250,000	323,191
PNC Financial Services Group Inc./The, 3.45%, 4/23/29	300,000	343,146
Prudential Financial Inc., (5 year CMT + 3.035%) (B), 3.7%, 10/1/50	125,000	127,813
Regions Financial Corp., 3.2%, 2/8/21	100,000	100,481
Regions Financial Corp., 2.75%, 8/14/22	250,000	259,668
Regions Financial Corp., 2.25%, 5/18/25	100,000	105,758
Royal Bank of Canada, MTN (E), 1.15%, 6/10/25	200,000	203,230
Synchrony Financial, 3.7%, 8/4/26	150,000	161,859
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	100,000	102,170
Truist Bank, 2.25%, 3/11/30	50,000	51,421
Truist Financial Corp., MTN, 2.85%, 10/26/24	200,000	216,005
Wells Fargo & Co., MTN, (SOFR + 2.100%) (B), 2.393%, 6/2/28	100,000	103,931
		6,127,941
Health Care - 1.3%
AbbVie Inc., 3.75%, 11/14/23	150,000	163,379
Anthem Inc., 2.375%, 1/15/25	50,000	53,036
Cigna Corp., 4.375%, 10/15/28	50,000	59,286
CVS Health Corp., 5.125%, 7/20/45	250,000	316,434
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	50,000	51,094
Humana Inc., 2.5%, 12/15/20	300,000	300,701
Royalty Pharma PLC (A) (E), 2.2%, 9/2/30	250,000	246,061
Royalty Pharma PLC (A) (E), 3.55%, 9/2/50	250,000	239,313
UnitedHealth Group Inc., 3.7%, 8/15/49	50,000	59,816
Upjohn Inc. (A), 2.7%, 6/22/30	125,000	129,186
Zoetis Inc., 3%, 9/12/27	350,000	385,744
Zoetis Inc., 3%, 5/15/50	100,000	104,937
		2,108,987
Industrials - 1.1%
Boeing Co./The, 3.625%, 2/1/31	125,000	124,631
Boeing Co./The, 5.805%, 5/1/50	50,000	58,885
DAE Funding LLC (A), 5.25%, 11/15/21	100,000	101,266
FedEx Corp., 3.8%, 5/15/25	100,000	112,505
General Electric Co., 3.45%, 5/1/27	100,000	106,050
Masco Corp., 4.375%, 4/1/26	25,000	29,114
Otis Worldwide Corp., 2.565%, 2/15/30	125,000	133,065
Quanta Services Inc., 2.9%, 10/1/30	150,000	156,561
Textron Inc., 2.45%, 3/15/31	100,000	99,285
TransDigm Inc. (A), 6.25%, 3/15/26	75,000	78,187
Vulcan Materials Co., 3.5%, 6/1/30	200,000	224,427

WRKCo Inc., 3.9%, 6/1/28	250,000	283,236
Xylem Inc., 2.25%, 1/30/31	150,000	156,867
		1,664,079
Information Technology - 0.9%
Broadcom Inc., 4.15%, 11/15/30	200,000	224,055
Broadridge Financial Solutions Inc., 2.9%, 12/1/29	150,000	162,507
Citrix Systems Inc., 4.5%, 12/1/27	55,000	62,598
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	75,000	102,389
Intel Corp., 3.734%, 12/8/47	272,000	319,718
Intuit Inc., 1.65%, 7/15/30	125,000	125,162
Lam Research Corp., 1.9%, 6/15/30	50,000	51,425
Micron Technology Inc., 2.497%, 4/24/23	100,000	104,073
Oracle Corp., 4%, 7/15/46	200,000	231,656
		1,383,583
Materials - 0.3%
DuPont de Nemours Inc., 4.725%, 11/15/28	180,000	215,664
EI du Pont de Nemours and Co., 1.7%, 7/15/25	50,000	51,840
Nutrition & Biosciences Inc. (A), 1.832%, 10/15/27	250,000	250,624
		518,128
Real Estate - 0.2%
Host Hotels & Resorts L.P., Series I, 3.5%, 9/15/30	100,000	95,499
Iron Mountain Inc. (A), 4.5%, 2/15/31	50,000	49,779
Omega Healthcare Investors Inc., 3.375%, 2/1/31	100,000	96,404
Store Capital Corp., 4.5%, 3/15/28	100,000	107,526
		349,208
Utilities - 0.3%
Berkshire Hathaway Energy Co. (A), 1.65%, 5/15/31	125,000	123,668
Dominion Energy Gas Holdings LLC, Series B, 3%, 11/15/29	150,000	163,145
Florida Power and Light Co., 2.85%, 4/1/25	100,000	108,748
Interstate Power & Light Co., 3.5%, 9/30/49	100,000	109,461
		505,022
Total Corporate Notes and Bonds
(Cost $19,756,143)		21,439,190

LONG TERM MUNICIPAL BONDS - 0.7%
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	374,485
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	502,040
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	35,000	35,125
Washington County Hillsboro School District #1J, General Obligation, 4.355%, 6/30/34	200,000	224,976
Total Long Term Municipal Bonds
(Cost $1,146,015)		1,136,626

MORTGAGE BACKED SECURITIES - 5.7%

Fannie Mae - 3.3%
3%, 9/1/30 Pool # 890696	123,582	132,012
3%, 12/1/30 Pool # AL8924	203,396	215,162
7%, 11/1/31 Pool # 607515	5,467	6,310
3.5%, 12/1/31 Pool # MA0919	326,729	347,862
7%, 5/1/32 Pool # 644591	763	795

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES -continued

Fannie Mae -continued
3.5%, 8/1/32 Pool # MA3098	$116,891	$124,672
3.5%, 9/1/32 Pool # MA3126	93,088	99,342
5.5%, 10/1/33 Pool # 254904	32,686	38,549
7%, 7/1/34 Pool # 792636	4,392	4,585
4%, 2/1/35 Pool # MA2177	214,698	234,204
5%, 8/1/35 Pool # 829670	29,604	34,060
5%, 9/1/35 Pool # 820347	44,005	50,752
5%, 9/1/35 Pool # 835699	31,837	35,954
3%, 12/1/35 Pool # AS6267	181,408	191,571
5%, 12/1/35 Pool # 850561	10,819	12,486
4%, 6/1/36 Pool # AL8618	157,774	172,180
5.5%, 9/1/36 Pool # 831820	51,514	60,189
5.5%, 10/1/36 Pool # 901723	18,195	21,320
5.5%, 12/1/36 Pool # 903059	39,030	44,551
3%, 11/1/39 Pool # MA3831	174,332	182,568
4.5%, 7/1/41 Pool # AB3274	109,459	122,819
5.5%, 7/1/41 Pool # AL6588	103,808	121,092
3.5%, 6/1/42 Pool # AO4134	181,038	197,764
4%, 6/1/42 Pool # MA1087	129,480	142,702
3.5%, 8/1/42 Pool # AO8100	100,896	108,737
3.5%, 8/1/42 Pool # AP2133	135,967	147,602
4%, 10/1/42 Pool # AP7363	225,047	247,499
3%, 2/1/43 Pool # AB8486	216,903	230,453
3%, 2/1/43 Pool # AB8563	127,944	135,686
3%, 2/1/43 Pool # AL3072	212,604	233,399
3%, 3/1/43 Pool # AB8818	202,572	215,260
3.5%, 3/1/43 Pool # AT0310	113,859	123,672
4%, 1/1/45 Pool # AS4257	69,453	76,242
4%, 1/1/45 Pool # MA2145	216,413	238,129
4.5%, 2/1/45 Pool # MA2193	141,034	154,912
3.5%, 12/1/45 Pool # AS6309	90,813	97,571
3%, 1/1/47 Pool # BE0108	170,903	186,732
3.5%, 12/1/47 Pool # MA3210	316,049	334,958
4%, 7/1/48 Pool # MA3415	96,135	102,669
		5,227,022
Freddie Mac - 2.4%
4.5%, 2/1/25 Pool # J11722	14,971	15,895
4.5%, 5/1/25 Pool # J12247	13,496	14,335
8%, 6/1/30 Pool # C01005	760	908
6.5%, 1/1/32 Pool # C62333	28,136	32,152

2.5%, 2/1/32 Pool # ZS8641	286,340	298,333
2.5%, 10/1/34 Pool # SB8010	269,486	280,240
2.5%, 6/1/35 Pool # RC1421	237,879	247,349
4.5%, 8/1/39 Pool # G08361	166,511	187,115
3.5%, 11/1/40 Pool # G06168	181,374	196,229
4.5%, 9/1/41 Pool # Q03516	96,692	108,627
4%, 10/1/41 Pool # Q04092	134,094	147,953
3%, 8/1/42 Pool # G08502	160,882	169,774
3%, 9/1/42 Pool # C04233	84,633	90,157
3%, 4/1/43 Pool # V80025	220,643	236,556
3%, 4/1/43 Pool # V80026	214,512	228,679
3.5%, 8/1/44 Pool # Q27927	297,548	324,066
3%, 7/1/45 Pool # G08653	233,091	245,240
3.5%, 8/1/45 Pool # Q35614	228,983	247,983
3%, 10/1/46 Pool # G60722	196,608	213,085
4%, 3/1/47 Pool # Q46801	168,873	181,547
3.5%, 12/1/47 Pool # Q52955	319,076	338,461
		3,804,684
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	8,557	9,912
6.5%, 4/20/31 Pool # 3068	5,220	6,193
		16,105
Total Mortgage Backed Securities
(Cost $8,645,483)		9,047,811

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.9%

U.S. Treasury Bonds - 2.4%
6.625%, 2/15/27	700,000	964,387
3.750%, 8/15/41	400,000	571,609
3.000%, 5/15/42	550,000	710,854
2.500%, 2/15/45	500,000	598,027
2.500%, 5/15/46	400,000	479,453
3.000%, 2/15/48	250,000	329,102
1.250%, 5/15/50	85,000	77,217
		3,730,649
U.S. Treasury Notes - 3.5%
0.125%, 10/15/24	506,485	534,005
1.625%, 8/15/22	750,000	769,688
2.125%, 3/31/24	500,000	532,090
2.000%, 8/15/25	250,000	269,307
2.250%, 11/15/25	250,000	273,164
1.500%, 8/15/26	1,500,000	1,586,074

0.375%, 9/30/27	240,000	235,950
2.875%, 5/15/28	1,000,000	1,161,484
2.625%, 2/15/29	175,000	201,482
		5,563,244
Total U.S. Government and Agency Obligations (Cost $8,128,751)		9,293,893

	Shares
SHORT-TERM INVESTMENTS - 0.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (F)	1,209,483	1,209,483
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (F) (G)	50,838	50,838
Total Short-Term Investments
(Cost $1,260,321)		1,260,321
TOTAL INVESTMENTS - 100.0%
(Cost $127,256,913**)		157,697,516
NET OTHER ASSETS AND LIABILITIES - 0.0%		(5,855)
TOTAL NET ASSETS - 100.0%		$157,691,661

**	Aggregate cost for Federal tax purposes was $127,416,499.
(A)	(Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2020.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	All or a portion of these securities, with an aggregate fair value of $49,690, are on loan as part of a securities lending program. See footnote (G) and Note 9 for details on the securities lending program.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.9% of total net assets.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
DAC	Designated Activity Company.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
SOFR	Secured Overnight Financing Rate.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 74.4%

Communication Services - 7.2%
CenturyLink Inc.	189,000	$1,629,180
Discovery Inc., Class C *	91,000	1,667,120
T-Mobile U.S. Inc. * (A)	22,500	2,465,325
		5,761,625
Consumer Discretionary - 8.1%
Amazon.com Inc. * (A)	500	1,518,075
General Motors Co. (A)	90,100	3,111,153
Nordstrom Inc. (B)	52,300	632,830
TJX Cos. Inc./The (A)	25,000	1,270,000
		6,532,058
Consumer Staples - 7.7%
Archer-Daniels-Midland Co. (A)	43,000	1,988,320
JM Smucker Co./The (A)	20,000	2,244,000
PepsiCo Inc. (A)	15,100	2,012,679
		6,244,999
Energy - 9.9%
Apache Corp.	52,600	436,580
Baker Hughes Co.	96,300	1,422,351
Canadian Natural Resources Ltd.	63,000	1,004,850
EOG Resources Inc. (A)	27,000	924,480
Range Resources Corp.	602,200	3,962,476
Transocean Ltd. * (B)	295,000	197,797
		7,948,534
Financials - 11.9%
Bank of America Corp. (A)	105,000	2,488,500
Berkshire Hathaway Inc., Class B * (A)	16,000	3,230,400
JPMorgan Chase & Co. (A)	20,000	1,960,800
Regions Financial Corp. (A)	143,000	1,901,900
		9,581,600
Health Care - 7.7%
Baxter International Inc. (A)	21,000	1,628,970
CVS Health Corp. (A)	48,200	2,703,538
Gilead Sciences Inc. (A)	32,500	1,889,875
		6,222,383
Industrials - 4.9%
3M Co. (A)	10,000	1,599,600
General Dynamics Corp. (A)	18,100	2,377,073
		3,976,673
Information Technology - 4.2%
Microsoft Corp. (A)	6,000	1,214,820
Visa Inc., Class A (A)	12,000	2,180,520
		3,395,340
Materials - 10.6%
Alcoa Corp. *	141,700	1,830,764
Barrick Gold Corp. (A)	80,000	2,138,400
Newmont Corp. (A)	35,000	2,199,400
Steel Dynamics Inc. (A)	75,000	2,361,000
		8,529,564
Utilities - 2.2%
AES Corp. (A)	92,000	1,794,000

Total Common Stocks
(Cost $89,196,981)		59,986,776

EXCHANGE TRADED FUNDS - 2.8%

Stock Funds - 2.8%
VanEck Vectors Gold Miners ETF	60,000	2,249,400
Total Exchange Traded Funds
(Cost $2,344,196)		2,249,400

SHORT-TERM INVESTMENTS - 27.3%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	21,343,892	21,343,892
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09% (C) (D)	635,413	635,413
Total Short-Term Investments
(Cost $21,979,305)		21,979,305
TOTAL INVESTMENTS - 104.5%
(Cost $113,520,482**)		84,215,481
TOTAL CALL OPTIONS WRITTEN - (1.7%)		(1,371,853)
NET OTHER ASSETS AND LIABILITIES - (2.8%)		(2,286,325)
TOTAL NET ASSETS - 100.0%		$80,557,303

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $115,195,274.

(A)	All or a portion of these securities’ positions, with a value of $47,202,828, represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $733,391, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

Written Option Contracts Outstanding at October 31, 2020

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
3M Co.	$165.00	12/18/20	(100)	$(1,650,000)	$(42,250)	$(38,146)	$(4,104)
AES Corp.	20.00	11/20/20	(920)	(1,840,000)	(71,300)	(53,161)	(18,139)
Amazon.com Inc.	3,400.00	12/18/20	(5)	(1,700,000)	(38,963)	(80,993)	42,030
Archer-Daniels-Midland Co.	47.00	12/18/20	(215)	(1,010,500)	(26,875)	(29,877)	3,002
Archer-Daniels-Midland Co.	50.00	12/18/20	(57)	(285,000)	(4,275)	(11,626)	7,351
Bank of America Corp.	26.00	1/15/21	(525)	(1,365,000)	(42,000)	(42,505)	505
Barrick Gold Corp.	28.00	11/20/20	(800)	(2,240,000)	(54,000)	(47,249)	(6,751)
Baxter International Inc.	85.00	1/15/21	(210)	(1,785,000)	(27,825)	(61,338)	33,513
Berkshire Hathaway Inc., Class B	215.00	12/18/20	(160)	(3,440,000)	(47,920)	(48,128)	208
CVS Health Corp.	60.00	12/18/20	(482)	(2,892,000)	(69,649)	(62,203)	(7,446)
EOG Resources Inc.	37.50	12/18/20	(270)	(1,012,500)	(61,695)	(41,904)	(19,791)
General Dynamics Corp.	145.00	12/18/20	(181)	(2,624,500)	(31,222)	(64,660)	33,438
General Motors Co.	35.00	11/20/20	(451)	(1,578,500)	(77,347)	(54,798)	(22,549)
General Motors Co.	30.00	12/18/20	(450)	(1,350,000)	(250,875)	(67,332)	(183,543)
Gilead Sciences Inc.	62.50	12/18/20	(325)	(2,031,250)	(39,163)	(49,443)	10,280
JM Smucker Co./The	115.00	11/20/20	(200)	(2,300,000)	(35,500)	(26,792)	(8,708)
JPMorgan Chase & Co.	110.00	12/18/20	(200)	(2,200,000)	(26,600)	(41,792)	15,192
Microsoft Corp.	215.00	12/18/20	(60)	(1,290,000)	(35,100)	(47,796)	12,696
Newmont Corp.	65.00	12/18/20	(350)	(2,275,000)	(92,575)	(65,104)	(27,471)
PepsiCo Inc.	135.00	11/20/20	(61)	(823,500)	(19,062)	(17,398)	(1,664)
PepsiCo Inc.	140.00	12/18/20	(41)	(574,000)	(10,229)	(12,667)	2,438
Regions Financial Corp.	13.00	11/20/20	(1,430)	(1,859,000)	(114,400)	(82,616)	(31,784)
Steel Dynamics Inc.	35.00	1/15/21	(375)	(1,312,500)	(36,563)	(29,682)	(6,881)
T-Mobile U.S. Inc.	120.00	12/18/20	(225)	(2,700,000)	(48,375)	(58,916)	10,541
TJX Cos. Inc./The	55.00	12/18/20	(250)	(1,375,000)	(43,125)	(60,572)	17,447
Visa Inc., Class A	195.00	12/18/20	(50)	(975,000)	(17,125)	(19,948)	2,823
Visa Inc., Class A	210.00	12/18/20	(70)	(1,470,000)	(7,840)	(31,427)	23,587
Total Options Written, at Value					$(1,371,853)	$(1,248,073)	$(123,780)

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 98.3%

Communication Services - 7.8%
Comcast Corp., Class A	244,000	$10,306,560
Verizon Communications Inc.	196,000	11,170,040
		21,476,600
Consumer Discretionary - 11.1%
Home Depot Inc./The	45,100	12,028,621
Lowe’s Cos. Inc.	29,800	4,711,380
McDonald’s Corp.	40,500	8,626,500
Starbucks Corp.	59,000	5,130,640
		30,497,141
Consumer Staples - 12.1%
Coca-Cola Co./The	99,500	4,781,970
Colgate-Palmolive Co.	46,700	3,684,163
Hershey Co./The	22,000	3,024,120
Nestle S.A., ADR	55,500	6,230,985
PepsiCo Inc.	62,000	8,263,980
Procter & Gamble Co./The	52,500	7,197,750
		33,182,968
Financials - 14.1%
BlackRock Inc.	16,500	9,886,965
CME Group Inc.	21,500	3,240,480
JPMorgan Chase & Co.	66,500	6,519,660
Northern Trust Corp.	98,000	7,670,460
Travelers Cos. Inc./The	62,200	7,508,162
US Bancorp	104,000	4,050,800
		38,876,527
Health Care - 15.4%
Amgen Inc.	23,100	5,011,314
Bristol-Myers Squibb Co.	152,300	8,901,935
Johnson & Johnson	75,500	10,351,805
Medtronic PLC	44,500	4,475,365
Merck & Co. Inc.	85,500	6,430,455
Novartis AG, ADR	31,100	2,428,288
Pfizer Inc.	129,000	4,576,920
		42,176,082
Industrials - 13.4%
3M Co.	41,500	6,638,340
Caterpillar Inc.	58,500	9,187,425
Emerson Electric Co.	102,000	6,608,580
Fastenal Co.	151,300	6,540,699
Honeywell International Inc.	17,000	2,804,150
Union Pacific Corp.	28,000	4,961,320
		36,740,514
Information Technology - 15.9%
Accenture PLC, Class A	20,500	4,446,655
Analog Devices Inc.	56,200	6,661,386
Automatic Data Processing Inc.	22,300	3,522,508
Cisco Systems Inc.	231,000	8,292,900
Paychex Inc.	66,000	5,428,500
TE Connectivity Ltd.	73,000	7,072,240
Texas Instruments Inc.	57,400	8,299,466
		43,723,655
Materials - 2.7%
Linde PLC	33,900	7,469,526

Utilities - 5.8%
Dominion Energy Inc.	89,500	7,190,430
NextEra Energy Inc.	118,000	8,638,780
		15,829,210
Total Common Stocks
(Cost $236,926,660)		269,972,223

SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	3,953,476	3,953,476
Total Short-Term Investments
(Cost $3,953,476)		3,953,476
TOTAL INVESTMENTS - 99.7% (Cost $240,880,136**)		273,925,699
NET OTHER ASSETS AND LIABILITIES - 0.3%		739,259
TOTAL NET ASSETS - 100.0%		$274,664,958

**	Aggregate cost for Federal tax purposes was $241,397,319.

(A)	7-day yield.

ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 93.8%

Communication Services - 12.1%
Alphabet Inc., Class C *	9,047	$14,665,277
Facebook Inc., Class A *	34,969	9,200,694
Liberty Broadband Corp., Class C *	120,542	17,082,007
		40,947,978
Consumer Discretionary - 11.7%
Dollar Tree Inc. *	133,159	12,026,921
Lowe’s Cos. Inc.	120,261	19,013,264
TJX Cos. Inc./The	167,912	8,529,930
		39,570,115
Financials - 17.6%
Berkshire Hathaway Inc., Class B *	63,130	12,745,947
Brookfield Asset Management Inc., Class A	233,098	6,941,659
Marsh & McLennan Cos. Inc.	109,203	11,298,142
Progressive Corp./The	175,129	16,094,355
US Bancorp	319,653	12,450,484
		59,530,587
Health Care - 13.7%
Alcon Inc. *	175,994	10,003,499
Becton Dickinson and Co.	67,904	15,694,652
Danaher Corp.	39,811	9,138,217
Novartis AG, ADR	148,156	11,568,020
		46,404,388
Industrials - 9.9%
Copart Inc. *	91,714	10,121,557
Jacobs Engineering Group Inc.	129,811	12,332,045
PACCAR Inc.	128,529	10,973,806
		33,427,408
Information Technology - 19.8%
Accenture PLC, Class A	54,177	11,751,533
Adobe Inc. *	16,569	7,408,000
Analog Devices Inc.	107,102	12,694,800
Cognizant Technology Solutions Corp., Class A	191,567	13,681,715
TE Connectivity Ltd.	93,088	9,018,365
Visa Inc., Class A	67,898	12,337,746
		66,892,159
Materials - 6.4%
Linde PLC	37,366	8,233,225
PPG Industries Inc.	103,613	13,440,678
		21,673,903
Real Estate - 2.6%
American Tower Corp., REIT	38,112	8,752,421

Total Common Stocks
(Cost $231,910,403)		317,198,959

SHORT-TERM INVESTMENTS - 6.1%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	20,631,166	20,631,166
Total Short-Term Investments
(Cost $20,631,166)		20,631,166
TOTAL INVESTMENTS - 99.9% (Cost $252,541,569**)		337,830,125
NET OTHER ASSETS AND LIABILITIES - 0.1%		227,881
TOTAL NET ASSETS - 100.0%		$338,058,006

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $253,728,304.

(A)	7-day yield.

ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 89.3%

Communication Services - 9.8%
Arista Networks Inc. *	75,089	$15,686,092
Liberty Broadband Corp., Class C *	262,120	37,145,025
		52,831,117
Consumer Discretionary - 11.2%
CarMax Inc. *	220,035	19,019,826
Dollar Tree Inc. *	289,700	26,165,704
Ross Stores Inc.	174,184	14,835,251
		60,020,781
Consumer Staples - 1.4%
Brown-Forman Corp., Class B	105,255	7,337,326

Financials - 26.3%
Capital Markets - 4.2%
Brookfield Asset Management Inc., Class A	342,825	10,209,329
Moelis & Co., Class A	329,447	12,255,428
		22,464,757
Commercial Banks - 1.6%
Glacier Bancorp Inc.	245,472	8,787,898
Insurance - 20.5%
Arch Capital Group Ltd. *	828,488	25,028,622
Brown & Brown Inc.	508,047	22,105,125
Kemper Corp.	155,696	9,600,215
Markel Corp. *	22,255	20,759,464
Progressive Corp./The	207,089	19,031,479
WR Berkley Corp.	224,322	13,486,239
		110,011,144
		141,263,799
Health Care - 4.1%
Laboratory Corp. of America Holdings *	110,948	22,164,082

Industrials - 21.7%
Armstrong World Industries Inc.	154,281	9,241,432
Carlisle Cos. Inc.	154,007	19,076,847
Copart Inc. *	194,412	21,455,308
Expeditors International of Washington Inc.	127,813	11,294,835
Fastenal Co.	231,531	10,009,085
HD Supply Holdings Inc. *	453,796	18,088,309
IHS Markit Ltd.	336,006	27,172,805
		116,338,621
Information Technology - 13.0%
Amphenol Corp., Class A	145,283	16,393,734
CDW Corp.	139,741	17,132,246
Gartner Inc. *	177,128	21,273,073
Vontier Corp. *	532,109	15,292,813
		70,091,866
Materials - 1.8%
NewMarket Corp.	27,364	9,787,829

Total Common Stocks
(Cost $319,834,759)		479,835,421

SHORT-TERM INVESTMENTS - 10.7%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	57,088,558	$57,088,558
Total Short-Term Investments
(Cost $57,088,558)		57,088,558
TOTAL INVESTMENTS - 100.0%
(Cost $376,923,317**)		536,923,979
NET OTHER ASSETS AND LIABILITIES - 0.0%		257,644
TOTAL NET ASSETS - 100.0%		$537,181,623

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $378,604,963.

(A)	7-day yield.

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 90.5%

Consumer Discretionary - 5.3%
Brunswick Corp.	64,175	$4,088,589
Hibbett Sports Inc. *	57,687	2,181,145
Magnite Inc. *	376,318	3,398,152
Shake Shack Inc., Class A *	29,204	1,971,854
		11,639,740
Consumer Staples - 10.3%
Boston Beer Co. Inc./The, Class A *	3,234	3,360,708
Edgewell Personal Care Co. *	198,390	5,201,786
Hain Celestial Group Inc./The *	252,421	7,761,946
Primo Water Corp.	198,786	2,490,788
Simply Good Foods Co./The *	191,811	3,606,047
		22,421,275
Financials - 8.8%
Arch Capital Group Ltd. *	111,870	3,379,593
Axis Capital Holdings Ltd.	87,459	3,733,625
MGIC Investment Corp.	599,924	6,035,235
PRA Group Inc. *	85,662	2,923,644
Western Alliance Bancorp	78,066	3,216,319
		19,288,416
Health Care - 21.9%
Avanos Medical Inc. *	108,009	3,818,118
Cardiovascular Systems Inc. *	67,068	2,390,974
Catalent Inc. *	50,950	4,471,882
Covetrus Inc. *	242,772	5,994,041
Encompass Health Corp.	97,353	5,968,712
Flexion Therapeutics Inc. *	284,937	3,416,395
Glaukos Corp. *	59,273	3,314,546
Globus Medical Inc., Class A *	98,825	5,150,759
Natera Inc. *	70,045	4,711,227
Owens & Minor Inc.	111,177	2,792,766
PetIQ Inc. * (A)	100,136	2,859,884
PRA Health Sciences Inc. *	32,086	3,126,460
		48,015,764
Industrials - 19.7%
Beacon Roofing Supply Inc. *	93,886	2,882,300
Carlisle Cos. Inc.	25,317	3,136,017
Crane Co.	62,661	3,180,046
EnerSys	57,059	4,085,424
Healthcare Services Group Inc.	98,778	2,260,041
Insperity Inc.	40,538	3,104,400
Kennametal Inc.	100,967	3,129,977
Knight-Swift Transportation Holdings Inc.	57,789	2,195,404
ManpowerGroup Inc.	12,832	870,908
Masco Corp.	80,439	4,311,531
Rexnord Corp.	108,753	3,488,796
Robert Half International Inc.	41,019	2,079,253
Stericycle Inc. *	52,254	3,255,424
WillScot Mobile Mini Holdings Corp. *	275,888	5,125,999
		43,105,520
Information Technology - 18.1%
Box Inc., Class A *	249,964	3,874,442
Ciena Corp. *	55,639	2,191,620
CommVault Systems Inc. *	174,480	6,907,663
Entegris Inc.	65,456	4,894,145
FireEye Inc. *	398,989	5,522,008
FLIR Systems Inc.	66,413	2,303,867
LiveRamp Holdings Inc. *	77,808	5,142,331
National Instruments Corp.	93,256	2,917,048
PTC Inc. *	48,650	4,080,762
Varonis Systems Inc. *	15,583	1,800,927
		39,634,813
Materials - 6.4%
Ferro Corp. *	302,934	$3,895,731
Olin Corp.	139,707	2,312,151
Scotts Miracle-Gro Co./The	28,361	4,255,568
Vulcan Materials Co.	23,621	3,421,266
		13,884,716
Total Common Stocks
(Cost $157,901,621)		197,990,244

SHORT-TERM INVESTMENTS - 9.5%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	20,786,504	20,786,504
Total Short-Term Investments
(Cost $20,786,504)		20,786,504
TOTAL INVESTMENTS - 100.0%
(Cost $178,688,125**)		218,776,748
NET OTHER ASSETS AND LIABILITIES - 0.0%		71,382
TOTAL NET ASSETS - 100.0%		$218,848,130

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $179,674,724.

(A)	All or a portion of these securities, with an aggregate fair value of $2,056,550, are on loan as part of a securities lending program. See Note 9 for details on the securities lending program.
(B)	7-day yield.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 96.4%

Australia - 1.2%
BHP Group PLC (A)	9,873	$191,614

Canada - 3.3%
Canadian National Railway Co. (A)	2,049	203,547
Suncor Energy Inc. (A)	12,352	139,346
TMX Group Ltd. (A)	1,915	186,081
		528,974
China - 3.6%
Autohome Inc., ADR	1,896	181,163
ENN Energy Holdings Ltd. (A)	11,600	147,000
Ping An Insurance Group Co. of China Ltd., Class H (A)	24,500	251,514
		579,677
Denmark - 3.3%
Carlsberg AS, Class B (A)	1,817	230,112
Vestas Wind Systems AS (A)	1,754	299,829
		529,941
Finland - 2.4%
Nordea Bank Abp * (A)	25,505	191,606
Sampo Oyj, Class A (A)	5,147	194,303
		385,909
France - 15.0%
Air Liquide S.A. (A)	2,101	307,530
Alstom S.A. * (A)	4,627	207,662
BNP Paribas S.A. * (A)	3,026	106,101
Engie S.A. * (A)	33,373	404,535
Safran S.A. * (A)	2,730	290,110
Sanofi (A)	4,881	441,239
Vinci S.A. (A)	1,861	147,264
Vivendi S.A. (A)	16,760	484,532
		2,388,973
Germany - 7.7%
Continental AG (A)	1,509	160,510
Fresenius Medical Care AG & Co. KGaA (A)	2,342	178,889
Infineon Technologies AG (A)	5,854	163,936
Merck KGaA (A)	1,573	232,942
ProSiebenSat.1 Media SE * (A)	6,998	78,382
SAP SE (A)	1,984	211,442
Vonovia SE (A)	3,031	193,508
		1,219,609
Hong Kong - 1.1%
ESR Cayman Ltd. * (A)	56,800	171,663

Ireland - 4.0%
Medtronic PLC	4,783	481,026
Ryanair Holdings PLC, ADR *	1,931	155,639
		636,665
Israel - 1.0%
Bank Leumi Le-Israel BM (A)	32,776	155,413

Italy - 2.2%
Enel SpA (A)	42,902	341,687

Japan - 17.5%
Daiwa House Industry Co. Ltd. (A)	9,696	255,421
Fujitsu Ltd. (A)	900	104,654
Hitachi Ltd. (A)	8,600	290,013
Kao Corp. (A)	2,310	164,235
Makita Corp. (A)	5,800	256,387
Nexon Co. Ltd. (A)	13,600	380,591
Nintendo Co. Ltd. (A)	900	491,453
Ryohin Keikaku Co. Ltd. (A)	6,000	125,757
Sumitomo Mitsui Financial Group Inc. (A)	7,400	204,949
Suzuki Motor Corp. (A)	4,600	198,104
Yamaha Corp. (A)	3,400	161,050
Z Holdings Corp. (A)	21,915	152,693
		2,785,307
Luxembourg - 0.8%
ArcelorMittal S.A. * (A)	9,628	130,733

Mexico - 0.6%
Arca Continental S.A.B. de C.V. (A)	21,100	92,014

Netherlands - 4.3%
JDE Peet’s BV * (A)	3,160	112,662
Koninklijke DSM N.V. (A)	2,253	360,760
Wolters Kluwer N.V. (A)	2,680	217,234
		690,656
Norway - 2.3%
Equinor ASA (A)	11,189	143,543
Telenor ASA (A)	14,354	221,555
		365,098
Portugal - 1.4%
EDP - Energias de Portugal S.A. (A)	36,305	178,694
Galp Energia SGPS S.A. (A)	5,315	43,103
		221,797
Singapore - 1.0%
DBS Group Holdings Ltd. (A)	10,640	158,486

South Korea - 1.6%
Samsung Electronics Co. Ltd. (A)	5,104	255,947

Spain - 0.9%
Banco Santander S.A. * (A)	74,722	149,600

Sweden - 2.0%
Hexagon AB, Class B * (A)	1,796	131,161
Sandvik AB * (A)	10,226	182,197
		313,358
Switzerland - 5.8%
ABB Ltd. (A)	15,212	368,870
Flughafen Zurich AG * (A)	855	115,275
Novartis AG (A)	5,562	434,092
		918,237
United Kingdom - 13.4%
3i Group PLC (A)	6,506	81,053
Aon PLC, Class A	1,613	296,808
Compass Group PLC (A)	3,415	46,713
Ferguson PLC (A)	2,406	241,430
Informa PLC * (A)	29,757	161,505
Prudential PLC (A)	15,092	184,326
RELX PLC (A)	18,292	362,056
RSA Insurance Group PLC (A)	23,169	127,547
Tesco PLC (A)	116,502	310,244
Unilever PLC (A)	5,670	323,303
		2,134,985
Total Common Stocks
(Cost $13,311,478)		15,346,343

PREFERRED STOCK - 1.6%

Germany - 1.6%
Volkswagen AG (A)	1,762	256,707
Total Preferred Stocks
(Cost $304,041)		256,707

SHORT-TERM INVESTMENTS - 1.4%

United States - 1.4%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	223,106	223,106
Total Short-Term Investments
(Cost $223,106)		223,106
TOTAL INVESTMENTS - 99.4% (Cost $13,838,625**)		15,826,156
NET OTHER ASSETS AND LIABILITIES - 0.6%		93,069
TOTAL NET ASSETS - 100.0%		$15,919,225

*	Non-income producing.

**	Aggregate cost for Federal tax purposes was $13,982,488.

(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).

(B)	7-day yield.

ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Assets and Liabilities as of October 31, 2020

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$43,620,664	$86,099,856	$43,757,840	$20,894,819	$22,736,075	$184,280,897	$150,456,286
Investments in affiliated securities, at fair value1‡	25,168,691	44,554,759	20,497,491	–	–	–	–
Cash	–	–	–	448,716	388,286	–	423,768
Receivables:
Investments sold	294,679	1,013,575	585,675	–	–	–	–
Fund shares sold	187,418	7,078	42,152	50	–	211,051	5,294
Dividends and interest	25,745	26,586	6,107	245,598	274,881	912,033	955,110
Due from Adviser	–	–	–	–	–	43,230	–
Total assets	69,297,197	131,701,854	64,889,265	21,589,183	23,399,242	185,447,211	151,840,458
Liabilities:
Payables:
Investments purchased	689,235	1,509,666	967,034	–	–	–	349,776
Fund shares repurchased	5,000	168,610	15,617	472	3,985	488,733	41,054
Upon return of securities loaned	–	–	744,975	–	–	–	–
Advisory agreement fees	11,735	22,583	11,008	9,149	7,933	47,156	63,855
Administrative services agreement fees	14,668	28,229	13,760	6,405	6,941	29,866	19,156
Distribution fees - Class B	2,792	6,334	2,873	–	–	–	699
Distribution fees - Class C	12,978	6,002	1,704	–	–	–	–
Shareholder service fees	14,649	28,057	13,689	–	–	–	10,052
Dividends	–	–	–	845	3,773	–	152,714
Total liabilities	751,057	1,769,481	1,770,660	16,871	22,632	565,755	637,306
Net Assets	$68,546,140	$129,932,373	$63,118,605	$21,572,312	$23,376,610	$184,881,456	$151,203,152
Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$61,675,608	$111,197,229	$54,098,561	$20,183,409	$21,783,930	$180,246,886	$142,177,849
Accumulated distributable earnings (loss)	6,870,532	18,735,144	9,020,044	1,388,903	1,592,680	4,634,570	9,025,303
Net Assets	$68,546,140	$129,932,373	$63,118,605	$21,572,312	$23,376,610	$184,881,456	$151,203,152

Class A Shares:[2]
Net Assets	$44,146,290	$111,134,598	$56,088,988				$47,303,790
Shares of beneficial interest outstanding	3,959,438	9,375,371	4,747,403				4,388,336
Net Asset Value and redemption price per share	$11.15	$11.85	$11.81				10.78
Sales charge of offering price[3]	0.68	0.72	0.72				0.51
Maximum offering price per share	$11.83	$12.57	$12.53				$11.29
Class B Shares:
Net Assets	$4,262,653	$9,567,569	$4,374,571				$1,088,478
Shares of beneficial interest outstanding	376,956	818,456	383,494				100,963
Net Asset Value and redemption price per share[4]	$11.31	$11.69	$11.41				$10.78
Class C Shares:
Net Assets	$20,137,197	$9,230,206	$2,655,046
Shares of beneficial interest outstanding	1,779,408	788,669	232,526
Net Asset Value and redemption price per share[4]	$11.32	$11.70	$11.42
Class Y Shares:[5]
Net Assets				$21,572,312	$23,376,610	$184,881,456	$102,810,884
Shares of beneficial interest outstanding				1,814,467	2,108,933	16,195,072	9,596,781
Net Asset Value and redemption price per share				$11.89	$11.08	$11.42	$10.71
† Cost of Investments in unaffiliated securities	$41,639,138	$81,123,021	$41,128,335	$19,520,971	$21,122,610	$180,294,361	$142,381,927
‡ Cost of investments in affiliated securities[1]	$23,760,182	$41,453,103	$19,128,783	–	–	–	–
§ Fair Value of securities on loan	$3,217,646	$6,496,371	$2,672,240	–	–	–	–

1 See Note 12 for information on affiliated issuers.

2 The Dividend Income Fund launched Class A shares on May 29, 2020 and the Class commenced operations effective June 1, 2020.

3 Sales charge of offering price is 4.50% for the Core Bond Fund and 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Covered Call & Equity Income, Dividend Income, Investors, Mid Cap, Small Cap and International Stock Funds.

4 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

5 The Core Bond converted Class R6 shares to Class Y shares effective after the close of business on May 28, 2020.

6 The Dividend Income Fund, Investors Fund and Mid Cap Fund launched Class I shares on August 31, 2020 and the Class commenced operations effective September 1, 2020.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Assets and Liabilities as of October 31, 2020

	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$157,697,516	$84,215,481	$273,925,699	$337,830,125	$536,923,979	$218,776,748	$15,826,156
Investments in affiliated securities, at fair value2‡	–	–	–	–	–	–	–
Cash	–	249,917	–	–	–	–	–
Foreign currency (cost of $995) (Note 2)	–	–	–	–	–	–	1,003
Receivables:
Investments sold	–	11,262	–	–	–	3,040,051	56,011
Fund shares sold	6,166	65,139	355,427	274,326	1,054,360	257,821	2,914
Dividends and interest	523,474	77,139	646,830	412,136	115,838	20,154	75,179
Due from Adviser	–	–	–	–	–	7,619	–
Total assets	158,227,156	84,618,938	274,927,956	338,516,587	538,094,177	222,102,393	15,961,263
Liabilities:
Payables:
Investments purchased	124,920	1,579,274	–	–	–	2,804,655	–
Fund shares repurchased	188,606	145,439	38,679	185,022	465,205	208,332	18,994
Upon return of securities loaned	50,838	635,413	–	–	–	–	–
Advisory agreement fees	89,519	60,414	169,446	207,882	348,965	190,463	15,084
Administrative services agreement fees	27,544	10,494	43,615	46,414	84,465	47,616	4,310
Distribution fees - Class B	4,353	–	–	–	787	–	335
Distribution fees - Class C	11,086	4,677	–	–	–	–	–
Shareholder service fees	37,427	4,154	11,258	19,263	13,132	671	3,315
Dividends	1,202	–	–	–	–	–	–
Accrued expenses and other payables	–	–	–	–	–	2,526	–
Due to broker	–	249,917	–	–	–	–	–
Options written, at value (premium received $1,248,073) (Note 6)	–	1,371,853	–	–	–	–	–
Total liabilities	535,495	4,061,635	262,998	458,581	912,554	3,254,263	42,038
Net Assets	$157,691,661	$80,557,303	$274,664,958	$338,058,006	$537,181,623	$218,848,130	$15,919,225
Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$125,377,334	$110,146,673	$246,046,203	$220,140,622	$357,780,209	$163,382,700	$13,307,169
Accumulated distributable earnings (loss)	32,314,327	(29,589,370)	28,618,755	117,917,384	179,401,414	55,465,430	2,612,056
Net Assets	$157,691,661	$80,557,303	$274,664,958	$338,058,006	$537,181,623	$218,848,130	$15,919,225

Class A Shares:
Net Assets	$134,212,641	$11,996,290	$51,207,047	$88,934,436	$58,782,362	$2,957,645	$14,602,035
Shares of beneficial interest outstanding	8,646,507	1,538,337	1,961,618	3,735,668	5,730,732	267,847	1,234,431
Net Asset Value and redemption price per share	$15.52	$7.80	$26.10	$23.81	$10.26	$11.04	$11.83
Sales charge of offering price[3]	0.95	0.48	1.59	1.45	0.63	0.67	0.72
Maximum offering price per share	$16.47	$8.28	$27.69	$25.26	$10.89	$11.71	$12.55
Class B Shares:
Net Assets	$6,590,654				$1,191,027		$493,810
Shares of beneficial interest outstanding	421,290				148,314		43,051
Net Asset Value and redemption price per share[4]	$15.64				$8.03		$11.47
Class C Shares:
Net Assets	$16,888,366	$7,155,846
Shares of beneficial interest outstanding	1,079,415	995,394
Net Asset Value and redemption price per share[4]	$15.65	$7.19
Class Y Shares:
Net Assets		$59,966,063	$171,732,916	$157,990,664	$323,841,341	$215,890,485	$823,380
Shares of beneficial interest outstanding		7,445,560	6,570,929	6,628,188	29,726,364	19,436,736	69,595
Net Asset Value and redemption price per share		$8.05	$26.14	$23.84	$10.89	$11.11	$11.83
Class R6 Shares:
Net Assets		$1,439,104		$70,490,406	$91,561,647
Shares of beneficial interest outstanding		176,092		2,922,703	8,180,451
Net Asset Value and redemption price per share		$8.17		$24.12	$11.19
Class I Shares: [6]
Net Assets			$51,724,995	$20,642,500	$61,805,246
Shares of beneficial interest outstanding			1,978,478	865,787	5,670,905
Net Asset Value and redemption price per share			$26.14	$23.84	$10.90

† Cost of Investments in unaffiliated securities	$127,256,913	$113,520,482	$240,880,136	$252,541,569	$376,923,317	$178,688,125	$13,838,625
‡ Cost of investments in affiliated securities[1]	–	–	–	–	–	–	–
§ Fair Value of securities on loan	$49,690	$733,391	–	–	–	$2,056,550	–

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Operations for the Year Ended October 31, 2020

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund*
Investment Income:
Interest	$29,278	$89,775	$54,159	$554,806	$626,701	$2,332,704	$3,418,381
Dividends
Unaffiliated issuers	778,052	1,419,805	579,627	–	–	–	–
Affiliated issuers[1]	475,865	686,508	281,437	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–
Income from securities lending	6,470	18,475	12,556	–	–	270	1,383
Total investment income	1,289,665	2,214,563	927,779	554,806	626,701	2,332,974	3,419,764
Expenses:[3]
Advisory agreement fees	135,719	264,925	124,868	110,357	94,125	420,635	636,860
Administrative services agreement fees	169,648	331,157	156,085	77,250	82,360	266,402	189,315
Distribution fees - Class B	36,873	86,616	38,281	–	–	–	7,784
Distribution fees - Class C	151,947	70,126	18,292	–	–	–	–
Shareholder service fees - Class A	106,636	278,463	137,013	–	–	–	78,989
Shareholder service fees - Class B	12,291	28,853	12,690	–	–	–	2,595
Shareholder service fees - Class C	50,649	23,375	6,098	–	–	–	–
Trustee fees	2,245	4,360	2,081	733	771	5,945	4,568
Other expenses	843	1,633	801	260	282	2,248	1,815
Total expenses before reimbursement/waiver	666,851	1,089,508	496,209	188,600	177,538	695,230	921,926
Less reimbursement/waiver	–	–	–	–	–	(43,230)	–
Total expenses net of reimbursement/waiver	666,851	1,089,508	496,209	188,600	177,538	652,000	921,926
Net Investment Income (Loss)	622,814	1,125,055	431,570	366,206	449,163	1,680,974	2,497,838
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	–	–	–	–	(8,870)
Options written	–	–	–	–	–	–	6,130
Unaffiliated issuers	2,149,876	3,606,344	1,331,645	32,787	(23,679)	712,867	3,388,523
Affiliated issuers[1]	549,624	4,993,197	2,709,745	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[1]	1,081,524	1,676,598	935,095	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	–	–	–	–	–	–	–
Unaffiliated issuers	309,702	1,313,479	962,276	320,970	332,210	2,324,163	2,068,235
Affiliated issuers[1]	(1,246,936)	(6,804,539)	(4,058,903)	–	–	–	–
Net Realized and Unrealized Gain on Investments	2,843,790	4,785,079	1,879,858	353,757	308,531	3,037,030	5,454,018
Net Increase in Net Assets from Operations	$3,466,604	$5,910,134	$2,311,428	$719,963	$757,694	$4,718,004	$7,951,856

* See Note 13 for a discussion of the Funds’ reorganization.

1 See Note 12 for information on affiliated issuers.

2 See Note 3 for information on expenses, including any waivers.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Operations for the Year Ended October 31, 2020

	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund*	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund
Investment Income:
Interest	$1,411,574	$125,613	$37,715	$127,828	$352,135	$158,065	$3,498
Dividends
Unaffiliated issuers	3,037,484	1,863,696	6,058,978	4,355,907	3,798,841	2,830,064	402,497
Affiliated issuers[1]	–	–	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	(21,598)	(15,287)	(40,630)	(83,389)	(34,086)	(3,578)	(45,772)
Income from securities lending	639	4,963	140	8,162	262	9,861	2,277
Total investment income	4,428,099	1,978,985	6,056,203	4,408,508	4,117,152	2,994,412	362,500
Expenses:[2]
Advisory agreement fees	1,041,520	850,221	1,622,113	2,346,290	4,047,590	2,242,600	181,063
Administrative services agreement fees	320,468	147,497	620,230	554,710	1,117,324	560,650	51,732
Distribution fees - Class B	60,129	–	–	–	10,563	–	4,472
Distribution fees - Class C	121,734	56,378	–	–	–	–	–
Shareholder service fees - Class A	339,140	31,530	17,388	216,303	151,459	7,598	38,888
Shareholder service fees - Class B	20,019	–	–	–	3,522	–	1,490
Shareholder service fees - Class C	39,687	18,793	–	–	–	–	–
Trustee fees	5,189	2,845	9,129	10,485	17,508	6,998	555
Other expenses	1,998	1,034	3,549	4,344	6,863	2,766	211
Total expenses before reimbursement/waiver	1,949,884	1,108,298	2,272,409	3,132,132	5,354,829	2,820,612	278,411
Less reimbursement/waiver	–	–	(182,487)	–	–	(89,704)	–
Total expenses net of reimbursement/waiver	1,949,884	1,108,298	2,089,922	3,132,132	5,354,829	2,730,908	278,411
Net Investment Income (Loss)	2,478,215	870,687	3,966,281	1,276,376	(1,237,677)	263,504	84,089
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	11,079,548	–	–	–	–	–
Options written	–	(8,667,890)	–	–	–	–	–
Unaffiliated issuers	2,097,867	3,233,971	(2,465,979)	32,158,396	19,875,039	17,193,611	741,444
Affiliated issuers[1]	–	–	–	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[1]	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	–	(299,281)	–	–	–	–	–
Unaffiliated issuers	(3,196,299)	(3,952,092)	(4,718,618)	(16,306,090)	(41,477,178)	(11,965,785)	(2,099,550)
Affiliated issuers[1]	–	–	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	(1,098,432)	1,394,256	(7,184,597)	15,852,306	(21,602,139)	5,227,826	(1,358,106)
Net Increase (Decrease) in Net Assets from Operations	$1,379,783	$2,264,943	$(3,218,316)	$17,128,682	$(22,839,816)	$5,491,330	$(1,274,017)

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Tax-Free Virginia Fund
Year Ended October 31,	2020	2019	2020	2019	2020	2019	2020	2019
Net Assets at beginning of period	$68,422,301	$68,296,655	$136,276,491	$135,277,809	$63,324,971	$61,371,867	$22,225,339	$20,868,463
Increase (decrease) in net assets from operations:
Net investment income	622,814	921,969	1,125,055	1,701,887	431,570	710,416	366,206	426,801
Net realized gain (loss)	3,781,024	1,314,205	10,276,139	3,476,604	4,976,485	2,534,070	32,787	(3,809)
Net change in unrealized appreciation (depreciation)	(937,234)	4,261,044	(5,491,060)	8,314,921	(3,096,627)	3,147,970	320,970	1,183,550
Net increase in net assets from operations	3,466,604	6,497,218	5,910,134	13,493,412	2,311,428	6,392,456	719,963	1,606,542
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(1,563,853)	(1,846,529)	(4,358,239)	(8,683,332)	(2,900,149)	(4,781,352)	–	–
Class B	(150,862)	(183,316)	(416,490)	(1,253,989)	(274,537)	(664,087)	–	–
Class C	(580,804)	(632,431)	(302,208)	(697,160)	(104,938)	(193,786)	–	–
Class Y							(365,497)	(427,160)
Total distributions	(2,295,519)	(2,662,276)	(5,076,937)	(10,634,481)	(3,279,624)	(5,639,225)	(365,497)	(427,160)
Capital Stock transactions:
Class A Shares
Shares sold	7,093,918	4,630,711	8,499,497	8,705,197	5,210,236	4,634,404
Shares issued due to reorganization	–	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	1,561,932	1,844,632	4,354,000	8,677,765	2,899,065	4,779,615
Shares redeemed	(7,905,177)	(8,341,766)	(15,420,297)	(15,412,248)	(6,160,758)	(6,465,299)
Net increase (decrease) from capital stock transactions	750,673	(1,866,423)	(2,566,800)	1,970,714	1,948,543	2,948,720
Class B Shares
Shares sold	129,043	69,418	38,539	114,510	21,981	26,662
Shares issued due to reorganization	–	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	150,862	183,316	416,321	1,253,056	274,537	664,087
Shares redeemed	(1,558,772)	(1,179,846)	(4,631,541)	(5,278,288)	(1,839,039)	(2,528,414)
Net decrease from capital stock transactions	(1,278,867)	(927,112)	(4,176,681)	(3,910,722)	(1,542,521)	(1,837,665)
Class C Shares
Shares sold	1,038,152	739,881	337,161	368,409	513,887	163,841
Issued to shareholders in reinvestment of distributions	580,696	632,288	302,208	697,076	92,786	170,418
Shares redeemed	(2,137,900)	(2,287,930)	(1,073,203)	(985,726)	(250,865)	(245,441)
Net increase (decrease) from capital stock transactions	(519,052)	(915,761)	(433,834)	79,759	355,808	88,818
Class Y Shares
Shares sold							404,399	613,715
Shares issued due to reorganization							–	–
Issued to shareholders in reinvestment of distributions							354,363	415,800
Shares redeemed							(1,766,255)	(852,021)
Net increase (decrease) from capital stock transactions							(1,007,493)	177,494
Total net increase (decrease) from capital stock transactions	(1,047,246)	(3,709,296)	(7,177,315)	(1,860,249)	761,830	1,199,873	(1,007,493)	177,494
Total increase (decrease) in net assets	123,839	125,646	(6,344,118)	998,682	(206,366)	1,953,104	(653,027)	1,356,876
Net Assets at end of period	$68,546,140	68,422,301	$129,932,373	$136,276,491	$63,118,605	$63,324,971	$21,572,312	$22,225,339
Capital Share transactions:
Class A Shares
Shares sold	645,247	441,746	735,411	771,933	457,537	403,414
Shares issued due to reorganization	–	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	146,128	182,776	376,970	841,684	247,150	462,245
Shares redeemed	(725,523)	(797,312)	(1,339,052)	(1,367,131)	(530,897)	(560,847)
Net increase (decrease) in shares outstanding	65,852	(172,790)	(226,671)	246,486	173,790	304,812
Class B Shares
Shares sold	11,294	6,576	3,356	10,418	2,043	2,372
Shares issued due to reorganization	–	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	13,893	18,039	36,328	122,369	24,082	66,013
Shares redeemed	(139,752)	(110,639)	(406,737)	(472,812)	(166,506)	(225,809)
Net decrease in shares outstanding	(114,565)	(86,024)	(367,053)	(340,025)	(140,381)	(157,424)
Class C Shares
Shares sold	93,732	69,489	29,740	32,956	52,011	14,939
Issued to shareholders in reinvestment of distributions	53,455	62,127	26,348	68,007	8,132	16,923
Shares redeemed	(195,177)	(212,730)	(94,703)	(87,987)	(22,199)	(22,481)
Net increase (decrease) in shares outstanding	(47,990)	(81,114)	(38,615)	12,976	37,944	9,381
Class Y Shares
Shares sold							34,374	53,039
Shares issued due to reorganization							–	–
Issued to shareholders in reinvestment of distributions							29,921	36,109
Shares redeemed							(148,543)	(73,730)
Net increase (decrease) from capital stock transactions							(84,248)	15,418

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Changes in Net Assets

	Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund*		Diversified Income Fund
Year Ended October 31,	2020	2019	2020	2019	2020	2019	2020	2019
Net Assets at beginning of period	$23,806,625	$23,324,867	$90,406,594	$89,253,004	$153,141,020	$170,866,494	$165,384,844	$156,606,322
Increase (decrease) in net assets from operations:
Net investment income	449,163	523,523	1,680,974	1,691,642	2,497,838	4,056,715	2,478,215	2,794,281
Net realized gain (loss)	(23,679)	74,305	712,867	44,442	3,385,783	895,368	2,097,867	8,141,987
Net change in unrealized appreciation (depreciation)	332,210	1,276,817	2,324,163	3,857,883	2,068,235	11,158,328	(3,196,299)	10,172,228
Net increase in net assets from operations	757,694	1,874,645	4,718,004	5,593,967	7,951,856	16,110,411	1,379,783	21,108,496
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A					(645,424)	(730,291)	(9,163,171)	(12,714,306)
Class B					(13,418)	(23,967)	(523,581)	(922,436)
Class C							(933,947)	(1,292,945)
Class Y	(522,689)	(651,384)	(1,687,806)	(1,708,613)	(2,325,907)	(3,487,446)
Class R6					(27,756)	(48,207)
Total distributions	(522,689)	(651,384)	(1,687,806)	(1,708,613)	(3,012,505)	(4,289,911)	(10,620,699)	(14,929,687)
Capital Stock transactions:
Class A Shares
Shares sold					4,643,482	932,174	11,099,530	17,730,639
Shares issued due to reorganization					15,724,357	–	–	–
Issued to shareholders in reinvestment of distributions					639,632	725,446	9,113,768	12,650,413
Shares redeemed					(3,830,454)	(4,530,261)	(17,881,962)	(27,171,103)
Net increase (decrease) from capital stock transactions					17,177,017	(2,872,641)	2,331,336	3,209,949
Class B Shares
Shares sold					34,679	–	69,932	101,261
Shares issued due to reorganization					338,012	–	–	–
Issued to shareholders in reinvestment of distributions					13,400	23,967	523,581	922,436
Shares redeemed					(615,559)	(320,593)	(3,072,106)	(2,546,255)
Net decrease from capital stock transactions					(229,468)	(296,626)	(2,478,593)	(1,522,558)
Class C Shares
Shares sold							2,780,751	1,086,683
Issued to shareholders in reinvestment of distributions							933,947	1,292,945
Shares redeemed							(2,019,708)	(1,467,306)
Net increase from capital stock transactions							1,694,990	912,322
Class Y Shares
Shares sold	554,843	392,709	126,840,088	18,094,324	16,579,786	946,001
Shares issued due to reorganization	–	–	–	–	788,452	–
Issued to shareholders in reinvestment of distributions	463,353	576,901	1,602,692	1,590,730	155,659	864,191
Shares redeemed	(1,683,216)	(1,711,113)	(36,998,116)	(22,416,818)	(39,308,599)	(28,416,001)
Net increase (decrease) from capital stock transactions	(665,020)	(741,503)	91,444,664	(2,731,764)	(21,784,702)	(26,605,809)
Class R6 Shares[1]
Shares sold					516,746	375,806
Issued to shareholders in reinvestment of distributions					27,756	48,207
Shares redeemed					(2,584,568)	(194,911)
Net increase (decrease) from capital stock transactions					(2,040,066)	229,102
Total net increase (decrease) from capital stock transactions	(665,020)	(741,503)	91,444,664	(2,731,764)	(6,877,219)	(29,545,974)	1,547,733	2,599,713
Total increase (decrease) in net assets	(430,015)	481,758	94,474,862	1,153,590	(1,937,868)	(17,725,474)	(7,693,183)	8,778,522
Net Assets at end of period	$23,376,610	$23,806,625	$184,881,456	$90,406,594	$151,203,152	$153,141,020	$157,691,661	$165,384,844
Capital Share transactions:
Class A Shares
Shares sold					435,951	94,058	708,750	1,157,022
Shares issued due to reorganization					1,444,073	–	–	–
Issued to shareholders in reinvestment of distributions					60,353	72,796	574,898	877,125
Shares redeemed					(362,611)	(456,585)	(1,172,189)	(1,706,995)
Net increase (decrease) in shares outstanding					1,577,766	(289,731)	111,459	327,152
Class B Shares
Shares sold					3,323	–	4,840	6,345
Shares issued due to reorganization					31,046	–	–	–
Issued to shareholders in reinvestment of distributions					1,271	2,407	32,643	64,048
Shares redeemed					(58,337)	(32,218)	(199,335)	(160,860)
Net decrease in shares outstanding					(22,697)	(29,811)	(161,852)	(90,467)

* See Note 13 for a discussion of the Funds’ reorganization.

1 The Core Bond converted Class R6 Shares to Class Y Shares effective May 28, 2020.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Changes in Net Assets

Continued from previous page	Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund*		Diversified Income Fund
Year Ended October 31,	2020	2019	2020	2019	2020	2019	2020	2019
Class C Shares
Shares sold							174,601	68,334
Issued to shareholders in reinvestment of distributions							58,291	89,755
Shares redeemed							(130,056)	(92,798)
Net increase from capital stock transactions							102,836	65,291
Class Y Shares
Shares sold	50,123	36,221	11,179,070	1,666,543	1,532,928	95,330
Shares issued due to reorganization	–	–	–	–	72,851	–
Issued to shareholders in reinvestment of distributions	41,998	53,770	141,816	145,584	14,786	86,973
Shares redeemed	(155,120)	(157,964)	(3,261,956)	(2,060,802)	(3,833,415)	(2,894,792)
Net increase (decrease) in shares outstanding	(62,999)	(67,973)	8,058,930	(248,675)	(2,212,850)	(2,712,489)
Class R6 Shares[1]
Shares sold					49,148	37,558
Issued to shareholders in reinvestment of distributions					2,673	4,807
Shares redeemed					(242,254)	(19,848)
Net increase (decrease) in shares outstanding					(190,433)	22,517

* See Note 13 for a discussion of the Funds’ reorganization.
[1] The Core Bond converted Class R6 Shares to Class Y Shares effective May 28, 2020.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Changes in Net Assets

	Covered Call & Equity Income Fund		Dividend Income Fund*		Investors Fund		Mid Cap Fund
Year Ended October 31,	2020	2019	2020	2019	2020	2019	2020	2019
Net Assets at beginning of period	$126,342,782	$134,637,439	$220,725,320	$111,456,654	$338,982,611	$293,903,580	$587,164,499	$426,011,773
Increase (decrease) in net assets from operations:
Net investment income (loss)	870,687	1,551,127	3,966,281	2,950,144	1,276,376	1,258,732	(1,237,677)	(1,133,199)
Net realized gain (loss)	5,645,629	7,952,225	(2,465,979)	5,357,324	32,158,396	16,962,128	19,875,039	21,058,953
Net change in unrealized appreciation (depreciation)	(4,251,373)	(7,802,096)	(4,718,618)	15,027,570	(16,306,090)	34,211,611	(41,477,178)	87,420,175
Net increase (decrease) in net assets from operations	2,264,943	1,701,256	(3,218,316)	23,335,038	17,128,682	52,432,471	(22,839,816)	107,345,929
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(897,441)	(1,400,368)	(184,150)	–	(4,711,599)	(11,433,615)	(2,562,189)	(4,084,319)
Class B							(82,316)	(159,037)
Class C	(561,426)	(879,736)
Class Y	(5,466,775)	(9,698,583)	(8,813,746)	(14,038,658)	(13,142,531)	(30,207,013)	(16,177,313)	(24,096,901)
Class R6	(136,433)	(202,718)			(456,764)	(1,012,359)	(2,869,745)	(759,093)
Class I			(194,116)	–	–	–	–	–
Total distributions	(7,062,075)	(12,181,405)	(9,192,012)	(14,038,658)	(18,310,894)	(42,652,987)	(21,691,563)	(29,099,350)
Capital Stock transactions:
Class A Shares[1]
Shares sold	531,031	846,183	162,725	–	7,494,266	3,399,429	3,687,693	3,332,918
Shares issued due to reorganization	–	–	53,099,374	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	864,024	1,336,535	183,613	–	4,679,379	11,419,345	2,548,026	4,071,914
Shares redeemed	(3,049,373)	(3,214,108)	(1,031,272)	–	(9,962,407)	(8,722,495)	(8,422,960)	(9,524,526)
Net increase (decrease) from capital stock transactions	(1,654,318)	(1,031,390)	52,414,440	–	2,211,238	6,096,279	(2,187,241)	(2,119,694)
Class B Shares
Shares sold							9,912	82,247
Shares issued due to reorganization							–	–
Issued to shareholders in reinvestment of distributions							82,316	159,036
Shares redeemed							(447,429)	(580,466)
Net decrease from capital stock transactions							(355,201)	(339,183)
Class C Shares
Shares sold	193,176	617,858
Issued to shareholders in reinvestment of distributions	486,959	749,952
Shares redeemed	(1,595,458)	(1,952,758)
Net decrease from capital stock transactions	(915,323)	(584,948)
Class Y Shares
Shares sold	24,764,980	60,696,062	116,254,071	117,583,727	91,655,191	48,882,088	126,498,351	153,030,925
Shares issued due to reorganization			1,571,749	–
Issued to shareholders in reinvestment of distributions	5,380,457	9,567,385	8,694,762	13,814,254	12,775,182	29,670,932	13,304,045	17,448,020
Shares redeemed	(67,683,070)	(66,623,709)	(166,053,975)	(31,425,695)	(179,734,212)	(50,187,658)	(246,093,510)	(122,223,748)
Net increase (decrease) from capital stock transactions	(37,537,633)	3,639,738	(39,533,393)	99,972,286	(75,303,839)	28,365,362	(106,291,114)	48,255,197
Class R6 Shares
Shares sold	196,722	353,149			70,970,800	1,065,095	72,734,675	42,215,184
Issued to shareholders in reinvestment of distributions	136,433	202,717			456,764	1,012,359	823,094	759,093
Shares redeemed	(1,214,228)	(393,774)			(18,869,977)	(1,239,548)	(32,262,113)	(5,864,450)
Net increase (decrease) from capital stock transactions	(881,073)	162,092			52,557,587	837,906	41,295,656	37,109,827
Class I Shares[2]
Shares sold			58,779,537	–	21,129,423	–	64,014,783	–
Issued to shareholders in reinvestment of distributions			194,116	–	–	–	–	–
Shares redeemed			(5,504,734)	–	(336,802)	–	(1,928,380)	–
Net increase from capital stock transactions			53,468,919	–	20,792,621	–	62,086,403	–
Total net increase (decrease) from capital stock transactions	(40,988,347)	2,185,492	66,349,966	99,972,286	257,607	35,299,547	(5,451,497)	82,906,147
Total increase (decrease) in net assets	(45,785,479)	(8,294,657)	53,939,638	109,268,666	(924,605)	45,079,031	(49,982,876)	161,152,726
Net Assets at end of period	$80,557,303	$126,342,782	$274,664,958	$220,725,320	$338,058,006	$338,982,611	$537,181,623	$587,164,499

* See Note 13 for a discussion of the Funds’ reorganization.

1 The Dividend Income Fund launched Class A shares on May 29, 2020 and the class commenced operations effective June 1, 2020.

2 The Dividend Income Fund, Investors Fund and Mid Cap Fund launched Class I shares on August 31, 2020 and the class commenced operations effective September 1, 2020.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Changes in Net Assets

Continued from previous page	Covered Call & Equity Income Fund		Dividend Income Fund*		Investors Fund		Mid Cap Fund
Year Ended October 31,	2020	2019	2020	2019	2020	2019	2020	2019
Capital Share transactions:
Class A Shares[1]
Shares sold	68,252	103,863	6,198	–	332,104	153,395	358,565	336,847
Shares issued due to reorganization	–	–	1,986,832	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	117,113	174,084	6,895	–	198,111	606,766	233,764	484,165
Shares redeemed	(401,456)	(404,564)	(38,307)	–	(434,697)	(392,871)	(833,683)	(943,776)
Net increase (decrease) in shares outstanding	(216,091)	(126,617)	1,961,618	–	95,518	367,290	(241,354)	(122,764)
Class B Shares
Shares sold							1,430	10,104
Shares issued due to reorganization							–	–
Issued to shareholders in reinvestment of distributions							9,583	23,596
Shares redeemed							(58,359)	(74,890)
Net decrease in shares outstanding							(47,346)	(41,190)
Class C Shares
Shares sold	26,974	81,745
Issued to shareholders in reinvestment of distributions	71,118	104,080
Shares redeemed	(223,580)	(263,219)
Net decrease in shares outstanding	(125,488)	(77,394)
Class Y Shares
Shares sold	3,193,353	7,397,947	4,487,585	4,444,480	4,008,921	2,216,256	11,871,976	14,973,859
Shares issued due to reorganization	–	–	58,769	–	–	–	–	–
Issued to shareholders in reinvestment of distributions	703,392	1,213,509	323,368	590,672	541,321	1,574,890	1,152,864	1,973,758
Shares redeemed	(9,103,025)	(8,165,153)	(6,282,108)	(1,178,168)	(8,178,001)	(2,271,577)	(22,912,098)	(11,723,889)
Net increase (decrease) in shares outstanding	(5,206,280)	446,303	(1,412,386)	3,856,984	(3,627,759)	1,519,569	(9,887,258)	5,223,728
Class R6 Shares
Shares sold	24,288	42,881	–	–	3,462,149	47,813	6,590,295	3,826,504
Issued to shareholders in reinvestment of distributions	17,687	25,444	–	–	19,152	53,310	69,577	83,970
Shares redeemed	(158,222)	(46,854)	–	–	(893,715)	(53,445)	(3,100,308)	(523,737)
Net increase (decrease) in shares outstanding	(116,247)	21,471	–	–	2,587,586	47,678	3,559,564	3,386,737
Class I Shares[2]
Shares sold			2,179,685	–	879,497	–	5,843,622	–
Issued to shareholders in reinvestment of distributions			7,281	–	–	–	–	–
Shares redeemed			(208,488)	–	(13,710)	–	(172,717)	–
Net increase in shares outstanding			1,978,478	–	865,787	–	5,670,905	–

* See Note 13 for a discussion of the Funds’ reorganization.

1 The Dividend Income Fund launched Class A shares on May 29, 2020 and the class commenced operations effective June 1, 2020.

2 The Dividend Income Fund, Investors Fund and Mid Cap Fund launched Class I shares on August 31, 2020 and the class commenced operations effective September 1, 2020.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Statements of Changes in Net Assets

	Small Cap Fund			International Stock Fund
Year Ended October 31,	2020	Period Ended October 31, 2019[1]	Period Ended September 30, 2019*	2020	2019
Net Assets at beginning of period	$266,983,694	$278,243,606	$543,960,603	$19,233,863	$19,953,347
Increase (decrease) in net assets from operations:
Net investment income (loss)	263,504	(183,879)	(1,163,349)	84,089	273,273
Net realized gain.	17,193,611	58,890	38,493,785	741,444	992,488
Net change in unrealized appreciation (depreciation)	(11,965,785)	8,107,216	(93,866,277)	(2,099,550)	533,790
Net increase (decrease) in net assets from operations	5,491,330	7,982,227	(56,535,841)	(1,274,017)	1,799,551
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(135,732)	–	–	(1,103,915)	(760,503)
Class B	–	–	–	(40,537)	(29,904)
Class Y	(10,012,090)	–	(95,905,613)	(72,055)	(62,847)
Total distributions	(10,147,822)	–	(95,905,613)	(1,216,507)	(853,254)
Capital Stock transactions:
Class A Shares
Shares sold	248,047	9,222	9,213	510,507	699,644
Shares issued due to reorganization	–	–	3,382,044	–	–
Issued to shareholders in reinvestment of distributions	135,376	–	–	1,100,645	757,818
Shares redeemed	(814,557)	(70,590)	(66,082)	(1,971,303)	(2,776,691)
Net increase (decrease) from capital stock transactions	(431,134)	(61,368)	3,325,175	(360,151)	(1,319,229)
Class B Shares
Issued to shareholders in reinvestment of distributions				40,537	29,904
Shares redeemed				(167,513)	(187,734)
Net decrease from capital stock transactions				(126,976)	(157,830)
Class Y Shares
Shares sold	13,667,468	172,791	15,373,673	181,689	190,233
Shares issued due to reorganization	–	–	24,220,585	–	–
Issued to shareholders in reinvestment of distributions	9,797,935	–	94,412,904	72,055	62,846
Shares redeemed	(66,513,341)	(19,353,562)	(250,607,880)	(590,731)	(441,801)
Net decrease from capital stock transactions	(43,047,938)	(19,180,771)	(116,600,718)	(336,987)	(188,722)
Total net decrease from capital stock transactions	(43,479,072)	(19,242,139)	(113,275,543)	(824,114)	(1,665,781)
Total decrease in net assets	(48,135,564)	(11,259,912)	(265,716,997)	(3,314,638)	(719,484)
Net Assets at end of period	$218,848,130	$266,983,694	$278,243,606	$15,919,225	$19,233,863
Capital Share transactions:
Class A Shares
Shares sold	23,712	853	854	42,202	54,574
Shares issued due to reorganization	–	–	321,301	–	–
Issued to shareholders in reinvestment of distributions	12,066	–	–	83,068	65,498
Shares redeemed	(78,362)	(6,509)	(6,068)	(162,615)	(216,288)
Net increase (decrease) in shares outstanding	(42,584)	(5,656)	316,087	(37,345)	(96,216)
Class B Shares
Issued to shareholders in reinvestment of distributions				3,135	2,644
Shares redeemed				(14,483)	(15,109)
Net decrease in shares outstanding				(11,348)	(12,465)
Class Y Shares
Shares sold	1,323,704	15,842	1,322,528	14,756	14,989
Shares issued due to reorganization	–	–	2,290,103	–	–
Issued to shareholders in reinvestment of distributions	868,611	–	8,351,953	5,446	5,427
Shares redeemed	(6,300,930)	(1,749,463)	(21,653,948)	(47,161)	(34,505)
Net decrease in shares outstanding	(4,108,615)	(1,733,621)	(9,689,364)	(26,959)	(14,089)

* The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Broadview Opportunity Fund prior to the reorganization on August 31, 2019. Share activity for the one-year period October 1, 2018 to September 30, 2019 reflects a share conversion ratio to reflect the shares of the legal survivor of the reorganization.

1 Disclosure represents the period October 1, 2019 to October 31, 2019.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A						CLASS B						CLASS C
	Year Ended October 31,						Year Ended October 31,						Year Ended October 31,
	2020	2019		2018	2017	2016	2020	2019		2018	2017	2016	2020	2019		2018	2017	2016
Net Asset Value at beginning of period	$10.96	$10.39		$10.97	$10.46	$10.63	$11.10	$10.47		$11.05	$10.52	$10.69	$11.11	$10.48		$11.06	$10.53	$10.69
Income from Investment Operations:
Net investment income	0.13 [1]	0.36	[1,4]	0.19	0.15 [1]	0.14 [1]	0.06 [1]	0.31	[1,4]	0.12	0.08 [1]	0.07 [1]	0.04 [1]	0.29	[1,4]	0.11	0.08 [1]	0.06 [1]
Net realized and unrealized gain (loss) on investments	0.46	0.68	[4]	(0.26)	0.69	0.17	0.46	0.66	[4]	(0.28)	0.69	0.16	0.48	0.68	[4]	(0.27)	0.69	0.18
Total from investment operations	0.59	1.04		(0.07)	0.84	0.31	0.52	0.97		(0.16)	0.77	0.23	0.52	0.97		(0.16)	0.77	0.24
Less Distributions From:
Net investment income	(0.19)	(0.18)		(0.24)	(0.18)	(0.16)	(0.10)	(0.05)		(0.15)	(0.09)	(0.08)	(0.10)	(0.05)		(0.15)	(0.09)	(0.08)
Capital gains	(0.21)	(0.29)		(0.27)	(0.15)	(0.32)	(0.21)	(0.29)		(0.27)	(0.15)	(0.32)	(0.21)	(0.29)		(0.27)	(0.15)	(0.32)
Total distributions	(0.40)	(0.47)		(0.51)	(0.33)	(0.48)	(0.31)	(0.34)		(0.42)	(0.24)	(0.40)	(0.31)	(0.34)		(0.42)	(0.24)	(0.40)
Net increase (decrease) in net asset value	0.19	0.57		(0.58)	0.51	(0.17)	0.21	0.63		(0.58)	0.53	(0.17)	0.21	0.63		(0.58)	0.53	(0.16)
Net Asset Value at end of period	$11.15	$10.96		$10.39	$10.97	$10.46	$11.31	$11.10		$10.47	$11.05	$10.52	$11.32	$11.11		$10.48	$11.06	$10.53
Total Return (%)[2]	5.62	10.37		(0.75)	8.25	3.10	4.89	9.51		(1.51)	7.47	2.27	4.89	9.50		(1.51)	7.46	2.37
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,146	$42,662		$42,247	$45,005	$43,752	$4,263	$5,457		$6,049	$8,119	$9,175	$20,137	$20,303		$20,001	$20,960	$20,225
Ratios of expenses to average net assets (%)	0.70	0.70		0.70	0.70	0.71	1.45	1.45		1.45	1.45	1.46	1.45	1.45		1.45	1.45	1.46
Ratio of net investment income to average net assets (%)	1.19	3.38	[4]	1.74	1.46	1.36	0.48	2.68	[4]	1.04	0.74	0.60	0.45	2.60	[4]	0.99	0.71	0.54
Portfolio turnover (%)[3]	73	57		63	48	82	73	57		63	48	82	73	57		63	48	82

	MODERATE ALLOCATION FUND
	CLASS A						CLASS B						CLASS C
	Year Ended October 31,						Year Ended October 31,						Year Ended October 31,
	2020	2019		2018	2017	2016	2020	2019		2018	2017	2016	2020	2019		2018	2017	2016
Net Asset Value at beginning of period	$11.76	$11.59		$12.20	$11.18	$11.62	$11.60	$11.46		$12.06	$11.05	$11.52	$11.61	$11.47		$12.07	$11.06	$11.53
Income from Investment Operations:
Net investment income	0.12 [1]	0.51	[1,5]	0.17	0.14 [1]	0.13 [1]	0.05 [1]	0.53	[1,5]	0.10	0.07 [1]	0.06 [1]	0.02 [1]	0.42	[1,5]	0.08	0.06 [1]	0.05 [1]
Net realized and unrealized gain (loss) on investments	0.43	0.60	[5]	(0.17)	1.35	0.18	0.41	0.48	[5]	(0.18)	1.33	0.16	0.44	0.59	[5]	(0.16)	1.34	0.17
Total from investment operations	0.55	1.11		–	1.49	0.31	0.46	1.01		(0.08)	1.40	0.22	0.46	1.01		(0.08)	1.40	0.22
Less Distributions From:
Net investment income	(0.17)	(0.17)		(0.17)	(0.15)	(0.12)	(0.08)	(0.10)		(0.08)	(0.07)	(0.06)	(0.08)	(0.10)		(0.08)	(0.07)	(0.06)
Capital gains	(0.29)	(0.77)		(0.44)	(0.32)	(0.63)	(0.29)	(0.77)		(0.44)	(0.32)	(0.63)	(0.29)	(0.77)		(0.44)	(0.32)	(0.63)
Total distributions	(0.46)	(0.94)		(0.61)	(0.47)	(0.75)	(0.37)	(0.87)		(0.52)	(0.39)	(0.69)	(0.37)	(0.87)		(0.52)	(0.39)	(0.69)
Net increase (decrease) in net asset value	0.09	0.17		(0.61)	1.02	(0.44)	0.09	0.14		(0.60)	1.01	(0.47)	0.09	0.14		(0.60)	1.01	(0.47)
Net Asset Value at end of period	$11.85	$11.76		$11.59	$12.20	$11.18	$11.69	$11.60		$11.46	$12.06	$11.05	$11.70	$11.61		$11.47	$12.07	$11.06
Total Return (%)[2]	4.75	10.69		(0.12)	13.88	2.95	4.00	9.79		(0.82)	13.07	2.15	3.99	9.78		(0.82)	13.06	2.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$111,135	$112,916		$108,459	$115,586	$104,276	$9,568	$13,754		$17,481	$23,101	$25,440	$9,230	$9,607		$9,338	$9,625	$9,100
Ratios of expenses to average net assets (%)	0.70	0.70		0.70	0.70	0.71	1.45	1.45		1.45	1.45	1.46	1.45	1.45		1.45	1.45	1.46
Ratio of net investment income to average net assets (%)	0.96	4.42	[5]	1.39	1.23	1.13	0.27	4.01	[5]	0.73	0.56	0.58	0.22	3.68	[5]	0.62	0.52	0.47
Portfolio turnover (%)[3]	87	64		75	50	97	87	64		75	50	97	87	64		75	50	97

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.87, and 1.64%, respectively, for the class A Shares, $0.11, $0.86, and 0.90%, respectively, for the class B shares, and $0.10, $0.87, and 0.89%, respectively, for the class C shares.

5 In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.94, and 1.39%, respectively, for the class A Shares, $0.09, $0.92, and 0.67%, respectively, for the class B shares, and $0.08, $0.93, and 0.64%, respectively, for the class C shares.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A						CLASS B						CLASS C
	Year Ended October 31,						Year Ended October 31,						Year Ended October 31,
	2020	2019		2018	2017	2016	2020		2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$12.02	$12.01		$12.71	$11.12	$11.87	$11.62		$11.65	$12.35	$10.83	$11.65	$11.63	$11.66	$12.36	$10.84	$11.66
Income from Investment Operations:
Net investment income	0.10 [1]	0.56	[1,4]	0.14	0.13 [1]	0.12 [1]	(0.06	)1	0.55 [1,4]	0.03	0.02 [1]	0.06 [1]	0.03 [1]	0.48 [1,4]	0.04	0.02 [1]	0.05 [1]
Net realized and unrealized gain (loss) on investments	0.33	0.57	[4]	(0.11)	1.88	0.15	0.39		0.47 [4]	(0.10)	1.85	0.12	0.30	0.54 [4]	(0.11)	1.85	0.13
Total from investment operations	0.43	1.13		0.03	2.01	0.27	0.33		1.02	(0.07)	1.87	0.18	0.33	1.02	(0.07)	1.87	0.18
Less Distributions From:
Net investment income	(0.16)	(0.14)		(0.15)	(0.13)	(0.10)	(0.06)		(0.07)	(0.05)	(0.06)	(0.08)	(0.06)	(0.07)	(0.05)	(0.06)	(0.08)
Capital gains	(0.48)	(0.98)		(0.58)	(0.29)	(0.92)	(0.48)		(0.98)	(0.58)	(0.29)	(0.92)	(0.48)	(0.98)	(0.58)	(0.29)	(0.92)
Total distributions	(0.64)	(1.12)		(0.73)	(0.42)	(1.02)	(0.54)		(1.05)	(0.63)	(0.35)	(1.00)	(0.54)	(1.05)	(0.63)	(0.35)	(1.00)
Net increase (decrease) in net asset value	(0.21)	0.01		(0.70)	1.59	(0.75)	(0.21)		(0.03)	(0.70)	1.52	(0.82)	(0.21)	(0.03)	(0.70)	1.52	(0.82)
Net Asset Value at end of period	$11.81	$12.02		$12.01	$12.71	$11.12	$11.41		$11.62	$11.65	$12.35	$10.83	$11.42	$11.63	$11.66	$12.36	$10.84
Total Return (%)[2]	3.59	10.93		0.06	18.66	2.65	2.88		10.12	(0.74)	17.83	1.88	2.88	10.11	(0.74)	17.81	1.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$56,089	$54,974		$51,274	$52,811	$45,317	$4,375		$6,088	$7,938	$10,442	$11,089	$2,655	$2,263	$2,160	$2,300	$2,411
Ratios of expenses to average net assets (%)	0.70	0.70		0.70	0.70	0.71	1.45		1.45	1.45	1.45	1.46	1.45	1.45	1.45	1.45	1.46
Ratio of net investment income to average net assets (%)	0.78	4.77	[4]	1.08	1.02	1.04	0.11		4.50 [4]	0.45	0.35	0.56	(0.01)	4.15 [4]	0.32	0.45	0.42
Portfolio turnover (%)[3]	105	79		71	45	98	105		79	71	45	98	105	79	71	45	98

	TAX-FREE VIRGINIA FUND					TAX-FREE NATIONAL FUND					HIGH QUALITY BOND FUND
	CLASS Y					CLASS Y					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$11.71	$11.08	$11.49	$11.67	$11.61	$10.96	$10.41	$10.85	$11.10	$11.01	$11.11	$10.64	$10.93	$11.06	$11.04
Income from Investment Operations:
Net investment income	0.20 [1]	0.23 [1]	0.24	0.24 [1]	0.25 [1]	0.21 [1]	0.24 [1]	0.24	0.25 [1]	0.26 [1]	0.13 [1]	0.21 [1]	0.18	0.14 [1]	0.12 [1]
Net realized and unrealized gain (loss) on investments	0.18	0.63	(0.41)	(0.16)	0.10	0.15	0.61	(0.41)	(0.18)	0.15	0.32	0.47	(0.30)	(0.12)	0.06
Total from investment operations	0.38	0.86	(0.17)	0.08	0.35	0.36	0.85	(0.17)	0.07	0.41	0.45	0.68	(0.12)	0.02	0.18
Less Distributions From:
Net investment income	(0.20)	(0.23)	(0.24)	(0.24)	(0.25)	(0.21)	(0.24)	(0.24)	(0.25)	(0.26)	(0.14)	(0.21)	(0.17)	(0.14)	(0.12)
Capital gains	–	–	–	(0.02)	(0.04)	(0.03)	(0.06)	(0.03)	(0.07)	(0.06)	–	–	–	(0.01)	(0.04)
Total distributions	(0.20)	(0.23)	(0.24)	(0.26)	(0.29)	(0.24)	(0.30)	(0.27)	(0.32)	(0.32)	(0.14)	(0.21)	(0.17)	(0.15)	(0.16)
Net increase (decrease) in net asset value	0.18	0.63	(0.41)	(0.18)	0.06	0.12	0.55	(0.44)	(0.25)	0.09	0.31	0.47	(0.29)	(0.13)	0.02
Net Asset Value at end of period	$11.89	$11.71	$11.08	$11.49	$11.67	$11.08	$10.96	$10.41	$10.85	$11.10	$11.42	$11.11	$10.64	$10.93	$11.06
Total Return (%)[2]	3.24	7.78	(1.52)	0.68	3.01	3.36	8.20	(1.56)	0.72	3.75	4.08	6.43	(1.09)	0.25	1.62
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,572	$22,225	$20,868	$21,866	$22,350	$23,377	$23,807	$23,325	$25,294	$27,333	$184,881	$90,407	$89,253	$100,536	$105,807
Ratios of expenses to average net assets (%)
Before reimbursement of expenses by Adviser (%)	0.85	0.85	0.85	0.86	0.85	0.75	0.75	0.75	0.75	0.79	0.49	–	–	–	–
After reimbursement of expenses by Adviser (%)	0.85	0.85	0.85	0.86	0.85	0.75	0.75	0.75	0.75	0.79	0.46	0.49	0.49	0.49	0.50
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.66	1.96	2.09	2.06	2.12	1.91	2.19	2.25	2.30	2.27	1.17	1.88	1.64	1.32	1.10
After reimbursement and waiver of expenses by Adviser (%)	1.66	1.96	2.09	2.06	2.12	1.91	2.19	2.25	2.30	2.27	1.20	–	–	–	–
Portfolio turnover (%)[3]	7	22	26	8	12	13	26	31	6	9	21	20	31	26	25

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.15, $0.98, and 1.25%, respectively, for the class A Shares, $0.03, $0.99, and 0.52%, respectively, for the class B shares, and $0.07, $0.95, and 0.50%, respectively, for the class C shares.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$10.28	$9.55	$10.03	$10.20	$10.09	$10.29	$9.55	$10.03	$10.21	$10.10	$10.25	$9.52	$9.99	$10.17	$10.07
Income from Investment Operations:
Net investment income	0.18 [1]	0.24 [1]	0.21	0.20 [1]	0.20 [1]	0.12 [1]	0.16 [1]	0.15	0.14 [1]	0.13 [1]	0.20 [1]	0.25 [1]	0.24	0.23 [1]	0.23 [1]
Net realized and unrealized gain (loss) on investments	0.53	0.74	(0.46)	(0.10)	0.21	0.51	0.75	(0.47)	(0.12)	0.21	0.52	0.75	(0.45)	(0.11)	0.20
Total from investment operations	0.71	0.98	(0.25)	0.10	0.41	0.63	0.91	(0.32)	0.02	0.34	0.72	1.00	(0.21)	0.12	0.43
Less Distributions From:
Net investment income	(0.19)	(0.25)	(0.23)	(0.22)	(0.22)	(0.12)	(0.17)	(0.16)	(0.15)	(0.15)	(0.24)	(0.27)	(0.26)	(0.25)	(0.25)
Capital gains	(0.02)	–	(0.00)[2]	(0.05)	(0.08)	(0.02)	–	(0.00)[2]	(0.05)	(0.08)	(0.02)	–	(0.00)[2]	(0.05)	(0.08)
Total distributions	(0.21)	(0.25)	(0.23)	(0.27)	(0.30)	(0.14)	(0.17)	(0.16)	(0.20)	(0.23)	(0.26)	(0.27)	(0.26)	(0.30)	(0.33)
Net increase (decrease) in net asset value	0.50	0.73	(0.48)	(0.17)	0.11	0.49	0.74	(0.48)	(0.18)	0.11	0.46	0.73	(0.47)	(0.18)	0.10
Net Asset Value at end of period	$10.78	$10.28	$9.55	$10.03	$10.20	$10.78	$10.29	$9.55	$10.03	$10.21	$10.71	$10.25	$9.52	$9.99	$10.17
Total Return (%)[3]	7.00	10.37	(2.45)	1.05	4.21	6.10	9.65	(3.18)	0.20	3.43	7.13	10.67	(2.12)	1.22	4.40
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$47,304	$28,902	$29,605	$33,738	$34,325	$1,088	$1,272	$1,466	$2,004	$2,575	$102,811	$121,000	$138,186	$170,169	$178,046
Ratios of expenses to average net assets (%)	0.90	0.90	0.90	0.90	0.91	1.66	1.65	1.65	1.65	1.66	0.65	0.65	0.65	0.65	0.66
Ratio of net investment income to average net assets (%)	1.78	2.35	2.20	2.00	2.00	1.05	1.60	1.44	1.25	1.25	2.03	2.60	2.44	2.25	2.25
Portfolio turnover (%)[4]	61	36	26	27	39	61	36	26	27	39	61	36	26	27	39

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$16.37	$15.98	$15.93	$14.92	$14.75	$16.48	$16.08	$16.04	$15.01	$14.83	$16.48	$16.07	$16.03	$15.01	$14.83
Income from Investment Operations:
Net investment income	0.26 [1]	0.28 [1]	0.28	0.26 [1]	0.25 [1]	0.14 [1]	0.16 [1]	0.16	0.14 [1]	0.14 [1]	0.15 [1]	0.16 [1]	0.16	0.14 [1]	0.14 [1]
Net realized and unrealized gain (loss) on investments	(0.04)	1.64	0.30	1.56	0.52	(0.03)	1.65	0.29	1.58	0.53	(0.03)	1.66	0.29	1.57	0.53
Total from investment operations	0.22	1.92	0.58	1.82	0.77	0.11	1.81	0.45	1.72	0.67	0.12	1.82	0.45	1.71	0.67
Less Distributions From:
Net investment income	(0.27)	(0.29)	(0.29)	(0.27)	(0.26)	(0.15)	(0.17)	(0.17)	(0.15)	(0.15)	(0.15)	(0.17)	(0.17)	(0.15)	(0.15)
Capital gains	(0.80)	(1.24)	(0.24)	(0.54)	(0.34)	(0.80)	(1.24)	(0.24)	(0.54)	(0.34)	(0.80)	(1.24)	(0.24)	(0.54)	(0.34)
Total distributions	(1.07)	(1.53)	(0.53)	(0.81)	(0.60)	(0.95)	(1.41)	(0.41)	(0.69)	(0.49)	(0.95)	(1.41)	(0.41)	(0.69)	(0.49)
Net increase (decrease) in net asset value	(0.85)	0.39	0.05	1.01	0.17	(0.84)	0.40	0.04	1.03	0.18	(0.83)	0.41	0.04	1.02	0.18
Net Asset Value at end of period	$15.52	$16.37	$15.98	$15.93	$14.92	$15.64	$16.48	$16.08	$16.04	$15.01	$15.65	$16.48	$16.07	$16.03	$15.01
Total Return (%)[3]	1.27	13.51	3.63	12.57	5.38	0.56	12.64	2.77	11.79	4.63	0.62	12.72	2.77	11.72	4.63
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$134,213	$139,683	$131,127	$137,863	$128,208	$6,591	$9,612	$10,832	$12,702	$13,293	$16,888	$16,090	$14,647	$15,103	$13,498
Ratios of expenses to average net assets (%)	1.10	1.10	1.10	1.10	1.11	1.85	1.85	1.85	1.85	1.86	1.85	1.84	1.85	1.85	1.86
Ratio of net investment income to average net assets (%)	1.66	1.80	1.72	1.65	1.68	0.92	1.06	0.97	0.91	0.94	0.91	1.05	0.97	0.89	0.93
Portfolio turnover (%)[4]	31	34	27	21	35	31	34	27	21	35	31	34	27	21	35

1 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

2 Amounts represent less than $(0.005) per share.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND
	CLASS A					CLASS C					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$7.84	$8.52	$8.88	$8.95	$9.14	$7.31	$8.04	$8.47	$8.63	$8.89	$8.06	$8.73	$9.06	$9.11	$9.27
Income from Investment Operations:
Net investment income	(0.09)[1]	0.03 [1]	0.06	0.07	0.05	(0.18)[1]	(0.05)[1]	(0.10)	0.02	0.06	(0.39)[1]	0.12 [1]	0.10	0.14	0.08
Net realized and unrealized gain (loss) on investments	0.60	0.05	0.30	0.46	0.33	0.60	0.07	0.38	0.42	0.24	0.94	(0.02)	0.29	0.42	0.33
Total from investment operations	0.51	0.08	0.36	0.53	0.38	0.42	0.02	0.28	0.44	0.30	0.55	0.10	0.39	0.56	0.41
Less Distributions From:
Net investment income	(0.39)	(0.44)	(0.43)	(0.39)	(0.41)	(0.38)	(0.43)	(0.42)	(0.39)	(0.40)	(0.40)	(0.45)	(0.43)	(0.40)	(0.41)
Capital gains	(0.16)	(0.32)	(0.29)	(0.21)	(0.16)	(0.16)	(0.32)	(0.29)	(0.21)	(0.16)	(0.16)	(0.32)	(0.29)	(0.21)	(0.16)
Total distributions	(0.55)	(0.76)	(0.72)	(0.60)	(0.57)	(0.54)	(0.75)	(0.71)	(0.60)	(0.56)	(0.56)	(0.77)	(0.72)	(0.61)	(0.57)
Net decrease in net asset value	(0.04)	(0.68)	(0.36)	(0.07)	(0.19)	(0.12)	(0.73)	(0.43)	(0.16)	(0.26)	(0.01)	(0.67)	(0.33)	(0.05)	(0.16)
Net Asset Value at end of period	$7.80	$7.84	$8.52	$8.88	$8.95	$7.19	$7.31	$8.04	$8.47	$8.63	$8.05	$8.06	$8.73	$9.06	$9.11
Total Return (%)[2]	7.10	1.46	3.96	5.97	4.29	6.31	0.68	3.21	5.09	3.53	7.34	1.60	4.29	6.15	4.63
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,996	$13,748	$16,035	$16,773	$18,252	$7,156	$8,191	$9,638	$13,299	$13,519	$59,966	$102,018	$106,576	$95,640	$71,241
Ratios of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.25	2.01	2.00	2.00	2.00	2.00	1.01	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets (%)	0.70	1.05	0.47	1.03	0.17	(0.05)	0.29	(0.28)	0.28	(0.58)	0.98	1.28	0.73	1.26	0.42
Portfolio turnover (%)[3]	108	116	130	166	135	108	116	130	166	135	108	116	130	166	135

	COVERED CALL & EQUITY INCOME FUND					DIVIDEND INCOME FUND
	CLASS R6					CLASS A*		CLASS Y					CLASS I**
						Period Ended							Period Ended
	Year Ended October 31,					October 31,		Year Ended October 31,					October 31,
	2020	2019	2018	2017	2016	2020		2020	2019	2018	2017	2016	2020
Net Asset Value at beginning of period	$8.16	$8.81	$9.13	$9.16	$9.31	$25.17		$27.65	$27.01	$26.18	$22.38	$22.28	$27.19
Income from Investment Operations:
Net investment income	(0.45)[1]	0.18 [1]	0.06	0.14	0.07	0.16	[1]	0.51 [1]	0.46 [1]	0.47	0.44 [1]	0.33 [1]	0.06	[1]
Net realized and unrealized gain (loss) on investments	1.02	(0.06)	0.34	0.44	0.35	0.98		(0.88)	3.12	1.42	4.34	0.99	(1.02)
Total from investment operations.	0.57	0.12	0.40	0.58	0.42	1.14		(0.37)	3.58	1.89	4.78	1.32	(0.96)
Less Distributions From:
Net investment income	(0.40)	(0.45)	(0.43)	(0.40)	(0.41)	(0.21)		(0.45)	(0.43)	(0.47)	(0.44)	(0.32)	(0.09)
Capital gains	(0.16)	(0.32)	(0.29)	(0.21)	(0.16)	–		(0.69)	(2.51)	(0.59)	(0.54)	(0.90)	–
Total distributions	(0.56)	(0.77)	(0.72)	(0.61)	(0.57)	(0.21)		(1.14)	(2.94)	(1.06)	(0.98)	(1.22)	(0.09)
Net increase (decrease) in net asset value	0.01	(0.65)	(0.32)	(0.03)	(0.15)	0.93		(1.51)	0.64	0.83	3.80	0.10	(1.05)
Net Asset Value at end of period	$8.17	$8.16	$8.81	$9.13	$9.16	$26.10		$26.14	$27.65	$27.01	$26.18	$22.38	$26.14
Total Return (%)[2]	7.51	1.82	4.37	6.34	4.72	4.53	[5]	(1.42)	15.48	7.35	21.85	6.16	(3.53)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,439	$2,385	$2,388	$2,531	$3,110	$51,207		$171,733	$220,725	$111,457	$107,411	$102,402	$51,725
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.87	0.88	1.17	[4]	1.02	1.10	1.10	1.10	1.10	0.82	[4]
After reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.87	0.88	1.17	[4]	0.93	0.95	0.95	0.95	0.95	0.82	[4]
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	1.10	1.41	0.85	1.26	0.55	1.09	[4]	1.72	1.64	1.60	1.66	1.46	1.55	[4]
After reimbursement and waiver of expenses by Adviser (%)	1.10	1.41	0.85	1.26	0.55	1.09	[4]	1.81	1.79	1.75	1.81	1.61	1.55	[4]
Portfolio turnover (%)[3]	108	116	130	166	135	33	[5]	33	28	32	19	33	33	[5]

* The Dividend Income Fund launched Class A shares on May 29, 2020 and the class commenced operations effective June 1, 2020.

** Class I shares commenced operations effective September 1, 2020.

1 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Annualized.

5 Not annualized.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	INVESTORS FUND
	CLASS A					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$23.76	$23.85	$23.22	$19.57	$21.30	$23.83	$23.92	$23.29	$19.62	$21.36
Income from Investment Operations:
Net investment income (loss)	0.04 [1]	0.06 [1]	0.05	0.03 [1]	(0.00)[1,4,5]	0.14 [1]	0.12 [1]	0.11	0.09 [1]	0.06 [1,5]
Net realized and unrealized gain (loss) on investments	1.31	3.39	1.87	4.23	1.18	1.29	3.39	1.87	4.24	1.17
Total from investment operations.	1.35	3.45	1.92	4.26	1.18	1.43	3.51	1.98	4.33	1.23
Less Distributions From:
Net investment income	–	(0.10)	(0.03)	–	(0.12)	(0.12)	(0.16)	(0.09)	(0.05)	(0.18)
Capital gains	(1.30)	(3.44)	(1.26)	(0.61)	(2.79)	(1.30)	(3.44)	(1.26)	(0.61)	(2.79)
Total distributions	(1.30)	(3.54)	(1.29)	(0.61)	(2.91)	(1.42)	(3.60)	(1.35)	(0.66)	(2.97)
Net increase (decrease) in net asset value	0.05	(0.09)	0.63	3.65	(1.73)	0.01	(0.09)	0.63	3.67	(1.74)
Net Asset Value at end of period	$23.81	$23.76	$23.85	$23.22	$19.57	$23.84	$23.83	$23.92	$23.29	$19.62
Total Return (%)[2]	5.75	18.37	8.50	22.30	6.46	6.06	18.63	8.75	22.62	6.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,934	$86,476	$78,043	$77,891	$67,479	$157,991	$244,443	$208,942	$222,363	$204,962
Ratios of expenses to average net assets (%)	1.18	1.20	1.20	1.20	1.20	0.94	0.95	0.95	0.95	0.98
Ratio of net investment income to average net assets (%)	0.18	0.23	0.22	0.14	(0.01)	0.54	0.47	0.47	0.39	0.33
Portfolio turnover (%)[3]	41	23	40	33	27	41	23	40	33	27

	INVESTORS FUND
	CLASS R6					CLASS I
						Period Ended
	Year Ended October 31,					10/31/20*
	2020	2019	2018	2017	2016	2020
Net Asset Value at beginning of period	$24.06	$24.07	$23.44	$19.74	$21.47	$24.51
Income from Investment Operations:
Net investment loss	0.03 [1]	0.16 [1]	0.15	0.13 [1]	0.11 [1,5]	0.00	[1,4]
Net realized and unrealized gain (loss) on investments	1.45	3.43	1.88	4.26	1.17	(0.67)
Total from investment operations.	1.48	3.59	2.03	4.39	1.28	(0.67)
Less Distributions From:
Net investment income	(0.12)	(0.16)	(0.14)	(0.08)	(0.22)	–
Capital gains	(1.30)	(3.44)	(1.26)	(0.61)	(2.79)	–
Total distributions	(1.42)	(3.60)	(1.40)	(0.69)	(3.01)	–
Net increase (decrease) in net asset value	0.06	(0.01)	0.63	3.70	(1.73)	(0.67)
Net Asset Value at end of period	$24.12	$24.06	$24.07	$23.44	$19.74	$23.84
Total Return (%)[2]	6.21	18.88	8.90	22.87	6.92	(2.73)[6]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$70,490	$8,063	$6,919	$6,898	$6,198	$20,643
Ratios of expenses to average net assets (%)	0.74	0.77	0.77	0.77	0.77	0.82	[7]
Ratio of net investment income to average net assets (%)	0.26	0.65	0.64	0.56	0.57	0.02	[7]
Portfolio turnover (%)[3]	41	23	40	33	27	41	[6]

* Class I shares commenced operations effective September 1, 2020.

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Amounts represent less than $(0.005) per share.

5 Per share net investment income has been calculated using the average shares outstanding during the period.

6 Not annualized.

7 Annualized.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$11.09	$9.77	$9.37	$8.34	$8.59	$8.84	$7.98	$7.78	$7.04	$7.38	$11.71	$10.23	$9.76	$8.64	$8.85
Income from Investment Operations:
Net investment loss	(0.08)[1]	(0.07)[1]	(0.06)	(0.05)[1]	(0.04)[1]	(0.53)[1]	(0.32)[1]	(0.35)	(0.20)[1]	(0.14)[1]	(0.03)[1]	(0.02)[1]	(0.01)	(0.01)[1]	0.00 [1,4]
Net realized and unrealized gain (loss) on investments	(0.32)	2.07	0.81	1.46	0.29	0.15	1.86	0.90	1.32	0.30	(0.36)	2.18	0.83	1.51	0.29
Total from investment operations.	(0.40)	2.00	0.75	1.41	0.25	(0.38)	1.54	0.55	1.12	0.16	(0.39)	2.16	0.82	1.50	0.29
Less Distributions From:
Net Investment Income	–	–	–	–	–	–	–	–	–	–	(0.00)[4]	–	–	–	–
Capital gains	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)
Total distributions	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)
Net increase (decrease) in net asset value	(0.83)	1.32	0.40	1.03	(0.25)	(0.81)	0.86	0.20	0.74	(0.34)	(0.82)	1.48	0.47	1.12	(0.21)
Net Asset Value at end of period	$10.26	$11.09	$9.77	$9.37	$8.34	$8.03	$8.84	$7.98	$7.78	$7.04	$10.89	$11.71	$10.23	$9.76	$8.64
Total Return (%)[2]	(3.81)	22.65	8.15	17.40	3.12	(4.59)	21.91	7.21	16.46	2.38	(3.52)	23.27	8.55	17.85	3.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$58,782	$66,250	$59,519	$59,175	$52,482	$1,191	$1,730	$1,891	$2,550	$2,832	$323,841	$463,768	$351,716	$270,989	$242,308
Ratios of expenses to average net assets (%)	1.40	1.40	1.40	1.40	1.41	2.15	2.15	2.15	2.15	2.16	0.97	0.98	0.98	0.98	1.08
Ratio of net investment income to average net assets (%)	(0.64)	(0.59)	(0.51)	(0.53)	(0.47)	(1.37)	(1.33)	(1.26)	(1.28)	(1.23)	(0.20)	(0.18)	(0.09)	(0.11)	(0.14)
Portfolio turnover (%)[3]	24	25	27	22	27	24	25	27	22	27	24	25	27	22	27

	MID CAP FUND
	CLASS R6					CLASS I
						Period Ended
	Year Ended October 31,					October 31,
	2020	2019	2018	2017	2016	2020 *
Net Asset Value at beginning of period	$11.99	$10.44	$9.94	$8.77	$8.95	$11.21
Income from Investment Operations:
Net investment loss	(0.02)[1]	(0.10)[1]	0.01	0.01 [1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	(0.35)	2.33	0.84	1.54	0.30	(0.30)
Total from investment operations.	(0.37)	2.23	0.85	1.55	0.32	(0.31)
Less Distributions From:
Net Investment Income	(0.00)[4]	–	–	–	–	–
Capital gains	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)	–
Total distributions	(0.43)	(0.68)	(0.35)	(0.38)	(0.50)	–
Net increase (decrease) in net asset value	(0.80)	1.55	0.50	1.17	(0.18)	(0.31)
Net Asset Value at end of period	$11.19	$11.99	$10.44	$9.94	$8.77	$10.90
Total Return (%)[2]	(3.26)	23.49	8.71	18.17	3.81	(2.77)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$91,562	$55,417	$12,886	$11,713	$8,792	$61,805
Ratios of expenses to average net assets (%)	0.77	0.76	0.77	0.77	0.78	0.86 [6]
Ratio of net investment income to average net assets (%)	(0.03)	(0.06)	0.12	0.10	0.16	(0.43)[6]
Portfolio turnover (%)[3].	24	25	27	22	27	24 [5]

* Class I shares commenced operations effective September 1, 2020.

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

4 Amounts represent less than $0.005 per share.

5 Not annualized.

6 Annualized.

See accompanying Notes to Financial Statements.

Madison Funds  |  October 31, 2020

Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS A					CLASS Y*
	Year Ended			Inception to		Year Ended	Period Ended		Period Ended	Year Ended
	October 31,			September 30,		October 31,	October 31,		September 30,	September 30,
	2020	2019		2019[5]		2020	2019[9]		2019	2018[8]	2017[8]	2016[8]
Net Asset Value at beginning of period	$11.14	$10.82		$10.53		$11.19	$10.87		$15.56	$15.03	$14.09	$13.71
Income from Investment Operations:
Net investment loss	(0.02)[1]	(0.01)[1]		(0.01)[1]		0.02 [1]	(0.01)[1]		(0.04)[1]	(0.08)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	0.36	0.33		0.30		0.35	0.33		(1.39)	2.21	1.70	1.60
Total from investment operations	0.34	0.32		0.29		0.37	0.32		(1.43)	2.13	1.61	1.54
Less Distributions From:
Net investment income	–	–		–		(0.01)	–		–	–	–	–
Capital gains	(0.44)	–		–		(0.44)	–		(3.26)	(1.60)	(0.67)	(1.16)
Total distributions	(0.44)	–		–		(0.45)	–		(3.26)	(1.60)	(0.67)	(1.16)
Net increase (decrease) in net asset value	(0.10)	0.32		0.29		(0.08)	0.32		(4.69)	0.53	0.94	0.38
Net Asset Value at end of period	$11.04	$11.14		$10.82		$11.11	$11.19		$10.87	$15.56	$15.03	$14.09
Total Return (%)[2]	3.02	2.96	[6]	2.75	[6]	3.27	2.94	[6]	(8.81)	15.29	11.58	12.17
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,958	$3,457		$3,420		$215,890	$263,527		$274,824	$543,961	$611,730	$653,838
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.51	1.50	[7]	1.50	[7]	1.26	1.25	[7]	1.29	1.21	1.23	1.25
After reimbursement of expenses by Adviser (%)	1.47	1.46	[7]	1.46	[7]	1.22	1.21	[7]	1.29	1.21	1.23	1.25
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.18)	(1.07)[7]		(1.28)[7]		0.08	(0.82)[7]		(0.36)	(0.57)	(0.64)	(0.42)
After reimbursement of expenses by Adviser (%)	(0.14)	(1.03)[7]		(1.24)[7]		0.12	(0.78)[7]		(0.36)	(0.57)	(0.64)	(0.42)
Portfolio turnover (%)[3]	47	3		73		47	3		73	49	53	40

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$13.53	$12.92	$14.00	$12.03	$12.99	$13.14	$12.56	$13.63	$11.73	$12.68	$13.57	$12.96	$14.04	$12.05	$13.00
Income from Investment Operations:
Net investment income (loss)	0.06 [1]	0.18 [1]	0.16	0.10 [1]	0.12 [1]	(0.08 [1]	0.06 [1]	0.03	0.00 [1,4]	0.03 [1]	1.30 [1]	0.62 [1]	2.47	0.34 [1]	0.14 [1]
Net realized and unrealized gain (loss) on investments	(0.89)	0.99	(1.12)	2.01	(0.97)	(0.82)	0.99	(1.07)	1.97	(0.95)	(2.10)	0.58	(3.40)	1.82	(0.95)
Total from investment operations	(0.83)	1.17	(0.96)	2.11	(0.85)	(0.90)	1.05	(1.04)	1.97	(0.92)	(0.80)	1.20	(0.93)	2.16	(0.81)
Less Distributions From:
Net investment income	(0.19)	(0.19)	(0.12)	(0.14)	(0.11)	(0.09)	(0.10)	(0.03)	(0.07)	(0.03)	(0.26)	(0.22)	(0.15)	(0.17)	(0.14)
Capital gains	(0.68)	(0.37)	–	–	–	(0.68)	(0.37)	–	–	–	(0.68)	(0.37)	–	–	–
Total distributions	(0.87)	(0.56)	(0.12)	(0.14)	(0.11)	(0.77)	(0.47)	(0.03)	(0.07)	(0.03)	(0.94)	(0.59)	(0.15)	(0.17)	(0.14)
Net increase (decrease) in net asset value	(1.70)	0.61	(1.08)	1.97	(0.96)	(1.67)	0.58	(1.07)	1.90	(0.95)	(1.74)	0.61	(1.08)	1.99	(0.95)
Net Asset Value at end of period	$11.83	$13.53	$12.92	$14.00	$12.03	$11.47	$13.14	$12.56	$13.63	$11.73	$11.83	$13.57	$12.96	$14.04	$12.05
Total Return (%)[2]	(6.78)	9.85	(6.94)	17.79	(6.60)	(7.49)	9.04	(7.65)	16.89	(7.27)	(6.58)	10.10	(6.72)	18.18	(6.40)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,602	$17,209	$17,679	$20,520	$18,573	$494	$715	$840	$1,195	$1,288	$823	$1,310	$1,434	$10,098	$15,398
Ratios of expenses to average net assets (%)	1.60	1.60	1.60	1.60	1.61	2.36	2.35	2.35	2.35	2.36	1.36	1.35	1.35	1.35	1.36
Ratio of net investment income to average net assets (%)	0.50	1.42	1.14	0.82	1.00	(0.26)	0.65	0.36	0.05	0.21	0.73	1.67	1.12	1.06	1.21
Portfolio turnover (%)[3]	34	37	29	32	34	34	37	29	32	34	34	37	29	32	34

* The Financial Highlights presented herein reflect the adjusted historical operating results of the Broadview Opportunity Fund.

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

4 Amounts represent less than $(0.005) per share.

5 For accounting purposes, the Small Cap Fund Class A is treated as having commenced investment operations on August 31, 2019.

6 Not annualized.

7 Annualized.

8 The financial highlights prior to August 31, 2019 are those of the Broadview Opportunity Fund, the accounting survivor of the reorganization of the Broadview Opportunity Fund into the Small Cap Fund. The net asset values and other per share information of the Broadview Opportunity Fund have been restated by the conversion ratio of 2.469195 for Class Y shares to reflect those of the legal survivor of the reorganization, the Small Cap Fund.

9 Disclosure represents the period October 1, 2019 to October 31, 2020.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2020

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers the following funds (individually, a “fund,” collectively, the “funds”), with the share classes listed:

Fund[1]	Share Class[2]	Fund[1]	Share Class[2]
Conservative Allocation*	Class A	Dividend Income[4]	Class A5
	Class B3		Class Y
	Class C		Class I6
Moderate Allocation*	Class A	Investors	Class A
	Class B3		Class Y
	Class C		Class R6
Aggressive Allocation*	Class A		Class I6
	Class B3	Mid Cap	Class A
	Class C		Class B3
Tax-Free Virginia	Class Y		Class Y
Tax-Free National	Class Y		Class R6
High Quality Bond	Class Y		Class I6
Core Bond[4]	Class A	Small Cap	Class A
	Class B3		Class Y
	Class Y	International Stock	Class A
Diversified Income	Class A		Class B3
	Class B3		Class Y
Class C
Covered Call & Equity Income	Class A
Class B3
Class R6
Class Y

*The Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds are collectively referred to herein as the “Allocation Funds.”

1On May 21, 2020, the Board of Trustees approved the liquidation of the Corporate Bond Fund, which was effective July 30, 2020, and the Government Money Market Fund, which was effective October 29, 2020.

2On May 21, 2020, the Board also approved the closure of the Class R6 shares of the Core Bond Fund and the conversion of such shares to Class Y shares, which was effective May 28, 2020, and the closure of Class B shares of the Large Cap Value Fund and the conversion of such shares to Class A shares, which was effective August 20, 2020.

3As of February 1, 2017, Class B shares of the funds may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments. Shareholders with investments in Class B shares of the funds may continue to hold such shares until they convert to Class A shares.

4See Note 13 for a discussion of the Funds’ reorganization during the fiscal year.

5The Dividend Income Fund launched Class A shares on May 29, 2020, and such Class commenced operations effective June 1, 2020.

6The Dividend Income, Investors, and Mid Cap Funds launched Class I shares on August 31, 2020, and such Class commenced operations effective September 1, 2020.

Each Class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each Class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses; is subject to its own sales charge, if any; and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that Class or other Class-specific matters.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into a subadvisory agreement with Lazard Asset Management LLC (“Subadviser”), for the management of the investments of the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee ( the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Recently Issued Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. For the year ended October 31, 2020, the funds have chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2020, the funds have chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2020, none of the funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The funds’ books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund, except the Tax-Free Virginia and Tax-Free National Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The Covered Call & Equity Fund had net realized losses of $368, and The International Stock Fund had net realized gains of $3,697 related to foreign currency transactions.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Tax-Free Virginia and Tax-Free National Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended October 31, 2020, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Based upon the determination of the Board of Trustees, at October 31, 2020, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2020, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended October 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2020, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2020, in valuing the funds’ investments carried at fair value (please see the Portfolio of Investments for each fund for a listing of all securities within each category):

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/20
Conservative Allocation
Investment Companies	$64,819,669	$–	$–	$64,819,669
Short-Term Investments	3,969,686	–	–	3,969,686
	68,789,355	–	–	68,789,355
Moderate Allocation
Investment Companies	119,193,429	–	–	119,193,429
Short-Term Investments	11,461,186	–	–	11,461,186
	130,654,615	–	–	130,654,615
Aggressive Allocation
Investment Companies	56,016,908	–	–	56,016,908
Short-Term Investments	8,238,423	–	–	8,238,423
	64,255,331	–	–	64,255,331
Tax-Free Virginia
Municipal Bonds	–	20,894,819	–	20,894,819

Tax-Free National
Municipal Bonds	–	22,736,075	–	22,736,075

High Quality Bond
Corporate Notes and Bonds	–	65,933,551	–	65,933,551
U.S. Government and Agency
Obligations	–	114,854,597	–	114,854,597
Short-Term Investments	3,492,749	–	–	3,492,749
	3,492,749	180,788,148	–	184,280,897
Core Bond
Asset Backed Securities	–	11,330,062	–	11,330,062
Collateralized Mortgage Obligations	–	6,198,285	–	6,198,285
Commercial Mortgage-Backed Securities	–	6,237,024	–	6,237,024
Corporate Notes and Bonds	–	62,973,891	–	62,973,891
Foreign Corporate Bonds	–	255,553	–	255,553
Mortgage Backed Securities	–	24,248,701	–	24,248,701
U.S. Government and Agency Obligations	–	30,765,967	–	30,765,967
Short-Term Investments	8,446,803	–	–	8,446,803
	8,446,803	142,009,483	–	150,456,286
Diversified Income
Common Stocks	108,450,606	–	–	108,450,606
Asset Backed Securities	–	2,878,650	–	2,878,650
Collateralized Mortgage Obligations	–	1,825,004	–	1,825,004
Commercial Mortgage-Backed Securities	–	2,365,415	–	2,365,415
Corporate Notes and Bonds	–	21,439,190	–	21,439,190
Long Term Municipal Bonds	–	1,136,626	–	1,136,626
Mortgage Backed Securities	–	9,047,811	–	9,047,811
U.S. Government and Agency Obligations	–	9,293,893	–	9,293,893
Short-Term Investments	1,260,321	–	–	1,260,321
	109,710,927	47,986,589	–	157,697,516
Covered Call & Equity Income
Assets:
Common Stocks	59,986,776	–	–	59,986,776
Exchange Traded Funds	2,249,400	–	–	2,249,400
Short-Term Investments	21,979,305	–	–	21,979,305
	84,215,481	–	–	84,215,481
Liabilities:
Call Options Written	(1,371,853)	–	–	(1,371,853)

Dividend Income
Common Stocks	269,972,223	–	–	269,972,223
Short-Term Investments	3,953,476	–	–	3,953,476
	273,925,699	–	–	273,925,699
Investors
Common Stocks	317,198,959	–	–	317,198,959
Short-Term Investments	20,631,166	–	–	20,631,166
	337,830,125	–	–	337,830,125
Mid Cap
Common Stocks	479,835,421	–	–	479,835,421
Short-Term Investments	57,088,558	–	–	57,088,558
	536,923,979	–	–	536,923,979
Small Cap
Common Stocks	197,990,244	–	–	197,990,244
Short-Term Investments	20,786,504	–	–	20,786,504
	218,776,748	–	–	218,776,748
International Stock
Common Stocks
Australia	–	191,614	–	191,614
Canada	–	528,974	–	528,974
China	181,163	398,514	–	579,677
Denmark	–	529,941	–	529,941
Finland	–	385,909	–	385,909
France	–	2,388,973	–	2,388,973
Germany	–	1,219,609	–	1,219,609
Hong Kong	–	171,663	–	171,663
Ireland	636,665	–	–	636,665
Israel	–	155,413	–	155,413
Italy	–	341,687	–	341,687
Japan	–	2,785,307	–	2,785,307
Luxembourg	–	130,733	–	130,733
Mexico	–	92,014	–	92,014
Netherlands	–	690,656	–	690,656
Norway	–	365,098	–	365,098
Portugal	–	221,797	–	221,797
Singapore	–	158,486	–	158,486
South Korea	–	255,947	–	255,947
Spain	–	149,600	–	149,600
Sweden	–	313,358	–	313,358
Switzerland	–	918,237	–	918,237
United Kingdom	296,808	1,838,177	–	2,134,985
Preferred Stocks	–	256,707	–	256,707
Short-Term Investments	223,106	–	–	223,106
	1,337,742	14,488,414	–	15,826,156

1 See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying Funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying Fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

The following table presents the types of derivatives in the fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2020.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives
Fund	Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Covered Call & Equity Income	Equity	Options purchased*	–	Options written	$1,371,853

*Included in Investments in unaffiliated securities on Statements of Assets & Liabilities.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2020.

	Underlying	Statements of	Realized Gain (Loss)	Change in Unrealized Appreciation
Fund	Risk	Operations	on Derivatives:	(Depreciation) on Derivatives
Core Bond	Equity	Option Purchased	$(8,870)	$–
	Equity	Option Written	6,130	–
Total			$(2,740)	$–
Covered Call &	Equity	Option Purchased	$11,079,548	$–
Equity Income	Equity	Option Written	(8,667,890)	(299,281)
Total			$2,411,658	$(299,281)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2020.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	3	3
Covered Call & Equity Income	234	12,543

(1) Number of Contracts

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended October 31, 2020.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows as of October 31, 2020:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.20%	Diversified Income[2]	0.65%
Moderate Allocation	0.20%	Covered Call & Equity Income	0.85%
Aggressive Allocation	0.20%	Dividend Income[2,3]	0.70%
Tax-Free Virginia	0.50%	Investors[2,3]	0.70%
Tax-Free National	0.40%	Mid Cap[2]	0.75%
High Quality Bond1	0.30%	Small Cap[2]	1.00%
Core Bond[2]	0.50%	International Stock[2]	1.05%

1 Effective August 7, 2020, Madison agreed to voluntarily waive 0.10% of its 0.30% management fee until at least February 27, 2021. The voluntary fee waiver may be amended or discontinued at any time without prior notice. Any fees waived will not be subject to later recoupment by Madison.

2 The fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

3 Effective June 1, 2020, the fund’s management fee was reduced from 0.75% to 0.70%.

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its management fees and/or reimburse each fund’s operating expenses to ensure that each fund’s operating expenses do not exceed the expense limitation listed below. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. Voluntary waivers may be amended or discontinued at any time without prior notice, as noted above. During the year ended October 31, 2020, the Investment Adviser agreed to waive management fees for the following funds:

Fund	Arrangement	Management Fee Waiver	Amount Waived
High Quality Bond	Voluntary (until at least
	February 27, 2021)	0.10%	$43,230
Dividend Income	Contractual (ended May
	31, 2020)	0.10%	121,658

The amounts waived for the year ended October 31, 2020, are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup waived fees.

Administrative Services Agreement. In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from each fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, the Investment Adviser provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee.

Expenses that are not included under this fee agreement are: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, (iii) acquired fund fees, if any, and (iv) any extraordinary or non-recurring expenses (such as fees and expenses relating to any temporary line of credit the funds maintain for emergency or extraordinary purposes). These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as noted below.

For the period November 1, 2019 to August 6, 2020, Independent Trustee compensation, including Lead Independent Trustee compensation, was paid out of the administrative services fee on behalf of the funds. Effective August 7, 2020, the Board of Trustees approved the Independent Trustees fees to be a direct expense of the funds. Therefore, Independent Trustee compensation is included in the line item “Trustee Fees” in the accompanying the Statements of Operations for fees paid by the funds for the period August 7, 2020 through October 31, 2020.

During the year ended October 31, 2020, the funds and their respective share classes were charged the following fees under the Administrative Services Agreement:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	N/A1	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	0.20%[4]	N/A	N/A	0.20%[2]	N/A	0.10%[5]
Investors	0.20%	N/A	N/A	0.20%	0.02%	0.10%[5]
Mid Cap	0.40%	0.40%	N/A	0.20%[3]	0.02%	0.10%[5]
Small Cap	0.25%	N/A	N/A	0.25%	N/A	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A

1 Effective May 28, 2020, Class R6 was closed and such shares were converted to Class Y shares.

2 Effective June 1, 2020, the administrative services fee for Class Y shares was reduced from 0.35% annually to 0.20% annually, and the fee waiver arrangement that had previously been in effect was terminated.

3 Effective June 1, 2020, the administrative services fee for Class Y shares was reduced from 0.23% annually to 0.20% annually.

4 The Dividend Income Fund launched Class A shares on May 29, 2020 and such class commenced operations effective June 1, 2020.

5 The Dividend Income Fund, Investors Fund and Mid Cap Fund launched Class I shares on August 31, 2020 and such class commenced operations effective September 1, 2020.

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of it’s the administrative services fees and/or reimburse each fund’s operating expenses to ensure that each fund’s operating expenses do not exceed the expense limitation listed below. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. Voluntary waivers may be amended or discontinued at any time without prior notice, as noted above. During the year ended October 31, 2020, the Investment Adviser agreed to waive management fees for the following funds:

		Administrative Services
Fund	Arrangement	Fee Waiver	Amount Waived
Dividend Income	Contractual (ended May 31, 2020)	0.05%	$60,829
Small Cap	Contractual (until at least August 31, 2021)	0.04%	89,704

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act. These plans permit the applicable share classes to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

Shareholder Service Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

						Total Shareholder Servicing and
	Shareholder Servicing Fee			Distribution Fee		Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year ended October 31, 2020, no fees were waived. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2020, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$97,844	$1,263	$659	$12,637	$1,263	$659
Moderate Allocation	120,697	6,943	385	14,661	6,943	385
Aggressive Allocation	70,701	3,376	2,057	8,145	3,376	2,057
Core Bond	19,451	748	N/A	2,736	748	N/A
Diversified Income	173,282	2,851	49	23,759	2,851	49
Covered Call & Equity Income	4,820	N/A	248	540	N/A	248
Dividend Income[1]	1,887	N/A	N/A	224	N/A	N/A
Investors	210,695	N/A	N/A	28,602	N/A	N/A
Mid Cap	44,847	770	N/A	5,359	770	N/A
Small Cap	3,696	N/A	N/A	431	N/A	N/A
International Stock	10,378	611	N/A	1,270	611	N/A

1Dividend Income Class A reflects the period June 1, 2020 to October 31, 2020.

Other Expenses: In addition to the fees described above, the funds are responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of Independent Trustees.

Officers and Trustees: Certain officers and trustees of the funds are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated from the Funds effective August 7, 2020.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, Tax-Free Virginia, Tax-Free National, Core Bond, and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Investors, Mid Cap, Small Cap and International Stock Funds declare and reinvest dividends, if any, annually. The funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2020, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$46,805,822	$48,389,995
Moderate Allocation	–	–	104,670,795	113,660,153
Aggressive Allocation	–	–	57,213,884	58,295,276
Tax-Free Virginia	–	–	1,458,140	2,575,970
Tax-Free National	–	–	2,906,262	3,604,408
High Quality Bond	83,379,919	19,145,809	37,658,337	8,806,730
Core Bond	23,849,985	46,787,377	52,316,077	35,509,544
Diversified Income	5,991,525	11,589,368	42,054,748	36,613,607
Covered Call & Equity Income	–	–	93,907,611	143,067,896
Dividend Income	–	–	86,642,800	72,645,557
Investors	–	–	124,669,004	142,496,518
Mid Cap	–	–	120,984,588	154,398,278
Small Cap	–	–	98,276,640	153,524,132
International Stock	–	–	5,746,365	7,566,498

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 2 for information on derivatives.

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. At the year end October 31, 2020, none of the funds held futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund and Covered Call & Equity Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

At the year end October 31, 2020, none of the funds held options of futures contracts.

8. FOREIGN SECURITIES

Each fund, other than the Tax-Free Virginia and Tax-Free National Funds may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the funds have reclaims receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Board of Trustees has authorized the Funds to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of October 31, 2020, the aggregate fair value of securities on loan for the Madison fund family was $15,225,888. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

	Market Value	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$3,217,646	$–	$3,310,924
Moderate Allocation	6,496,371	–	6,684,697
Aggressive Allocation	2,672,240	744,975	2,008,223
Diversified Income	49,690	50,838	–
Covered Call & Equity Income	733,391	635,413	172,222
Small Cap	2,056,550	–	2,317,611

*Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned. Cash Collateral is maintained in a Government Money Market account and Non-Cash Collateral is in U.S. Government Securities.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2020. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2017-2020.

The tax character of distributions paid during the years ended October 31, 2020 and 2019 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2020	2019	2020	2019
Conservative Allocation	$980,997	$816,149	$1,314,522	$1,846,126
Moderate Allocation	1,762,698	1,779,112	3,314,239	8,855,369
Aggressive Allocation	752,210	661,934	2,527,414	4,977,290
High Quality Bond	1,687,806	1,708,613	–	–
Core Bond	3,012,505	4,289,911	–	–
Diversified Income	2,561,840	2,872,876	8,058,859	12,056,811
Covered Call & Equity Income	7,062,075	12,181,405	–	–
Dividend Income	3,828,226	2,676,689	5,363,786	11,361,969
Investors	1,479,715	1,676,076	16,831,180	40,976,911
Mid Cap	17,207	2,503,740	21,674,356	26,595,610
Small Cap	194,223	672,266	9,953,599	10,045,062
International Stock	269,008	287,826	947,499	565,428

	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2020	2019	2020	2019	2020	2019
Tax-Free Virginia	$365,497	$427,160	$–	$–	$–	$–
Tax-Free National	448,384	523,821	6,609	–	67,696	127,563

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain
Conservative Allocation	$550,786	$–	$2,959,940
Moderate Allocation	1,581,227	–	9,116,761
Aggressive Allocation	100,806	–	4,952,688
Tax-Free Virginia	–	3,173	12,727
Tax-Free National	–	6,667	–
High Quality Bond	202,717	–	445,318
Core Bond	852,918	–	2,395,104
Diversified Income	41,379	–	1,993,134
Covered Call & Equity Income	1,514,203	–	–
Dividend Income	468,137	–	–
Investors	1,540,860	–	32,274,702
Mid Cap	–	–	21,082,398
Small Cap	–	–	16,777,406
International Stock	80,391	–	689,311

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2020, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Tax-Free National	$–	$23,679
Core Bond	348,969	1,794,440
Dividend Income	4,377,763	–

For Core Bond Fund and Dividend Income Fund, the inherited losses from mergers are subject to an annual limitation.

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect.

Amount deferred is as follows:

Fund	Amount Deferred
Small Cap	$413,998

For the year-ended October 31, 2020, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Tax-Free Virginia	$20,060
High Quality Bond	208,447

At October 31, 2020, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$3,700,313	$340,505	$3,359,808
Moderate Allocation	8,878,258	841,102	8,037,156
Aggressive Allocation	4,507,487	540,936	3,966,551
Tax-Free Virginia	1,386,862	13,014	1,373,848
Tax-Free National	1,614,299	834	1,613,465
High Quality Bond	4,065,309	78,773	3,986,536
Core Bond	7,097,717	1,167,730	5,929,987
Diversified Income	31,090,479	809,462	30,281,017
Covered Call & Equity Income	171,391	31,151,184	30,979,793
Dividend Income	35,283,859	2,755,479	32,528,380
Investors	87,367,627	3,265,806	84,101,821
Mid Cap	165,429,286	7,110,270	158,319,016
Small Cap	44,673,665	5,571,641	39,102,024
International Stock	2,809,741	966,073	1,843,668

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities(TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2020, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$1	$250,470	$(250,471)
Moderate Allocation	–	46,177	(46,177)
Aggressive Allocation	–	18,956	(18,956)

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Tax-Free Virginia	$–	$–	$–
Tax-Free National	–	(1)	1
High Quality Bond	–	–	–
Core Bond	2,164,307	294,194	(2,458,501)
Diversified Income	–	110,550	(110,550)
Covered Call & Equity Income	(1)	3,770,236	(3,770,235)
Dividend Income	2,379,512	–	(2,379,512)
Investors Fund	–	70	(70)
Mid Cap	(2,636,090)	2,636,089	1
Small Cap	–	(60,825)	60,825
International Stock	1	(3,697)	3,696

11. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The funds do monitor this risk closely.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen

Madison Funds | Notes to the Financial Statements - continued | October 31, 2020

events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Issuers”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2020 follows:

Fund/Underlying Fund	Beginning value as of 10/31/2019	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/2020	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	$11,646,850	$4,400,000	$(697,864)	$5,524	$412,992	$15,767,502	1,472,222	$287,473	$20,441
Madison Corporate Bond Fund Class Y	4,177,416	–	(3,889,438)	6,970	(294,948)	–	–	79,994	582,578
Madison Dividend Income Fund Class Y	5,636,611	4,725,616	(6,015,906)	805,582	(1,171,914)	3,979,989	152,257	80,692	140,009
Madison Investors Fund Class Y	5,662,225	5,987,733	(6,752,847)	(118,556)	(86,635)	4,691,920	194,524	27,680	309,371
Madison Mid Cap Fund Class Y	788,837	2,399,439	(2,202,669)	(149,896)	(106,431)	729,280	65,172	26	29,125
Totals	$27,911,939	$17,512,788	$(19,558,724)	$549,624	$(1,246,936)	$25,168,691		$475,865	$1,081,524
Moderate Allocation Fund
Madison Core Bond Fund Class Y	$15,783,068	$1,750,000	$(2,052,705)	$16,947	$577,917	$16,075,227	1,500,955	$340,646	$25,635
Madison Dividend Income Fund Class Y	18,105,009	13,611,962	(19,081,945)	2,857,316	(4,008,521)	11,483,821	439,319	255,937	449,715
Madison Investors Fund Class Y	18,358,269	17,318,394	(20,492,222)	1,919,345	(2,311,268)	14,792,518	613,288	89,744	1,003,053
Madison Mid Cap Fund Class Y	5,367,940	8,150,490	(10,452,159)	199,589	(1,062,667)	2,203,193	196,889	181	198,195
Totals	$57,614,286	$40,830,846	$(52,079,031)	$4,993,197	$(6,804,539)	$44,554,759		$686,508	$1,676,598
Aggressive Allocation Fund
Madison Core Bond Fund Class Y	4,320,220	$–	$(912,836)	$15,436	$141,836	$3,564,656	332,834	88,805	$7,926
Madison Dividend Income Fund Class Y	9,853,465	8,510,100	(10,687,058)	1,469,203	(2,142,456)	7,003,254	267,913	144,316	244,753
Madison Investors Fund Class Y	9,856,982	9,466,368	(10,956,729)	1,003,848	(1,397,391)	7,973,078	330,559	48,186	538,562
Madison Mid Cap Fund Class Y	3,896,159	3,589,057	(5,089,079)	221,258	(660,892)	1,956,503	174,844	130	143,854
Totals	$27,926,826	$21,565,525	$(27,645,702)	$2,709,745	$(4,058,903)	$20,497,491		$281,437	$935,095

1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

13. FUND REORGANIZATION

After approval by shareholders at its individual Special Meetings held on September 2, 2020, the Core Bond Fund (the “Acquiring Fund”) acquired all of the assets, subject to liabilities, of the High Income Fund (the “Acquired Fund”) and the Dividend Income Fund (the “Acquiring Fund”) acquired all of the assets, subject to liabilities, of the Large Cap Value Fund (the “Acquired Fund”) through a tax-free reorganization (the “Reorganization”), following the close of business on September 11, 2020.

Core Bond Fund

The net assets of the High Income Fund were reorganized into the Core Bond Fund on September 11, 2020. The Core Bond Fund was the legal and accounting survivor of the business combination, and therefore, its historical performance was retained. Under the plan of reorganization, the shares were exchanged as follows:

Exchanged from:	Shares	Exchanges for:	Shares	Per Share Conversion Ratio
High Income Class A	2,768,544	Core Bond Class A	1,444,072	0.5216
High Income Class B	57,654	Core Bond Class B	31,047	0.5385
High Income Class Y	142,259	Core Bond Class Y	72,851	0.5121

The reorganization was accomplished by a tax free exchange as detailed below:

	Before Merger
	High Income			Core Bond
	Class A	Class B	Class Y	Class A	Class B	Class Y
Net Assets ($)	15,724,357	338,012	788,452	30,553,401	792,253	102,787,142
Shares Outstanding	2,768,544	57,654	142,259	2,806,148	72,771	9,497,886
NAV per share	5.68	5.86	5.54	10.89	10.89	10.82

	After Merger
	Core Bond
	Class A	Class B	Class Y
Net Assets ($)	46,277,758	1,130,265	103,575,594
Shares
Outstanding	4,250,221	103,817	9,570,738
NAV per share	10.89	10.89	10.82

Assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2020 are as follows:

Net investment income (loss)	$3,196,773
Net realized and unrealized gain (loss)	4,922,871
Net increase (decrease) in net assets resulting from operations	$8,119,644

Dividend Income Fund

The assets of the Large Cap Value Fund were reorganized into the Dividend Income Fund on September 11, 2020. The Dividend Income Fund was the legal and accounting survivor of the business combination, and therefore, its historical performance was retained. Under the plan of reorganization, the shares were exchanged as follows:

Exchanged from:	Shares	Exchanges for:	Shares	Per Share Conversion Ratio
Large Cap Value Class A	4,542,368	Dividend Income Class A	1,986,831	0.4374
Large Cap Value Class Y	135,040	Dividend Income Class	58,769	0.4352

The reorganization was accomplished by a tax free exchange as detailed below:

	Before Merger				After Merger
	Large Cap Value		Dividend Income		Dividend Income
	Class A	Class Y	Class A	Class Y	Class A	Class Y
Net Assets ($)	53,099,374	1,571,749	22,536	166,841,846	53,121,910	168,413,595
Shares Outstanding	4,542,368	135,040	843	6,237,740	1,987,675	6,296,510
NAV per share	11.69	11.64	26.73	26.75	26.73	26.75

Assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2020 are as follows:

Net investment income (loss)	$4,541,468
Net realized and unrealized gain (loss)	(12,006,664)
Net increase (decrease) in net assets resulting from operations	$(7,465,196)

Madison Funds | Notes to the Financial Statements - concluded | October 31, 2020

14. IMPACTS OF COVID-19

The recent global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the funds’ investments depends on future developments, including the duration and spread of the outbreak and the creation, distribution and efficacy of a vaccine. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the fund’s investments.

15. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue. Effective February 28, 2021, Madison will take over management of the International Stock Fund from Lazard Asset Management, LLC, the current Subadviser of the Fund. Other than this event, no other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Funds | October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Mid Cap Fund, and Madison International Stock Fund, including the portfolios of investments as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes, except for Madison Small Cap Fund, which we have audited the statement of assets and liabilities, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended, the period from October 1, 2019 through October 31, 2019, and the year ended September 2019; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting the Madison Funds, except Madison Small Cap Fund, as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Madison Small Cap Fund as of October 31, 2020, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year then ended, the period ended October 31, 2019 and for the year ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the three years in the period ended September 30, 2018, for Madison Small Cap Fund, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization that took place as of August 30, 2019, were audited by other auditors whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights. We have audited the adjustments to the financial highlights for each of the years in the period ended September 30, 2018, to retrospectively adjust the financial highlights to give effect to the reorganization. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or reperform any procedures to the financial statements and financial highlights for periods prior to October 1, 2018 other than with respect to the retrospective adjustments described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Small Cap Fund for periods prior to October 1, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

December 22, 2020

We have served as the auditor of one or more Madison Funds investment companies since 2009.

Madison Funds | October 31, 2020

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Funds (the “Trust”) held on August 8, 2020 (held in accordance with the SEC staff’s exemptive relief for certain in person meeting requirements), the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreement between the Adviser and Lazard Asset Management LLC (“Lazard” or “Sub-Adviser”) with respect to the Madison International Stock Fund.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (together, the “Agreements”), the Adviser and Sub-Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Sub-Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and Lazard, and representatives of the Adviser and Lazard, respectively, discussed with the Independent Trustees each of those additional inquiries at the August 2020 meeting.

In approving the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Sub-Adviser, as applicable; (2)the investment performance of each fund; (3)the costs of the services to be provided and the profits to be realized by the Adviser, the Sub-Adviser and their respective affiliates, as applicable ; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services provided by the Adviser and Sub-Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and, as applicable, Sub-Adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. The Board recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and Sub-Adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates, as well as the Sub-Adviser, due to the Adviser’s long history of providing advisory services to the Funds, as well as the Sub-Adviser’s long history of providing sub-advisory services to the International Stock Fund.

The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian, as well as the various administrative services provided directly by the Adviser.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Sub-Adviser, as applicable) was satisfactory.

With regard to the investment performance of the funds, the Board reviewed each fund’s current performance information, as provided in the written Board materials. The Board discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the funds, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. The Trustees discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Trustees also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market and economic environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons, which with respect to peer groups, followed the same methodology this year as the prior year. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser, Sub-Adviser and their respective affiliates, as applicable, from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology this year as last year in terms of peer group selection.

The Board noted that the Adviser or its affiliates, and, as applicable, the Sub-Adviser, provided investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser (and Sub-Adviser) to such funds and clients for purposes of determining whether the given management fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Sub-Adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The

Madison Funds | Other Information (unaudited) - continued | October 31, 2020

Trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Sub-Adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Sub-Adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Sub-Adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees also considered the following fee reductions, approved in May 2020 and effective in June 2020:

The Dividend Income Fund (1) permanently reduced its management fee from 0.75% to 0.70% and added a breakpoint fee schedule to its management fee, which requires the fee to decrease by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion, and (2) reduced its administrative services fee for the Class Y shares from 0.35% to 0.20%. In conjunction with the fee reductions and the addition of the management fee breakpoints on assets, the Board terminated the contractual agreement between the Adviser and the fund whereby the Adviser contractually agreed to waive 0.10% of its management fee (from 0.75% to 0.65%) and 0.05% of its administrative services fee (from 0.35% to 0.30%).

The Investors Fund permanently reduced its management fee from 0.75% to 0.70%, therefore, the total annual fund operating expenses for all share classes of the Investors Fund were reduced by 0.05%.

The Mid Cap Fund reduced its administrative services fee for the Class Y shares from 0.23% to 0.20%, therefore, the total annual fund operating expenses for the Class Y shares were reduced from 0.98% to 0.95%.

The Trustees also considered that, effective August 7, 2020, the Adviser agreed to voluntarily waive 0.10% of its 0.30% management fee for the High Quality Bond Fund until at least February 27, 2021. The Board noted that this voluntary fee waiver could be amended or discontinued at any time without prior notice, and that such waived management fees were not subject to later recoupment by the Adviser.

With regard to the administrative services provided by the Adviser under a separate administrative services agreement (“Administrative Services Agreement”) with each fund, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each fund and that such compensation does not always cover all costs incurred by the Adviser because the Administrative Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Administrative Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules. The Trustees also noted that effective as of the date of the meeting (August 8, 2020), the Administrative Services Agreement were amended to reflect that Independent Trustee compensation, including Lead Independent Trustee compensation, will no longer by paid by the Adviser from the services fees it receives pursuant to the Administrative Services Agreement and will therefore be directly paid by the funds. As part of its review of this change, the Board was provided with detailed information regarding the effect of such change on each fund’s expense ratio and the Adviser’s profitability.

In addition, the Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $18.2 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser and its affiliates with respect to the Investment Advisory and Administrative Services Agreements were reasonable considering the services provided. In considering the costs for services provided by, and profitability to, the Sub-Adviser, with respect to the Sub-Advisory Agreement relative to the International Stock Fund, the Board noted that the sub-advisory fees payable under the Sub-Advisory Agreement are paid by the Adviser out of the fees that it receives under the Investment Advisory Agreement and were negotiated by the Adviser at arm’s length. Consequently, the costs for services by, and profitability to, the Sub-Adviser with respect to its relationship with the International Stock Fund was not a substantial factor in the Board’s deliberations.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Administrative Services Agreements. In addition, the Trustees recognized the fee changes that went into effect in June 2020, discussed above, and also that the Adviser was currently waiving certain fees under the Investment Advisory Agreement and/or Administrative Services Agreement with regard to the Government Money Market Fund. Further, the Trustees noted that the Adviser agreed to reduce its services fee for the Small Cap Fund until at least August 31, 2021. Because the Adviser pays the Sub-Adviser’s sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale with respect to a Sub-Adviser’s management of the International Stock Fund to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the management fee schedules. Based on its review, the Board concluded that the current management fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Madison Funds | Other Information (unaudited) - continued | October 31, 2020

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and Sub-Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the U.S. Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Sub-Adviser and representatives of the Adviser and Sub-Adviser provided satisfactory responses thereto.

In considering the renewal of the funds’ Investment Advisory and Sub-Advisory Agreements, as well as the Administrative Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding the Investment Advisory Agreement (and, as applicable, the Sub-Advisory and Administrative Services Agreements), among others: (a) the Adviser (and Sub-Adviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory, Sub-Advisory and Administrative Services Agreements, as applicable; (b) the Adviser (and Sub-Adviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s management (and, as applicable, sub-advisory and services) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Sub-Adviser) and other factors considered; and (e) the Adviser’s (and Sub-Adviser, as applicable) investment strategies are appropriate for pursuing the investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders, and that with respect to the International Stock Fund, the continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Administrative Services Agreement was in the best interests of each respective fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the funds, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2020. Expenses paid during the period in the tables below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A					CLASS B
	Beginning	Ending	Annual	Expenses Paid	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio	During Period	Account Value	Expense Ratio	During Period
Conservative Allocation*	$1,000	$1,047.80	0.70%	$3.65	$1,043.80	1.45%	$7.50
Moderate Allocation*	1,000	1,070.50	0.70%	3.70	1,066.60	1.45%	7.58
Aggressive Allocation*	1,000	1,089.50	0.70%	3.73	1,085.60	1.45%	7.65
Core Bond	1,000	1,026.60	0.90%	4.64	1,021.80	1.66%	8.44
Diversified Income	1,000	1,065.10	1.10%	5.76	1,061.40	1.85%	9.64
Covered Call & Equity Income	1,000	1,045.30	1.20%	5.13	N/A	N/A	N/A
Dividend Income	1,000	1,116.40	1.25%	6.70	N/A	N/A	N/A
Investors	1,000	1,154.10	1.18%	6.34	1,000.00	N/A	N/A
Mid Cap	1,000	1,127.50	1.40%	7.49	1,123.10	2.15%	11.53
Small Cap	1,000	1,205.20	1.47%	8.15	1,000.00	N/A	N/A
International Stock	1,000	1,104.60	1.60%	8.52	1,100.80	2.36%	12.46

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,043.80	1.46%	$7.50
Moderate Allocation	1,000	1,066.50	1.46%	7.58
Aggressive Allocation	1,000	1,085.60	1.46%	7.65
Diversified Income	1,000	1,062.10	1.85%	9.59
Covered Call & Equity Income	1,000	1,111.90	2.01%	10.67

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,032.20	0.86%	$4.39
Tax-Free National	1,000	1,034.20	0.76%	3.89
High Quality Bond	1,000	1,007.30	0.45%	2.27
Core Bond	1,000	1,027.10	0.66%	3.36
Covered Call & Equity Income	1,000	1,116.90	1.01%	5.37
Dividend Income	1,000	1,087.10	0.90%	4.72
Investors	1,000	1,155.60	0.92%	4.98
Mid Cap	1,000	1,128.50	0.96%	5.14
Small Cap	1,000	1,205.00	1.22%	6.76
International Stock	1,000	1,105.60	1.36%	7.20

Madison Funds | Other Information (unaudited) - continued | October 31, 2020

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Covered Call & Equity Income	$1,000	$1,118.10	0.88%	$4.69
Investors	1,000	1,156.30	0.74%	4.01
Mid Cap	1,000	1,130.30	0.78%	4.18

	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Dividend Income***	$1,000	$964.70	0.83%	$1.96
Investors***	1,000	972.70	0.83%	1.94
Mid Cap***	1,000	972.30	0.88%	2.66

*The annual expense ratio does not include the expenses of the underlying funds.

**Commenced investment operations on June 1, 2020. Expenses represent the 153 day year ending October 31, 2020.

***Commenced investment operations on September 1, 2020. Expenses represent the 61 day year ending October 31, 2020.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
	Beginning	Ending	Annual	Expenses Paid	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio	During Period	Account Value	Expense Ratio	During Period
Conservative Allocation*	$1,000	$1,021.57	0.70%	$3.61	$1,017.80	1.45%	$7.41
Moderate Allocation*	1,000	1,021.57	0.70%	3.61	1,017.80	1.45%	7.41
Aggressive Allocation*	1,000	1,021.57	0.70%	3.61	1,017.80	1.45%	7.41
Core Bond	1,000	1,020.56	0.90%	4.62	1,016.79	1.66%	8.42
Diversified Income	1,000	1,019.56	1.10%	5.63	1,015.79	1.85%	9.42
Dividend Income**	1,000	1,015.89	1.20%	5.06	N/A	N/A	N/A
Covered Call & Equity Income	1,000	1,018.80	1.25%	6.39	N/A	N/A	N/A
Investors	1,000	1,019.25	1.18%	5.94	1,000.00	N/A	N/A
Mid Cap	1,000	1,018.10	1.40%	7.10	1,014.28	2.15%	10.94
Small Cap	1,000	1,017.75	1.47%	7.46	1,000.00	N/A	N/A
International Stock	1,000	1,017.04	1.60%	8.16	1,013.27	2.36%	11.94

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,017.80	1.46%	$7.41
Moderate Allocation	1,000	1,017.80	1.46%	7.41
Aggressive Allocation	1,000	1,017.80	1.46%	7.41
Diversified Income	1,000	1,015.84	1.85%	9.37
Covered Call & Equity Income	1,000	1,015.03	2.01%	10.18
	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.81	0.86%	$4.37
Tax-Free National	1,000	1,021.32	0.76%	3.86
High Quality Bond	1,000	1,022.87	0.45%	2.29
Core Bond	1,000	1,021.82	0.66%	3.35
Covered Call & Equity Income	1,000	1,020.06	1.01%	5.13
Dividend Income	1,000	1,020.61	0.90%	4.57
Investors	1,000	1,020.51	0.92%	4.67
Mid Cap	1,000	1,020.31	0.96%	4.88
Small Cap	1,000	1,019.00	1.22%	6.19
International Stock	1,000	1,018.30	1.36%	6.90

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Covered Call & Equity Income	$1,000	$1,020.71	0.88%	$4.47
Investors	1,000	1,021.42	0.74%	3.76
Mid Cap	1,000	1,021.22	0.78%	3.96

	CLASS i
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Dividend Income***	$1,000	$1,019.10	1.20%	$6.09
Investors***	1,000	1,019.20	1.17%	5.99
Mid Cap***	1,000	1,016.99	1.40%	8.21

*The annual expense ratio does not include the expenses of the underlying funds.

**Commenced investment operations on June 1, 2020. Expenses represent the 153 day year ending October 31, 2020.

***Commenced investment operations on September 1, 2020. Expenses represent the 61 day year ending October 31, 2020.

Madison Funds | Other Information (unaudited) - continued | October 31, 2020

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Madison Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust (individually, a “fund” and collectively, the “funds”) and to protect fund shareholders from dilution of their interests. The Board of Trustees of the Trust (the “Board”) has appointed the funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On May 21, 2020, the Board reviewed the Program Administrator’s annual written report for the period of the first quarter of 2019 through the fourth quarter of 2019 (the “Report”). The Report provided an assessment of each fund’s liquidity risk: the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses State Street Bank and Trust Company, a third-party vendor, to provide portfolio investment classification services, and the Report noted that each fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each fund’s portfolio is expected to primarily hold highly liquid investments and each fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each fund and to adopt policies and procedures for responding to a HLIM shortfall. None of the funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s initial approval of the Program.

The Program Administrator concluded that each fund has been able to meet redemption requests in all market conditions during the review period without significant dilution to the fund’s remaining investors. The Program Administrator determined that the Program is functioning properly.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or upon request by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost upon request by calling 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

RESULTS OF SHAREHOLDER VOTES

Special Meetings. Special Meetings of Shareholders (“Meeting”) were held on September 2, 2020, for each of the Madison Large Cap Value Fund and for the Madison High Income Fund (individually, a “Fund”, collectively, the “Funds”). At each Meeting, shareholders of the Fund voted on a proposal to approve an Agreement and Plan of Reorganization and Liquidation (the “reorganization”) of the Fund in exchange for shares of beneficial interest of another Madison Fund. Specifically, shareholders of Large Cap Value Fund voted to approve the reorganization with and into the Dividend Income Fund, and High Income Fund shareholders voted to approve the reorganization with and into the Core Bond Fund.

A quorum of shareholders was necessary to hold a valid meeting and to consider the proposal, and the presence in person or by proxy of shareholders entitled to cast at least 20% of the votes entitled to be cast at each Meeting constituted a quorum. Approval of each reorganization required the vote of a majority of the outstanding voting shares of a Fund, as defined under the 1940 Act. Abstentions and broker non-votes were considered present for purposes of determining the existence of a quorum for the transaction of business and had the effect of a vote against each reorganization. Each shareholder was entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the applicable Fund as of the record date for the Meeting.

The number of shares of the Large Cap Value Fund on June 15, 2020, the record date, issued and outstanding and entitled to vote at its Meeting was 4,740,667.078 with a net asset value of $52,094,663.54.

The number of shares of the High Income Fund on June 15, 2020, the record date, issued and outstanding and entitled to vote at its Meeting was 3,015,500.927 with a net asset value of $16,609,629.009.

At each Fund Meeting, the Reorganization proposal received the requisite votes and was approved. Votes were cast as follows:

Special Meeting of Large Cap Value Fund	% of O/S	% Voted
For	45.677%	86.809%
Against/Withhold	1.027%	1.952%
Abstain	5.914%	11.239%
Total Voted	52.618%

Special Meeting of High Income Fund	% of O/S	% Voted
For	44.708%	86.543%
Against/Withhold	1.556%	3.012%
Abstain	5.396%	10.446%
Total Voted	51.66%

There was no other business discussed at either Meeting.

Madison Funds | Other Information (unaudited) - concluded | October 31, 2020

TAX INFORMATION

Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended 2020, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$31,591	$402,497

Complete information regarding the funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2020, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2020, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	9.48%	Dividend Income	100.00%
Moderate Allocation	25.23%	Investors	100.00%
Aggressive Allocation	44.66%	Mid Cap	100.00%
Diversified Income	99.96%	Small Cap	100.00%
Covered Call Equity Income	26.00%

Qualified Dividend Income: For the taxable year ended 2020, the funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2020, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$213,328	Investors	$2,027,187
Moderate Allocation	669,814	Dividend Income	3,966,281
Aggressive Allocation	410,004	Small Cap	194,223
Diversified Income	2,588,765	International Stock	111,983
Covered Call & Equity Income	1,713,710

Madison Funds  |  October 31, 2020

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089. This table is of October 31, 2020.

Interested Trustees and Officers

Name and Age	Position(s) Held, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee
Paul A. Lefurgey[2] 55	Trustee, March 2020 - Present; Vice President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), CEO, 2017 - Present; Co-Head of Fixed Income, 2019 - Present; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017	14	N/A
Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018
Patrick F. Ryan 41	President, March 2020 - Present	MIH, Madison and MIA, Vice President and Portfolio Manager, 2009 - Present Ultra Series (14 mutual funds) and Madison Covered Call & Equity Strategy Fund, President, March 2020 - Present	N/A	N/A
Greg D. Hoppe 51	Vice President, March 2020 - Present; Chief Financial Officer 2019 - Present; Treasurer, 2009 - 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Ultra Series Fund (14), Vice President, March 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; Madison Covered Call & Equity Strategy Fund, Vice President, March 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

			N/A	N/A
Holly S. Baggot 59	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007 and 2009 - Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Ultra Series Fund and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - November 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018

			N/A	N/A
Steve J. Fredricks 50	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Legal Officer, March 2020 - Present; Chief Compliance Officer, 2018 - Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018

			N/A	N/A
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
Trey D. Edgerle 30	Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present

MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018

			N/A	N/A

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016

1 As of the date of this report, the fund complex consists of Madison Funds with 14 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 29 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

Madison Funds | Trustees and Officers - concluded | October 31, 2020

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[2]	Other Directorships Held by Director/ Trustee
James R. Imhoff, Jr. 76	Trustee, 2009 - 2020	First Weber, Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1978 - 2017	29	Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present
Steven P. Riege 66	Trustee, 2005 - 2028	Ovation Leadership (management consulting) Milwaukee, WI, Owner/ President, 2001 - Present	29	Ultra Series Fund (14), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001
Richard E. Struthers 68	Trustee, 2004 - 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present	29	Ultra Series Fund (14), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012
Carrie J. Thome 52	Trustee, 2017- 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present	28	Ultra Series Fund (14), 2017 - Present
		Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - 2019
Scott C. Jones 58	Trustee, 2019 - 2034	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), 2013 - Present Interim Managing Director, Park Agency, Inc., 2020 - Present	14	Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present; Trustee, Manager Directed Portfolios (open-end fund family (9), 2016 - Present (Lead Independent Trustee since 2017); Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 - 2016

1 A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee, and shall not apply to Mr. Imhoff, who will retire at the end of 2020. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.

3 As of the date of this report, the fund complex consists of Madison Funds with 14 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 29 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number: 811-08261

4460-P1053

Rev. 1020

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Madison Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2020, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2020 and 2019, respectively were $198,000 ($416,000 including the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $220,000 ($483,000 including the Affiliated Funds and the Small Cap report dated September 30, 2019).

(b) Audit-Related Fees.   For the fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $12,500 and $12,000, respectively.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $89,565 and $87,780, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)          (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Steve J. Fredricks

Steve J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan

Patrick F. Ryan, Principal Executive Officer

Date: December 30, 2020

/s/ Greg D. Hoppe

Greg D. Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: December 30, 2020